Amended and Restated Limited Liability Company Agreement made and entered into as of September 7, 2010 by and among Oregon USG Holdings LLC U.S. Geothermal Inc. and Enbridge (U.S.) Inc.

CONFIDENTIAL TREATMENT

Redacted

EXECUTION COPY

AMENDED AND RESTATED

LIMITED LIABILITY COMPANY AGREEMENT

OF

OREGON USG HOLDINGS LLC

a Delaware limited liability company

THE INTERESTS REPRESENTED BY THIS DOCUMENT HAVE NOT BEEN REGISTERED UNDER ANY SECURITIES LAWS, AND THE TRANSFERABILITY OF SUCH INTERESTS IS RESTRICTED. AN INTEREST MAY NOT BE SOLD, ASSIGNED OR TRANSFERRED, NOR WILL ANY ASSIGNEE, VENDEE, TRANSFEREE OR ENDORSEE THEREOF BE RECOGNIZED AS HAVING ACQUIRED ANY SUCH INTEREST BY THE ISSUER FOR ANY PURPOSES, UNLESS (1) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, WITH RESPECT TO SUCH INTEREST IS THEN IN EFFECT, AND SUCH TRANSFER HAS BEEN QUALIFIED UNDER ALL APPLICABLE STATE SECURITIES LAWS, OR (2) THE AVAILABILITY OF AN EXEMPTION FROM SUCH REGISTRATION AND QUALIFICATION IS ESTABLISHED TO THE SATISFACTION OF COUNSEL TO THE COMPANY.

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EXHIBITS

AMENDED AND RESTATED

LIMITED LIABILITY COMPANY AGREEMENT

OF

OREGON USG HOLDINGS LLC

THIS AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT (this "**Agreement**") is made and entered into as of September ___, 2010 (the "**Effective Date**"), by and among the Company, U.S. Geothermal Inc., an Idaho corporation ("**USG**"), and Enbridge (U.S.) Inc., a Delaware corporation ("**Enbridge**"; Enbridge and USG are hereinafter sometimes referred to collectively as the "**Members**" and individually as a "**Member**").

WHEREAS, the Company was formed as a limited liability company pursuant to the filing of the Certificate of Formation of the Company with the Secretary of State of the State of Delaware on December 29, 2009 (the "**Certificate**");

WHEREAS, prior to the date hereof, the Company has been governed by an Operating Agreement dated effective as of December 29, 2009, as amended (the "**Original Agreement**"), entered into by USG as the sole Member of the Company;

WHEREAS, pursuant to the Contribution Agreement by and between USG and the Company, dated December 31, 2009, (the "**Contribution Agreement**"), USG contributed to the Company one hundred membership units of the Subsidiary, constituting all of the issued and outstanding membership interests of the Subsidiary.

WHEREAS, simultaneously with the Effective Date, Enbridge, the Company, and USG have executed the Convertible Promissory Note and related loan documents, pursuant to which Enbridge will loan the Company $5,000,000 (the "**Pre-Development Loan**") for certain pre-development work prior to the closing of the Project Loan;

WHEREAS, simultaneously with the Effective Date, Enbridge, the Company and USG have entered into that certain Membership Interest Purchase and Sale Agreement (the "**Purchase Agreement**") pursuant to which Enbridge is subscribing for its Percentage Interest in the Company and will be bound by the terms set forth in this Agreement;

WHEREAS, the Company desires to admit Enbridge as a Member; and the Members desire to amend and restate the Original Agreement in its entirety as set forth herein. Upon entering into this Agreement, the Original Agreement shall be superseded in its entirety.

NOW, THEREFORE, pursuant to the Act and in consideration of the mutual agreements, promises, and undertakings hereinafter set forth, the receipt and

sufficiency of which are hereby acknowledged, the Members agree that the following shall constitute the Limited Liability Company Agreement of the Company.

ARTICLE 1

THE COMPANY

1.1 **Formation**. Oregon USG Holdings LLC (the "**Company**") is a limited liability company formed pursuant to the Delaware Limited Liability Company Act, as amended (the "**Act**"). The Certificate was filed with the Secretary of State of Delaware on December 29, 2009. The actions of the Person who so executed and filed the Certificate of Formation are hereby authorized, ratified and confirmed as of the date taken. The rights and liabilities of the Members will be as provided in the Act, except as otherwise provided in this Agreement. From time to time, the Board shall cause to be filed, and the Members shall execute, such further certificates of formation, qualifications to do business, fictitious name certificates, or like filings in such jurisdictions as may be necessary or appropriate in connection with the conduct of the Company's business or to provide notification of the limitation of liability of the Members and Managers under applicable Law. The Certificate is hereby adopted and incorporated by reference in this Agreement.

1.2 **Company Name**. The name of the Company is "Oregon USG Holdings LLC." The business of the Company may be conducted under that name or any other name that the Board deems appropriate or advisable. The Board shall file, or shall cause to be filed, any fictitious name certificates and similar filings, and any amendments thereto, that the Board considers appropriate or advisable.

1.3 **Purposes**. Subject to the limitations contained elsewhere in this Agreement, the Company is formed for the purpose of (i) owning all of the membership interests of the Subsidiary, which Subsidiary will own, build, acquire, develop, monitor and operate geothermal electric power generation facilities near Neal Hot Springs, Oregon (the "**Project**"), (ii) exercising all other powers necessary and reasonably connected with such purpose that may legally be exercised by limited liability companies under the Act, and (iii) engaging in all activities necessary, customary, convenient, or incident to any of the foregoing (collectively, the "**Purpose**").

1.4 **Principal Office**. The initial principal office of the Company is located at 1505 Tyrell Lane, Boise, Idaho 83706, or such other place as the Board may from time to time determine.

1.5 **Registered Office and Registered Agent**. The address of the registered office of the Company is 1209 Orange Street, Wilmington, New Castle County, Delaware 19801, and the name of the registered agent of the Company for service of process at such address is The Corporation Trust Company (or such other registered office and registered agent as the Board may from time to time select).

1.6 **Term**. The Company as herein constituted shall continue in existence for perpetuity, unless dissolved or terminated pursuant to **Law** or the provisions of this Agreement.

1.7 **Defined Terms**. Unless the context otherwise requires or unless otherwise provided in this Agreement, capitalized terms used in this Agreement shall have the meanings ascribed to them in this **Section 1.7**.

1.7.1 "**Act**" has the meaning set forth in **Section 1.1**.

1.7.2 "**Action(s)**" has the meaning set forth in **Section 7.1.1**.

1.7.3 "**Actual Treasury Grant Distributable Cash**" means the actual amount of the Treasury Grant received by the Subsidiary that constitutes Distributable Cash.

1.7.4 "**Additional Capital Call**" has the meaning given in **Section 2.2**.

1.7.5 "**Additional Capital Contribution**" has the meaning given in **Section 2.2**.

1.7.6 "**Additional Member**" means any Person admitted as a Member pursuant to **Section 11.2** hereof.

1.7.7 "**Affiliate**" means, with respect to any Person, (a) any other Person that directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person, including, without limitation, any Person directly or indirectly controlled by the same manager; (b) any Person owning or controlling 50% or more of the outstanding voting securities of such Person; (c) any officer, director, manager, trustee or general partner of such Person; (d) any other Person that is owned by at least 80% of the same equity owners as such Person; and (e) any Person who is an officer, director, manager, trustee or general partner or holder of 10% or more of the voting securities of any Person described in clauses (a) through (c); provided that neither the Company nor the Subsidiary shall be deemed an Affiliate of any Member or any Affiliate of any Member. For purposes of this definition, "**control**," when used with respect to any specified Person, means the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, by contract or otherwise, the term "**controlled**" has the meaning correlative to the foregoing.

1.7.8 "**Agreement**" has the meaning set forth in the preamble to this Agreement. Terms such as "hereof," "hereto," "hereby," "hereunder" and "herein" refer to this Agreement as a whole, unless the context otherwise requires.

1.7.9 "**Annual Budget**" means, with respect to a particular Fiscal Year (or that portion of the Fiscal Year provided therein), the operating budget and

capital expenditure budget of the Company and the Subsidiary adopted in accordance with **Section 6.18** which shall include all anticipated sources and uses of proceeds for such year, including any Capital Contributions, anticipated debt financing or anticipated operating income.

1.7.10 "**Anticipated Treasury Grant Distributable Cash**" means $12,000,270 if the Base Case Model is the Three Module Model and $8,400,189 if the Base Case Model is the Two Module Model, which equals the anticipated amount of the Treasury Grant that the Subsidiary will receive that shall constitute Distributable Cash, as shown in the Base Case Model without regard to any adjustments to such model pursuant to **Section 2.3.2, Section 2.3.4** or **Section 2.3.5.**

1.7.11 "**Appraised Fair Market Value**" has the meaning set forth in **Section 10.5.7**.

1.7.12 "**Appraiser**" means an appraiser who is not an Affiliate of any Member and who has at least 10 years experience in the valuation of assets similar to the Project.

1.7.13 "**Asset Sale**" has the meaning set forth in **Section 10.10.1**.

1.7.14 "**Asset Sale Notice**" has the meaning set forth in **Section 10.10.1**.

1.7.15 "**Asset Sale Notice Period**" has the meaning set forth in **Section 10.10.2**.

1.7.16 "**Asset Sale Offer**" has the meaning set forth in **Section 10.10.1**.

1.7.17 "**Asset Sale Terms**" has the meaning set forth in **Section 10.10.1**.

1.7.18 "**Assignee**" means a person who has acquired a share of a Member's Interest as are assigned to him, but who has not been admitted as a Substitute Member.

1.7.19 "**Base Case Model**" as used in this Agreement, shall mean either the Three Module Model or the Two Module Model, as applicable, based on the results of the Flow Test Report.

1.7.20 "**Base Internal Rate of Return**" means a projected pre-tax internal rate of return of 16.5% on Enbridge's Capital Contributions and unfunded Capital Commitment, calculated in the manner set forth in the applicable Base Case Model, and using all of the assumptions used in the applicable Base Case Model, including the timing and amount of all distributions and Capital Contributions.

1.7.21 "**Basis**" means, with respect to any Company Property, the adjusted basis of such asset for federal income tax purposes.

1.7.22 "**Board**" has the meaning set forth in **Section 6.1**.

1.7.23 "**Business Day**" means any day other than a Saturday, a Sunday or a day on which commercial banks in Boise, Idaho are required or authorized to be closed.

1.7.24 "**Business Opportunity**" has the meaning set forth in **Section 6.19**.

1.7.25 "**Capital Account**" means, with respect to any Member, the Capital Account maintained for such Member in accordance with the provisions of **Section 3.1.1**.

1.7.26 "**Capital Call**" has the meaning set forth in **Section 2.1.3.**

1.7.27 "**Capital Commitment**" has the meaning set forth in **Section 2.1.3**.

1.7.28 "**Capital Contributions**" means, with respect to any Member, the aggregate amount of Cash Contribution and the Carrying Value (net of liabilities) of any Contributed Property contributed to the Company in exchange for such Member's Interest and shall include, but not be limited to, any Initial Capital Contributions and any Additional Capital Contributions.

1.7.29 "**Carrying Value**" means, (a) with respect to a Company asset other than an asset that was Contributed Property, the asset's Basis for federal income tax purposes and (b) with respect to a Company asset that was Contributed Property, the fair market value of such asset. The Carrying Values of all Company assets may be adjusted to equal their respective fair market values (as determined in good faith by the Board), in accordance with the rules set forth in Treasury Regulations Section 1.704.1(b)(2)(iv)(f) immediately prior to: (a) the date of the acquisition of any additional Interest by any new or existing Member in exchange for more than a de minimis Capital Contribution; (b) the date of the distribution of more than a de minimis amount of the Company's Property (other than a pro rata distribution) to a Member; or (c) such other dates as may be specified in Treasury Regulations under Section 704 of the Code; provided, that adjustments pursuant to clauses (a), (b) and (c) above shall be made only if the Board determines in its sole discretion that such adjustments are necessary or appropriate to reflect the relative economic Interests of the Members. The Carrying Value of any Company asset distributed to any Member shall be adjusted immediately prior to such distribution to equal its fair market value. In the case of any asset that has a Carrying Value that differs from its Basis, Carrying Value shall be adjusted by the amount of Depreciation as calculated for purposes of the definition of

"Profits and Losses" rather than the amount of depreciation determined for federal income tax purposes.

1.7.30 "**Cash Contribution**" shall mean cash and cash equivalents, contributed to the capital of the Company, or any Indebtedness of the Company owed to and forgiven by such Member, as a Capital Contribution.

1.7.31 "**Certificate**" has the meaning set forth in the Recitals.

1.7.32 "**Chairman**" has the meaning set forth in **Section 6.11.1**.

1.7.33 "**Change of Control**" (i) means the sale of all or substantially all of the assets of the Company to a Proposed Transferee; (ii) a sale resulting in more than 50% of the Membership Interests of the Company being held by an unaffiliated third party; or (iii) a merger, consolidation, recapitalization or reorganization of the Company with or into an unaffiliated third party.

1.7.34 "**Claim Date**" means the date a complaint or other pleading sufficient to initiate a legal or equitable proceeding against USG is filed by Enbridge with the appropriate court asserting that Enbridge is entitled to indemnification from USG pursuant to the terms of the Purchase Agreement for a breach of any representation, warranty, or the failure to comply with any agreement, covenant or condition set forth therein.

1.7.35 "**Code**" means the United States Internal Revenue Code of 1986, as amended from time to time (or any corresponding provisions of succeeding Law).

1.7.36 "**Company**" has the meaning set forth in **Section 1.1**.

1.7.37 "**Company Minimum Gain**" has the meaning given to the term "Partnership Minimum Gain" as set forth in Treasury Regulation §§1.704-2(b)(2) and 1.704-2(d), and any Member's share of Company Minimum Gain shall be determined in accordance with Treasury Regulation §1.704-2(g)(1).

1.7.38 "**Contributing Member**" has the meaning set forth in **Section 2.3.6**.

1.7.39 "**Construction Completion Date**" means the date the construction of the Project is complete in accordance with the Project Loan Documents.

1.7.40 "**Contributed Property**" shall mean Property or other consideration (excluding services and Cash Contributions) contributed to the capital of the Company by such Member as a Capital Contribution.

1.7.41 "**Contribution Agreement**" has the meaning set forth in the Recitals.

1.7.42 "**Contribution Date**" has the meaning set forth in **Section 2.2.**

1.7.43 "**Contribution Lender**" has the meaning set forth in **Section 2.3.6(b)**.

1.7.44 "**Contribution Loan**" has the meaning set forth in **Section 2.3.6(b)**.

1.7.45 "**Convertible Promissory Note**" means that certain Secured Convertible Promissory Note dated as of the Effective Date in the initial principal amount of $5,000,000 in favor of Enbridge.

1.7.46 "**CPI**" means the Consumer Price Index, All Urban Consumers, U.S. City Average, All Items, published by the United States Bureau of Labor Statistics, as the same may be amended or reindexed from time to time. If the publication of CPI is discontinued or unavailable for any reason, the parties shall use a comparable governmental index to measure inflation.

1.7.47 "**Depreciation**" means, for each Fiscal Year or other period, an amount equal to the cost recovery deduction allowable with respect to an asset for such year or other period as determined for federal income tax purposes, provided that, if the Carrying Value of such asset differs from its Basis at the beginning of such Fiscal Year or other period, depreciation shall be determined as provided in Treasury Regulation § 1.704-1(b)(2)(iv)(g)(3).

1.7.48 "**Development Budget**" means the budget with respect to the Project, as may be amended from time to time, setting forth in detail all estimated expenditures required for the development and construction of Project, the sources of funds therefor and the timing such funds will need to be contributed to the Company or the Subsidiary and shall also include a time table for development and construction of the Project and a list of the proposed contractors for the development and construction of the Project. A current version of the Development Budget is attached hereto as Exhibit B.

1.7.49 "**Dissolution Event**" has the meaning set forth in **Section 12.1**.

1.7.50 "**Distributable Cash**" means, with respect to any Fiscal Year or other applicable period, the excess, if any, of (a) all cash receipts generated by the Company from operations, proceeds from the sale of Company's Property (including, without limitation, the sale of all or substantially all the Company's Property), loan proceeds, all proceeds from the Treasury Grant, less (b) all expenses and capital expenditures of the Company for such period, all payments of principal and interest on account of any Company Indebtedness and such reasonable cash reserves as the Board deems necessary for any Company needs (or those mandated by Law, contract

or the Company's Indebtedness), but shall exclude and shall not be reduced by depreciation, amortization, cost recovery deductions or similar allowances. For the avoidance of doubt, Distributable Cash does not include Cash Contributions.

1.7.51 "**Drag-along Notice**" has the meaning set forth in **Section 10.5.2**.

1.7.52 "**Drag-along Sale**" has the meaning set forth in **Section 10.5.1**.

1.7.53 "**Effective Date**" has the meaning set forth in the preamble to this Agreement.

1.7.54 "**Enbridge**" has the meaning set forth in the preamble to this Agreement.

1.7.55 "**Enbridge Anticipated TG Distribution Amount**" means $8,400,189 if the Base Case Model is the Three Module Model and $5,034,800 if the Base Case Model is the Two Module Model, which equals the anticipated amount of distributions Enbridge will receive pursuant to **Section 4.1.2** in the Base Case Model prior to any adjustments pursuant to **Section 2.3.2, 2.3.4 or 2.3.5**.

1.7.56 "**Enbridge-Only Additional Capital Call**" has the meaning set forth in **Section 2.2.**

1.7.57 "**Event of Default**" shall mean:

(a) (I) commission of an act of gross negligence, fraud or willful misconduct by USG which results, or would be reasonably likely to result, in a material adverse affect upon the Company, the Subsidiary, the Project or Enbridge or (II) breach or other default by USG of any provision or obligation under this Agreement, and in either case, such event and the damages, if any, resulting from such event have not been cured within 15 days after written notice from Enbridge (or within such reasonably longer time period as Enbridge may provide USG if such event is not susceptible to cure within 15 days);

(b) the failure by USG to fund its Initial Capital Contribution pursuant to and in accordance with **Section 2.1.1**.

1.7.58 "**Exercise Notice**" has the meaning set forth in **Section 6.19**.

1.7.59 "**First Appraisal** " has the meaning set forth in **Section 10.5.7**.

1.7.60 "**Fiscal Year**" means the 12-month period ending on December 31 of each year or such other fiscal year as the Board may select in its

reasonable discretion from time to time in accordance with the Code and the Treasury Regulations.

1.7.61 "**Flow Test Report**" has the meaning set forth in **Section 2.3.3**.

1.7.62 "**Forced Sale**" has the meaning set forth in **Section 2.3.6(c)**.

1.7.63 "**Governmental Entity**" means any United States federal, state or local, or any foreign government, governmental authority, regulatory or administrative agency, governmental commission, court or tribunal (or any department, bureau or division thereof).

1.7.64 "**Indebtedness**" means, with respect to any Person, any and all obligations of such Person (a) for borrowed money, (b) evidenced by notes, bonds, debentures or similar instruments, (c) under or relating to letters of credit (including any obligation to reimburse the letter of credit issuer with respect to amounts drawn on such instruments), (d) for the deferred purchase price of goods or services (other than trade payables or accruals incurred and paid in the ordinary course of the business), (e) under capital leases, (f) with respect to bank overdrafts or otherwise reflected as negative cash in financial statements of such Person, (g) for deferred compensation, and (i) in the nature of guarantees of the obligations described in clauses (a) through (g) above of any other Person.

1.7.65 "**Indemnification Acknowledgment**" has the meaning set forth in **Section 7.4.1(a)**.

1.7.66 "**Indemnitee**" has the meaning set forth in **Section 7.4**.

1.7.67 "**Initial Capital Contributions**" has the meaning set forth in **Section 2.1.2**.

1.7.68 "**Initial Enbridge Contribution**" has the meaning set forth in **Section 2.1.2**.

1.7.69 "**Initial USG Cash Contribution**" has the meaning set forth in **Section 2.1.1**.

1.7.70 "**Interest**" means a Member's entire ownership Interest in the Company, including any and all benefits to which Holder of such Interest may be entitled as provided in this Agreement, together with all obligations of such Person to comply with the terms and provisions of this Agreement.

1.7.71 "**Interest Rate**" has the meaning set forth in **Section 2.3.6(b)**.

1.7.72 "**Internal Rate of Return**" means the Base Internal Rate of Return or the Premium Internal Rate of Return, as applicable.

1.7.73 "**IRS**" means the Internal Revenue Service.

1.7.74 "**Investing Member**" has the meaning set forth in **Section 6.19**.

1.7.75 "**Law(s)**" means all laws, statutes, rules, regulations, codes, injunctions, judgments, orders, decrees, rulings, constitutions, ordinances, or common law of any federal, state, local or municipal Governmental Entity.

1.7.76 "**Losses**" has the meaning set forth in **Section 7.1.1**.

1.7.77 "**Major Decisions**" has the meaning set forth in **Section 6.9**.

1.7.78 "**Majority in Interest**" means Members holding more than 50% of the aggregate Percentage Interest of the Company.

1.7.79 "**Make-up Contributions**" has the meaning set forth in **Section 2.1.3(d)**.

1.7.80 "**Manager**" means a Manager appointed in accordance with **Section 6.1**.

1.7.81 "**Material Contract**" has the meaning set forth in **Section 6.9.22**.

1.7.82 "**Meeting**" shall have the meaning set forth in **Section 8.1**.

1.7.83 "**Member(s)**" has the meaning set forth in the preamble to this Agreement. Solely for purposes of the allocation and distribution provisions of **Sections 3.2, 4.1 and 12.2** of the Agreement (and any definitions relating thereto), a Member shall also include an Assignee who has not been admitted to the Company as a Substitute Member.

1.7.84 "**Member Nonrecourse Debt**" has the meaning given to the term "Partner Nonrecourse Debt" as set forth in Treasury Regulation § 1.704-2(b)(4).

1.7.85 "**Member Nonrecourse Debt Minimum Gain**" has the meaning given to the term "Partner Nonrecourse Debt Minimum Gain" in Treasury Regulation § 1.704-2(i)(2) and shall be determined in the manner set forth in Treasury Regulation § 1.704-2(i)(3).

1.7.86 "**Member Nonrecourse Deductions**" has the meaning given to the term "Partner Nonrecourse Deductions" as set forth in Treasury Regulation § 1.704-2(i)(2). For any Company Fiscal Year, the amount of Member Nonrecourse

Deductions with respect to a Member Nonrecourse Debt equal the net increase during the year, if any, in the amount of Member Nonrecourse Debt Minimum Gain reduced (but not below zero) by proceeds of the liability that are both attributable to the liability and allocable to an increase in the Member Nonrecourse Debt Minimum Gain.

1.7.87 "**New Interests**" has the meaning set forth in **Section 12.3.**

1.7.88 "**New LLC**" has the meaning set forth in **Section 12.3.**

1.7.89 "**Non-contributing Member**" has the meaning set forth in **Section 2.3.6**.

1.7.90 "**Non-offering Member**" has the meaning set forth in **Section 10.4.1.**

1.7.91 "**Nonrecourse Deductions**" has the meaning set forth in Treasury Regulation § 1.704-2(b)(1). The amount of Nonrecourse Deductions for any Fiscal Year equals the excess, if any, of the net increase, if any, in the amount of Company Minimum Gain during that Fiscal Year over the aggregate amount of any distributions during that Fiscal Year of proceeds of a Nonrecourse Liability that are allocable to an increase in Company Minimum Gain, determined according to the provisions of Treasury Regulation §§ 1.704-2(c) and (d).

1.7.92 "**Nonrecourse Liability**" has the meaning set forth in Treasury Regulation § 1.704-2(b)(3).

1.7.93 "**Notice of Claim**" has the meaning set forth in **Section 7.4.1**.

1.7.94 "**Offered Interest**" has the meaning set forth in **Section 10.4.1**.

1.7.95 "**Offering Member**" has the meaning given in **Section 10.4.1**.

1.7.96 "**Offering Member Notice**" has the meaning given in **Section 10.4.2.**

1.7.97 "**Offer Notice Period**" has the meaning set forth in **Section 6.19**.

1.7.98 "**Opportunity Member**" has the meaning set forth in **Section 6.19**.

1.7.99 "**Opportunity Notice**" has the meaning set forth in **Section 6.19**.

1.7.100 "**Original Agreement**" has the meaning set forth in the Recitals.

1.7.101 "**Percentage Interest**" the "Percentage Interest" of each Member set forth opposite such Member's name on Exhibit A, as amended from time to time in accordance with this Agreement.

1.7.102 "**Person(s)**" means any individual, partnership, corporation, trust, limited liability company or other entity.

1.7.103 "**Pre-Development Loan**" has the meaning set forth in the Recitals.

1.7.104 "**Premium Internal Rate of Return**" means the Base Internal Rate of Return multiplied by 107.5%.

1.7.105 "**Profits**" and "**Losses**" means for each Fiscal Year or other period an amount equal to the Company's taxable income or loss for such year or period, determined in accordance with Code § 703(a) (for this purpose, all items of income, gain, loss, or deduction required to be stated separately pursuant to Code § 703(a)(1)), with the following adjustments:

(a) any income of the Company that is exempt from federal income tax and not otherwise taken in account in computing Profits or Loss shall be added to such taxable income or loss;

(b) any expenditures of the Company described in and within the meaning of Code § 705(a)(2)(B) or treated as Code § 705(a)(2)(B) expenditures pursuant to Treasury Regulation § 1.704-1(b)(2)(iv)(i), and not otherwise taken into account in computing Profits or Loss, shall be subtracted from such taxable income or loss;

(c) gain or loss resulting from any disposition of the Company's Property with respect to which gain or loss is recognized for federal income tax purposes will be computed by reference to the Carrying Value of the Property, notwithstanding that the Basis of the proper differs from its Carrying Value;

(d) in lieu of depreciation, amortization and other cost recovery deductions taken into account for federal income tax purposes, there shall be taken into account Depreciation for such year or other period, computed in accordance with the Treasury Regulation § 1.704-1(b)(2(iv)(g)(3);

(e) any items that are specially allocated to a Member pursuant to **Section 3.3** through **Section 3.6** shall not be taken into account in determining Profits and Losses; and

(f) any increase or decrease to capital accounts as a result of any adjustment to the book value of the Company's Property pursuant to Treasury Regulation § 1.704-1(b)(2)(iv)(f) or (g) shall constitute an item of Profit or Loss, as appropriate.

1.7.106 "**Project**" has the meaning set forth in **Section 1.3**.

1.7.107 "**Project Lender**" shall mean the Federal Financing Bank, an instrumentality of the United States Government created by the Federal Financing Bank Act of 1973 that is under the general supervision of the Secretary of the United States Department of the Treasury, or any successor thereto.

1.7.108 "**Project Loan**" means that certain loan from the Project Lender, or any refinancing thereof by the Company or the Subsidiary, in connection with the Project, or secured by the Company's and/or the Subsidiary's assets and/or the Members' Interests in the Company and/or the Company's membership interest in the Subsidiary and guaranteed by the Department of Energy.

1.7.109 "**Project Loan Commitment**" means that certain conditional commitment and term sheet issued to USG Oregon LLC by the United States Department of Energy, dated as of June 9, 2010, in accordance with §609.8(c) of 10 CFR Part 609 and other applicable Laws promulgated by DOE to implement Title XVII of the Energy Policy Act of 2005, as amended.

1.7.110 "**Project Loan Documents**" means the a loan agreement by and between the Subsidiary and the Project Lender, including all documents defined as "Financing Documents" therein and executed in accordance with and pursuant to the Project Loan Commitment.

1.7.111 "**Property**" means all real and personal property owned by a Person from time to time during the term of its existence and any improvements thereto, and shall include both tangible and intangible property.

1.7.112 "**Proposed Transferee**" has the meaning set forth in **Section 10.4.1**.

1.7.113 "**Pro Rata Share**" shall be equal to the ratio which such Member's Percentage Interest bears to all the Members or group or class of Members, as applicable.

1.7.114 "**Purchase Agreement**" has the meaning set forth in the Recitals.

1.7.115 "**Purpose**" has the meaning set forth in **Section 1.3**.

1.7.116 "**Regulatory Allocation**" has the meaning set forth in **Section 3.6**.

1.7.117 "**Related Party Agreement**" has the meaning set forth in **Section 6.9.22**.

1.7.118 **"ROFO Acceptance Notice"** has the meaning set forth in **Section 10.4.3(a)**.

1.7.119 "**ROFO Notice Period**" has the meaning set forth in **Section 10.4.2(b)**.

1.7.120 "**Sale Notice**" has the meaning given in **Section 10.6.2.**

1.7.121 "**Second Appraisal** " has the meaning set forth in **Section 10.5.7**.

1.7.122 "**Securities Act**" means the Securities Act of 1933, as amended from time to time.

1.7.123 "**Subsidiary**" means USG Oregon, LLC, a Delaware limited liability company.

1.7.124 "**Substitute IRR**" has the meaning set forth in **Section 2.3.4(b)**.

1.7.125 "**Substitute Member**" means an Assignee who has been admitted to the Company as a Member pursuant to and in accordance with the provisions of this Agreement. As such, a Substitute Member shall have all of the rights and obligations of a Member.

1.7.126 "**Tag-along Member**" has the meaning set forth in **Section 10.6.1**.

1.7.127 "**Tag-along Notice**" has the meaning set forth in **Section 10.6.3**.

1.7.128 "**Tag-along Period**" has the meaning set forth in **Section 10.6.3**.

1.7.129 "**Tag-along Sale**" has the meaning set forth in **Section 10.6.1**.

1.7.130 **"Tax Matters Partner"** has the meaning set forth in **Section 6.10**.

1.7.131 "**Tax(es)**" means any federal, state, local or foreign income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental, customs duties, capital stock, franchise, profits, withholding, social security (or similar, including FICA), unemployment, disability,

real property, personal property, sales, use, transfer, registration, value added, alternative or add-on minimum, estimated or other tax of any kind whatsoever, including any Interest, penalty or addition thereto.

1.7.132 "**Third Appraisal** " has the meaning set forth in **Section 10.5.7**.

1.7.133 "**Three Module Model**" has the meaning set forth in **Section 2.3.3**.

1.7.134 "**Transfer**" (whether or not such term is capitalized) means, as a noun, any voluntary or involuntary transfer, sale, pledge, hypothecation, assignment or other disposition by a Member and, as a verb, voluntarily or involuntarily to transfer, sell, pledge, hypothecate, assign or otherwise dispose of a Member's Interest.

1.7.135 "**Treasury Department**" means the United States Department of the Treasury.

1.7.136 "**Treasury Grant**" means the grant available under Section 1603 of Division B of the American Recovery and Reinvestment Act of 2009, P.L. 111-5.

1.7.137 "**Treasury Grant Adjustment**" has the meaning set forth in **Section 2.3.4(c)**.

1.7.138 "**Treasury Grant Determination Date**" means the date on which either (i) the Treasury Department provides final notice of the amount of a Treasury Grant to be awarded with respect to the Project or that no Treasury Grant will be provided with respect to the Project or (ii) the date of a USG Treasury Grant Default.

1.7.139 "**Treasury Grant Percentage**" means the "Treasury Grant Percentage" of each Member set forth opposite such Member's name on Exhibit A, as amended from time to time in accordance with this Agreement.

1.7.140 "**Treasury Grant Reserves**" means any portion of the Treasury Grant deposited or reserved, or required to be deposited or reserved, in accordance with the Project Loan Documents.

1.7.141 "**Treasury Regulation(s)**" as used herein means the Treasury Regulations, including Temporary Treasury Regulations, promulgated under the Code, as from time to time in effect.

1.7.142 "**Two Module Model**" has the meaning set forth in **Section 2.3.3**.

1.7.143 "**Unreturned Capital Contributions**" means, with respect to a Member, all Capital Contributions made by such Member less any amounts distributed such Member pursuant to Section 4.1.1 and Section 4.1.2.

1.7.144 "**USG**" has the meaning set forth in the preamble to this Agreement

1.7.145 "**USG Treasury Grant Default**" has the meaning set forth in **Section 2.3.4(b)(iii)**.

1.7.146 "**Waived ROFO Transfer Period**" has the meaning set forth in **Section 10.4.4**.

ARTICLE 2

CAPITAL /PERCENTAGE INTERESTS/FUTURE FINANCING

2.1 Initial Capital Contributions and Commitments.

2.1.1 Initial USG Capital Contributions. Pursuant to the Contribution Agreement, USG contributed to the capital of the Company its entire ownership interest in the Subsidiary, constituting all of the issued and outstanding membership interests of the Subsidiary, which Subsidiary, in turn, owns or leases real and personal property in connection with the Project, and certain permits, consents, authorizations, licenses, approvals, contracts, research, development, know-how and other rights and intangible property in connection with development of the Project. The Members agree that the fair market value of the membership interests in the Subsidiary immediately prior to the Effective Date is as set forth opposite USG's name on Exhibit A, as may be adjusted pursuant to **Section 3.1.2**. In addition to the contribution made under the Contribution Agreement, USG represents and warrants that it has made cash Capital Contributions to the Company such that the total amount of cash Capital Contributions made to the Company by USG at the time of closing the Project Loan is equal to $13,000,000 (collectively, the "**Initial USG Cash Contribution**"). The Members acknowledge and agree that a portion of the Initial USG Cash Contribution has already been funded by USG and expended by the Company.

2.1.2 Initial Enbridge Contribution. As of the Effective Date, Enbridge has made a Capital Contribution to the Company of $1,000. In addition, the Members recognize that the Company will require pre-development capital in advance of closing the Project Loan. Accordingly, Enbridge has agreed to make the Pre-Development Loan to the Company and the Subsidiary in an amount of $5,000,000, which will be made in a single payment on the Effective Date. Simultaneously with the closing of the Project Loan, the Pre-Development Loan, including all accrued but unpaid interest (unless the Board in its sole discretion elects to pay Enbridge accrued but unpaid interest in cash), shall be converted into and treated for all purposes as a Cash Contribution by Enbridge as of the date of conversion (together with the Capital

Contribution made on the Effective Date, the "**Initial Enbridge Contribution**"; and together with the Initial USG Cash Contribution and the initial Capital Contributions of noncash property by USG, the "**Initial Capital Contributions**"); provided, any accrued but unpaid interest that is converted into an Enbridge Capital Contribution shall be credited on the date of such conversion against Enbridge's Capital Commitment.

2.1.3 Enbridge Capital Commitment. The Members recognize that the Company will require additional capital from time to time (in addition to the Initial Capital Contributions), pursuant to the Development Budget and as required by the Project Loan Documents. Accordingly, Enbridge agrees to contribute additional capital prior to the Construction Completion Date, pursuant to one or more separate Capital Calls as determined by the Board, up to the amount identified as Enbridge's Capital Commitment on Exhibit A (the "**Capital Commitment**"). Upon a determination by the Board to call a portion of any unfunded Capital Commitment (a "**Capital Call**"), the Board shall give written notice to Enbridge of the date on which such portion of the Capital Commitment is required; provided the Board will use its commercially reasonable efforts to cause such date to be not be less than 10 Business Days following the date of such Capital Call. The Board shall amend Exhibit A to reflect the receipt by the Company of the Capital Commitment actually funded. If Enbridge fails to make a Capital Contribution in connection with its Capital Commitment, then Enbridge shall be deemed a Non-contributing Member under Section 2.3.6. Notwithstanding the forgoing, Enbridge shall have no obligation to make any Capital Contribution pursuant to a Capital Call unless the following conditions are satisfied:

(a) The Project Loan has closed in accordance with its terms;

(b) There is no Event of Default existing;

(c) The Capital Call is being made pursuant to and in accordance with the Development Budget and the Project Loan Documents; and

(d) USG has made its full Initial USG Cash Contribution to the Company and the Project Lender recognizes at least $8,000,000 of all Cash Contributions made by USG as valid contributions toward the base Equity Commitment set forth in the Project Loan Commitment.

To the extent at least $8,000,000 of the Initial USG Cash Contribution is not recognized by the Project Lender as valid contributions to the base Equity Commitment set forth in the Project Loan Commitment, USG shall be permitted at any time to make additional Cash Contributions in the minimum amount necessary to satisfy the foregoing condition ("**Make-up Contributions**"); provided, Enbridge may, but shall not be required to, contribute its Capital Commitment unless and until such Make-up Contribution has been made by USG. No adjustments shall be made to the Percentage Interests or Treasury Grant Percentages in connection with any Make-up Contributions.

2.2 **Additional Capital.** Except as set forth expressly in this **Section 2.2**, no Member shall be required to make (a) any additional contribution to the capital of the Company or (b) a loan to the Company. In the event the Company requires funds in excess of those available and in excess of funds callable pursuant to **Section 2.1.3**, the Board may, subject to **Section 6.9.27**, call for Capital Contributions pursuant to the terms of this **Section 2.2** (each, an "**Additional Capital Contribution**"), but only if such Additional Capital Contribution has been authorized or directed by the Board. Upon any such determination, the Board shall give written notice to the Members (or Enbridge, if applicable) of (i) the date on which the Additional Capital Contribution is required; provided such date (the "**Contribution Date**") shall not be less than 10 Business Days following the date of such notice, or such earlier date as may be required in connection with the Project Loan, and (ii) the amount of Additional Capital Contribution due (an "**Additional Capital Call**"). The Members shall make Additional Capital Contributions required by Additional Capital Calls in accordance with this **Section 2.2.** based on their respective Pro Rata Shares; provided, however, that any time prior to the Construction Completion Date, except for any Make-up Contributions which may be made by USG in accordance with **Section 2.1.3(d)**, the first $5,000,000 of all Additional Capital Contributions shall be contributed by Enbridge (an "**Enbridge-Only Additional Capital Call**"). Enbridge shall be entitled to the Premium Internal Rate of Return on any Enbridge-Only Additional Capital Calls. If Enbridge fails to make any portion of an Additional Capital Contribution pursuant to an Additional Capital Call made in accordance with this **Section 2.2**, then Enbridge shall be deemed a Non-contributing Member under **Section 2.3.6**. Notwithstanding the forgoing, Enbridge shall not be required to make Additional Capital Contributions to the Company unless (x) there is no Event of Default existing; and (y) the Capital Call is being made pursuant to and in accordance with the Development Budget and the Project Loan Documents.

2.3 **Treasury Grant Percentages and Percentage Interests.** Each Member will have a separate Treasury Grant Percentage, reflecting such Member's share of the Actual Treasury Grant Distributable Cash and a Percentage Interest, reflecting such Member's share of all other Distributable Cash. The Member's Treasury Grant Percentage and Percentage Interest on the Effective Date are established to meet Enbridge's projected Internal Rate of Return on its Capital Contributions, as calculated pursuant to the applicable Base Case Model. The Treasury Grant Percentages and the Percentage Interests may be adjusted in accordance with this **Section 2.3**. The Internal Rate of Return shall not be adjusted except that (i) the applicable Base Case Model will be revised pursuant to **Section 2.3.2** to reflect the amount and timing of any Additional Capital Contributions previously made by Enbridge and (ii) if a Treasury Grant Adjustment made pursuant to **Section 2.3.4**, the applicable Base Case Model will be revised to reflect the amount of the Treasury Grant actually received by the Company.

2.3.1 Percentage Interest/Treasury Grant Percentages/ Cash Investment. Each Member's Percentage Interest in the Company, Treasury Grant Percentage, Initial Capital Contributions and Enbridge's Capital Commitment are set forth on Exhibit A, which shall be updated by the Board from time to time to accurately reflect the changes made pursuant to this Agreement.

2.3.2 Adjustments for Additional Capital Contributions.

(a) Adjustments to Treasury Grant Percentages. Promptly following each Additional Capital Contribution by Enbridge pursuant to an Additional Capital Call made before the Construction Completion Date (but not with regard to any Initial Capital Contributions or any Capital Contributions in respect of a Capital Commitment), Enbridge's Treasury Grant Percentage shall be adjusted in a manner such that Enbridge will be projected to receive, at the time such Additional Capital Contribution is made, the Internal Rate of Return on its Capital Contributions (including any Premium Internal Rate of Return on Enbridge-Only Additional Capital Contributions). Concurrently with each adjustment to Enbridge's Treasury Grant Percentage, USG's Treasury Grant Percentage shall be adjusted to equal the difference between 100% and the amount of Enbridge's Treasury Grant Percentage.

(b) Adjustments to Percentage Interests. If, promptly following each Additional Capital Contribution by Enbridge pursuant to an Additional Capital Call made before the Construction Completion Date (but not with regard to any Initial Capital Contributions or any Capital Contributions in respect of a Capital Commitment), Enbridge's Treasury Grant Percentage has been first adjusted to 100% under **Section 2.3.2(a)**, and such adjustment is nevertheless insufficient to cause Enbridge to be projected to receive the Internal Rate of Return on its Capital Contributions, then Enbridge's Percentage Interest shall be adjusted in a manner such that (after taking into account all adjustments under **Section 2.3.2(a)**) Enbridge will be projected to receive, at the time such Additional Capital Contribution is made, the Internal Rate of Return on its Capital Contributions (including any Premium Internal Rate of Return on Enbridge-Only Additional Capital Contributions). Concurrently with each adjustment to Enbridge's Percentage Interest, USG's Percentage Interest shall be adjusted to equal the difference between 100% and the amount of Enbridge's Percentage Interest. Notwithstanding anything in this Agreement to the contrary, no adjustments shall be made under **Sections 2.3.2(a)** or **2.3.2(b)** in connection with any Additional Capital Contribution made by Enbridge after the Construction Completion Date.

(c) Premium Internal Rate of Return. With regard to any Enbridge-Only Additional Capital Contributions, Enbridge shall be entitled to receive a projected Premium Internal Rate of Return on such contribution.

2.3.3 Adjustments based on Flow Test Report. The base model excel workbook referenced on Exhibit C assumes that the Project reservoir will support construction, development and operation of three (3) modules (identified as "Units" on the NHS-Assumptions tab of such spreadsheet) (the "**Three Module Model**"), and the base model excel workbook referenced on Exhibit D assumes that the Project reservoir will support construction, development and operation of two (2) modules (identified as "Units" on the NHS-Assumptions tab of such spreadsheet) (the "**Two Module Model**"). The Company is in the process of obtaining the Approved Reservoir Engineer's Report from the Approved Reservoir Engineer (as those terms are defined in the Project Loan Commitment) regarding the results of one or more long-term well flow tests to determine

the anticipated electrical power generating capacity of the geotechnical features of the Project (the "**Flow Test Report**"). Enbridge's Capital Commitment will be based on the applicable Base Case Model, as shown on Exhibit A, and if at the time the Flow Test Report is received, Enbridge has funded Capital Contributions in excess of its Capital Commitment pursuant to such applicable Base Case Model, such amount in excess of its Capital Commitment shall be treated as Additional Capital Contributions. The Members' Treasury Grant Percentages and Percentage Interests shall be adjusted with regard to any such Additional Capital Contributions pursuant to Section 2.3.2.

2.3.4 Adjustments for failure to Receive Treasury Grant. This **Section 2.3.4** allocates between the Members the risk of receiving less Actual Treasury Grant Distributable Cash than anticipated on the Effective Date and as initially reflected in the Base Case Model. Pursuant to this **Section 2.3.4**, this allocation is effected by reducing the Internal Rate of Return in some circumstances to reflect the risk borne by Enbridge, and increasing Enbridge's Treasury Grant Percentage, Percentage Interest, or both to meet such reduced Internal Rate of Return, which reflects the risk borne by USG. Such adjustments are as follows:

(a) Notwithstanding anything herein to the contrary, if, following receipt of the Treasury Grant from the U.S. Treasury Department or upon a final determination letter from the U.S. Treasury Department, the Actual Treasury Grant Distributable Cash is less than the Anticipated Treasury Grant Distributable Cash, the Members' Treasury Grant Percentages shall be adjusted in a manner consistent with **Section 2.3.2(a)** (and if necessary after first increasing Enbridge's Treasury Grant Percentage to 100%, the Members' Percentage Interests shall be adjusted in a manner consistent with **Section 2.3.2(b)**) such that, pursuant to the Base Case Model (as adjusted), Enbridge will be projected to receive the Internal Rate of Return on its Capital Contributions and unfunded Capital Commitment. In performing this calculation and adjustment (i) the amount of the Anticipated Treasury Grant Distributable Cash set forth in the applicable Base Case Model on the Effective Date shall be replaced by the Actual Treasury Grant Distributable Cash, (ii) the Internal Rate of Return used in the applicable Base Case Model shall be replaced by the Substitute IRR (iii) no other adjustments pursuant to **Section 2.3.2** or **Section 2.3.5** occurring after the Effective Date shall be taken into consideration and all such other adjustments shall be disregarded for purposes of such calculation and (iv) such calculation and adjustment shall be in all respects consistent with the examples set forth on **Exhibit H**, attached hereto.

(b) As used in this **Section 2.3.4**, "**Substitute IRR**" means the projected pre-tax internal rate of return on Enbridge's Capital Contributions, calculated in the manner set forth in the applicable Base Case Model, and using all of the assumptions used in the applicable Base Case Model (including the timing and amount of all distributions and future Capital Contributions and amount of the Treasury Grant to be received, prior to any adjustments to such applicable Base Case Model pursuant to this **Section 2.3.4** or as a result of any other events occurring subsequent to the Effective Date, including any adjustments pursuant to **Section 2.3.2** or **Section 2.3.5**), except the Enbridge Anticipated TG Distribution Amount will be adjusted to the extent

set forth below. For purposes of calculating the Substitute IRR only, the Enbridge Anticipated TG Distribution Amount shall be modified as follows:

(i) Change in Law. If there is a failure of the Subsidiary to qualify for and receive a Treasury Grant equal to the amount projected therefor in the applicable Base Case Model as a result of any change, after the Effective Date, in the Law or such guidance or any reason other than a USG Treasury Grant Default, the Enbridge Anticipated TG Distribution Amount shall be reduced by the lesser of (i) $3,000,000 if the Base Case Model is a Three Module Model and $2,030,166 if the Base Case Model is a Two Module Model or (ii) the difference between the Enbridge Anticipated TG Distribution Amount and the Actual Treasury Grant Distributable Cash distributable to Enbridge based on its Treasury Grant Percentage in effect on the Effective Date. The foregoing calculation shall in all events be performed in a manner consistent with the examples set forth on Exhibit H.

(ii) Decreased Qualifying Costs. If the Actual Treasury Grant Distributable Cash is less than the Anticipated Treasury Grant Distributable Cash shown in the Base Case Model as a result of actual qualifying costs being less than the anticipated qualifying costs shown in the Base Case Model for any reason other than reasons set forth in subparagraph (b)(i) above and other than with regard to a USG Treasury Grant Default, the Enbridge Anticipated TG Distribution Amount shall be reduced to an amount equal to the sum of (A) (i) $7,120,664 plus (ii) 70% of any Actual Treasury Grant Distributable Cash greater than $10,172,377 if the Base Case Model is a Three Module Model or (B) (i) $4,263,348 plus (ii) 62% of any Actual Treasury Grant Distributable Cash greater than $6,876,367 if the Base Case Model is a Two Module Model. The foregoing calculation shall in all events be performed in a manner consistent with the examples set forth on Exhibit H.

(iii) USG Treasury Grant Default Event. If there is a failure of the Company to satisfy (i) the December 31, 2010 beginning of construction requirement, (ii) the December 31, 2013 "placed in service" requirement for receipt of the Treasury Grant or (iii) a Treasury Grant application filing deadline, all as set forth by statute or in such guidance issued by the Treasury Department (each, a "**USG Treasury Grant Default**"), the Enbridge Anticipated TG Distribution Amount shall not be reduced.

(c) Any adjustment to Treasury Grant Percentages and Percentage Interests under this **Section 2.3.4** is referenced herein as a "**Treasury Grant Adjustment**".

(d) Following a Treasury Grant Adjustment, any previous adjustments made to the Treasury Grant Percentages and the Percentage Interests pursuant to **Section 2.3.2** or **Section 2.3.5** that were disregarded for purposes of making such Treasury Grant Adjustment shall be recalculated using (i) the Substitute IRR as if it were

the Internal Rate of Return set forth in the definition of Internal Rate of Return on the Effective Date and (ii) the Treasury Grant Percentages and Percentage Interests of the Members in effect immediately after such Treasury Grant Adjustment, as if such amounts were the Treasury Grant Percentages and Percentage Interests on the Effective Date.

2.3.5 Adjustment on Construction Completion Date. If as of the Construction Completion Date, Capital Calls have not been made with respect to Enbridge's entire Capital Commitment in accordance with **Section 2.1.3**, the Member's Treasury Grant Percentages shall be adjusted, positive or negative, in a manner consistent with **Section 2.3.2(a)**, such that, pursuant to the Base Case Model, Enbridge will be projected to receive the Internal Rate of Return on its actual Capital Contributions, as if the amount of its Capital Commitment was equal to actual Capital Contributions.

2.3.6 Failure to Make Capital Contributions Pursuant to Pre-Construction Completion Date Capital Calls. The failure of any Member (the "**Non-contributing Member**") to make a Capital Contribution pursuant to a Capital Call or Additional Capital Call made prior to the Construction Completion Date pursuant to **Sections 2.1.3** or **2.2** hereof, which failure continues uncured for five (5) Business Days following written notice of such failure by the other Member (the "**Contributing Member**"), shall entitle the Contributing Member, in its sole discretion, to take any of the following actions, which shall be a Contributing Member's exclusive remedies:

(a) The Contributing Member may make a contribution equal to the amount that the Non-contributing Member should have made.

(b) The Contributing Member, or, at the election of the Board, any third party which may be admitted as a Member to the Company by the Board at any time after the Non-contributing Member's uncured failure to timely contribute its Capital Contribution (in such Person's capacity as lender hereunder, the "**Contribution Lender**") may make a loan to the Non-contributing Member (a "**Contribution Loan**") in the face amount of up to the Non-contributing Member's applicable share of such Capital Contribution. Such a Contribution Loan shall be made at an annual rate of interest equal to the lesser of (1) twenty two percent (22%), or (2) the highest interest rate permitted from time to time to be charged by law (the "**Interest Rate**") and shall be calculated based on the actual number of days elapsed on the basis of a 360 day year. During the period in which the Contribution Loan is outstanding hereunder, all distributions to the Non-contributing Members (including distributions on account of Treasury Grant Percentages) shall be deemed distributed to the Non-contributing Members for purposes of determining the Capital Account balance of the Non-contributing Members and for purposes of **Sections 4.1.1** and **4.1.2** hereof, but shall be paid to the Contribution Lender in satisfaction of the Contribution Loan. Such payments shall first be applied to interest and then in reduction of the principal of such Contribution Loan. The Non-contributing Member shall grant to the Contribution Lender, as collateral security for the Contribution Loan, a first priority security interest in

and to all of the Non-contributing Member's Interest and shall execute and deliver such further assurances thereof as the Contribution Lender may reasonably require, including, without limitation, a promissory note in the form of Exhibit E hereto; provided, however, that until the execution of written instruments evidencing and securing a Contribution Loan as aforesaid, the obligations of the Non-contributing Member to repay a Contribution Loan as contemplated by this **Section 2.3.6(b)** and to execute and deliver a note and security agreement as aforesaid, shall be evidenced by this Agreement and shall be payable in accordance with Exhibit E.

(c) At any time after the initial 90 days that a Contribution Loan has been and is continuing to be outstanding and if USG is the Contribution Lender, at its election, it may require Enbridge to sell to the Company or USG, Enbridge's Interest at a purchase price equal to 85% of Enbridge's Unreturned Capital Contributions (a "**Forced Sale**"); provided (i) such Forced Sale shall occur within 60 Business Days after receipt of such remedy election from USG (which such 60 Business Day period may be extended for a reasonable time not to exceed an additional 30 Business Days to the extent reasonably necessary to obtain any approvals of the Project Lender or other third parties) and (ii) the purchase price due and payable in such Forced Sale is paid in full in readily available funds. Enbridge shall take all actions as may be reasonably necessary to consummate such Forced Sale, including without limitation, entering into agreements and delivering certificates and instruments, evidencing the transfer of Enbridge's Interest.

(d) Notwithstanding anything to the contrary in this Agreement, during any period when a Contribution Loan to Enbridge is outstanding, Enbridge shall have no rights as a Member (i) in connection with Major Decisions under **Section 6.9**; (ii) to review or approve the Annual Budget under **Section 6.18**.

2.3.7 Failure to Make Capital Contributions Pursuant to Post-Construction Completion Date Capital Calls. No Member shall be required to make any Additional Capital Contributions to the Company after the Construction Completion Date. However, if an Additional Capital Call is made on or after the Construction Completion Date pursuant to **Section 2.2** hereof and any Member elects not to make or has otherwise not made its pro rata share of such Additional Capital Contribution by the date on which such Additional Capital Contribution is due, the other Member, to the extent it has made its pro rata share of such Additional Capital Contribution, shall have the right to send written notice to such non-contributing Member of its intent to make such Additional Contribution on the non-contributing Member's behalf. If the non-contributing Member has not otherwise made its pro rata share of such Additional Capital Contribution within 5 Business Days following receipt of such written notice, the contributing Member shall be entitled to contribute such Additional Capital Contribution on behalf of the non-contributing Member. The Percentage Interests of the contributing Member shall be increased, and the Percentage Interests of the non-contributing Member shall be decreased, by a percentage equal to a fraction, the numerator of which is equal to such Additional Capital Contribution made on behalf of the noncontributing Member and the denominator of which is equal to the positive

Capital Account Balances of all Members at the time all such Additional Capital Contributions are received by the Company.

2.4 **Return of Capital**. Except as herein provided with respect to distributions during the term of the Company or following dissolution, no Member has the right to demand a return of such Member's Capital Contribution (or the balance of such Member's Capital Account). Except as provided in this Agreement, no Member has the right (a) to demand and receive any distribution from the Company in any form other than cash or (b) to bring an action of partition against the Company or the Company's Property. Except as provided in this Agreement, no Member shall be entitled to, or shall receive, interest on such Member's Capital Contributions. No Member may withdraw any capital from the capital of the Company except as expressly provided herein. Except as provided in this Agreement, no Member shall have any priority over any other Member with respect to the return of any Capital Contributions.

2.5 **Debt of Company**. No Member, simply by virtue of being a Member of the Company, will be liable for the debts, liabilities, contracts, Indebtedness or any other obligations of the Company.

ARTICLE 3

CAPITAL ACCOUNTS AND ALLOCATIONS

3.1 **Capital Accounts**.

3.1.1 In General. A separate capital account (the "**Capital Account**") shall be established and maintained for each Member. The Capital Account of each Member shall be credited with such Member's Capital Contributions to the Company, all Profits allocated to such Member pursuant to **Section 3.2** and any items of income or gain which are specially allocated pursuant to **Sections 3.3, 3.4** or otherwise pursuant to this Agreement; and shall be debited with all Losses allocated such Member pursuant to **Section 3.2**, any items of loss or deduction of the Company specially allocated to such Member pursuant to **Sections 3.3, 3.4** or otherwise pursuant to this Agreement, and all cash and the Carrying Value of any Property (net of liabilities assumed by such Member and the liabilities to which such property is subject) distributed by the Company to such Member. To the extent not provided for in the preceding sentence, the Capital Accounts of the Members shall be adjusted and maintained in accordance with the rules of Treasury Regulations Section 1.704-1(b)(2)(iv), as the same may be amended or revised; provided, that such adjustment and maintenance does not have a material adverse effect on the economic Interests of the Members. Any references in any section of this Agreement to the Capital Account of a Member shall be deemed to refer to such Capital Account as the same may be credited or debited from time to time as set forth above. In the event of any transfer of any Interest in the Company in accordance with the terms of this Agreement, the transferee shall succeed to the Capital Account of the transferor to the extent it relates to the transferred Interest.

3.1.2 Adjustments

(a) Without limiting the generality of **Section 3.1.1**, in connection with a Capital Contribution of money or other property (other than a de minimis amount) by a new Member or existing Member as consideration for the Member's Interests, or in connection with the liquidation of the Company or a distribution of money or other property (other than a de minimis amount) by the Company, to a retiring or continuing Member, as consideration for all or any portion of Interests, or in connection with the grant of Interests (other than a de minimis amount) as consideration for the provision of services to or for the benefit of the Company by a new Member in anticipation of being a Member, the Capital Accounts of the Members shall be adjusted to reflect a revaluation of Company property (including intangible assets) in accordance with Regulation Section 1.704-1(b)(2)(iv)(f). If under Regulation Section 1.704-1(b)(2)(iv)(f), Company Property that has been revalued is properly reflected in the Capital Accounts and on the books of the Company at a book value that differs from the Basis of such Property, then depreciation, depletion, amortization, and gain or loss with respect to such property shall be shared among the Members in a manner that takes account of the variation between the adjusted tax basis of such property and its book value, in the same manner as variations between the adjusted tax basis and fair market value of property contributed to the Company are taken into account in determining the Members' share of tax items under Code Section 704(c).

(b) The Members agree and acknowledge that the fair market value of USG's Initial Capital Contributions as provided in Exhibit A and, thus, USG's initial Capital Account balance, was calculated using the following formula: (i) the sum of the Initial Enbridge Contribution and Enbridge's Capital Commitment and Enbridge's Additional Capital Contributions (recognizing that Enbridge has made no Additional Capital Contributions as of the Effective Date); (ii) divided by Enbridge's Percentage Interest, (iii) multiplied by USG's Percentage Interest; all as provided in Exhibit A. Should the Members' Percentage Interests be adjusted in accordance with **Section 2.3**, the Members' Capital Accounts will be adjusted accordingly by recalculation of the Member's Capital Accounts under the above formula; the intention of this **Section 3.1.2(b)** being to align the Members' Capital Account balances with the Members' adjusted Percentage Interests. The Board shall amend Exhibit A accordingly.

3.2 **Allocations of Profits and Losses**. Except as otherwise provided in this Agreement, Profits, Losses and, to the extent necessary, individual items of income, gain, loss or deduction, of the Company shall be allocated among the Members in a manner such that, after giving effect to the allocations set forth in **Sections 3.3, 3.5, 3.6** and elsewhere in this Agreement, the Capital Account of each Member, immediately after making such allocations and taking into account any Regulatory Allocations, is, as nearly as possible, equal (proportionately) to (i) the distributions that would be made to such Member pursuant to **Section 12.2.3(a)** if the Company were dissolved, its affairs wound up, its assets sold for cash equal to their Carrying Value, all amounts due to the Company were repaid in cash to the Company, all Company liabilities were satisfied (limited with respect to each nonrecourse liability, including Member Nonrecourse Debt,

to the Carrying Value of the assets securing such liability), minus (ii) such Member's share of Company Minimum Gain and Member Nonrecourse Debt Minimum Gain, computed immediately prior to the hypothetical sale of assets. Notwithstanding the foregoing, it is generally intended that items allocated pursuant to this **Section 3.2** give economic effect within the meaning of Code Section 704(b) and the Treasury Regulations thereunder to the provisions of **ARTICLES 4** and **12**, and the Board may make such allocations as it deems reasonably necessary to give economic effect to the provisions of this Agreement taking into account such facts and circumstances as the Board deems reasonably necessary for this purpose.

3.3 **Special Allocation Provisions**. Notwithstanding any other provision in this **ARTICLE 3:**

3.3.1 Minimum Gain Chargeback. If there is a net decrease in Company Minimum Gain or Member Nonrecourse Debt Minimum Gain (determined in accordance with the principles of Treasury Regulations Section 1.704-2(d) and 1.704-2(i)) during any Company taxable year, the Members shall be specially allocated items of Company income and gain for such year (and, if necessary, subsequent years) in an amount equal to their respective shares of such net decrease during such year, determined pursuant to Treasury Regulations 1.704-2(g) and 1.704-2(i)(5). The items to be so allocated shall be determined in accordance with the Treasury Regulations Section 1.704-2(f). This **Section 3.3.1** is intended to comply with the minimum gain chargeback requirements in such Treasury Regulations Sections and shall be interpreted consistently therewith, including that no chargeback shall be required to the extent of the exceptions provided in the Treasury Regulations Section 1.704-2(f) and 1.704-2(i)(4).

3.3.2 Qualified Income Offset. In the event any Member unexpectedly receives any adjustments, allocations or distributions described in Treasury Regulations Section 1.704-1(b)(2)(ii)(d)(4), (5) or (6), items of Company income and gain shall be specially allocated to such Member in an amount and manner sufficient to eliminate the deficit balance in his Capital Account created by such adjustments, allocations or distributions as promptly as possible.

3.3.3 Gross Income Allocation. In the event any Member has a deficit Capital Account at the end of any Fiscal Year which is in excess of the sum of (i) the amount such Member is obligated to restore, in any, pursuant to any provisions of this Agreement, and (ii) the amount such Member is deemed to be obligated to restore pursuant to the penultimate sentences of Treasury Regulations Section 1.704-2(g)(1) and 1.704-2(i)(5), each such Member shall be specially allocated items of Company income and gain in the amount of such excess as quickly as possible; provided, that an allocation pursuant to this **Section 3.3.3** shall be made only if and to the extent that a Member would have a deficit Capital Account in excess of such sum after all other allocations provided for in this **ARTICLE 3** have been tentatively made as if **Section 3.3.2** and this **Section 3.3.3** were not in this Agreement.

3.3.4 Payee Allocation. In the event any payment to any Person that is treated by the Company as the payment of an expense is re-characterized by a taxing authority as a Company distribution to the payee as a Member, such payee shall be specially allocated an amount of Company gross income and gain as quickly as possible equal to the amount of the distribution.

3.3.5 Nonrecourse Deductions. Nonrecourse Deductions shall be allocated to the Members in accordance with their respective Percentage Interests.

3.3.6 Member Nonrecourse Deductions. Member Nonrecourse Deductions for any taxable period shall be allocated to the Member who bears the economic risk of loss with respect to a liability to which such Member Nonrecourse Deductions are attributable in accordance with Treasury Regulations Section 1.704-2(j).

3.4 **Tax Allocations**. For income tax purposes only, each item of income, gain, loss, deduction and credit of the Company shall be allocated among the Members in the same manner as the corresponding items of Profits and Losses and specially allocated items are allocated for Capital Accounts purposes; provided that in the case of any Company asset the Carrying Value of which differs from its Basis for federal income tax purposes, income, gain, loss and deduction with respect to such asset shall be allocated solely for income tax purposes in accordance with the principles of Sections 704(b) and (c) of the Code (using the remedial method) so as to take account of the difference between Carrying Value and Basis of such asset. Notwithstanding the foregoing, the Board may make such allocations as it deems reasonably necessary to give economic effect to the provisions of this Agreement taking into account such facts and circumstances as the Board deems reasonably necessary for this purpose.

3.5 **Other Allocation Provisions**. The foregoing provisions and the other provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with Treasury Regulations Section 1.704-1(b) and shall be interpreted and applied in a manner consistent with such regulations. **Sections 3.2 and 3.5** may be amended at any time by the Board if necessary, in the opinion of tax counsel to the Company, to comply with such regulations, so long as any such amendment does not materially change the relative economic Interests of the Members.

3.6 **Curative Allocations**. The Regulatory Allocations shall be taken into account in allocating other items of income, gain, loss, deduction and credit among the Members so that, to the extent possible, the cumulative net amount of allocations of Company items under **Sections 3.2, 3.3 and 3.5** shall be equal to the net amount that would have been allocated to each Member if the Regulatory Allocations had not occurred. This paragraph is intended to minimize to the extent possible and to the extent necessary any economic distortions that may result from the application of the Regulatory Allocations and shall be interpreted in a manner consistent therewith. For purposes hereof, "**Regulatory Allocations**" shall mean the allocations provided under **Section 3.3**.

ARTICLE 4

DISTRIBUTIONS TO MEMBERS

4.1 **Distributions.**

4.1.1 Ordinary Distributions. Subject to **Section 4.1.2** and **Section 4.3**, and except as otherwise provided in **ARTICLE 12** with respect to distributions upon liquidation of the Company, the Board, shall make distributions of Distributable Cash to the Members at least every six months, to the extent permitted under the Project Loan Documents. Such distributions shall be made to the Members pari passu in accordance with their relative Percentage Interests.

4.1.2 Special Distribution of Treasury Grant. Notwithstanding **Section 4.1.1**, upon receipt by the Subsidiary of the Treasury Grant, the Board shall cause all Distributable Cash attributable to the Treasury Grant to be distributed to the Members pari passu in accordance with their relative Treasury Grant Percentages, to the extent permitted under the Project Loan Documents; provided, however, that any portion of the Treasury Grant Reserves that is released in accordance with the Project Loan Documents or otherwise becomes Distributable Cash shall be distributed to the Members pari passu in accordance with their relative Percentage Interests.

4.2 **Withholding**. If the Board determines that the Company is required to withhold Taxes on behalf of a Member, each Member hereby authorizes the Company to withhold from or pay on behalf of or with respect to such Member any amount of Taxes that the Board determines that the Company is required to withhold or pay with respect to any amount distributable or allocable to such Member pursuant to this Agreement, including, without limitation, any taxes required to be withheld or paid by the Company pursuant to Code § 1441, 1442, 1445 or 1446 or any other applicable sections of the Code.

4.3 **Distribution of Assets in Kind**. Except as otherwise provided herein, no Member shall have the right to require any distribution of any Company's Property in kind. The Company's Property may be distributed in kind, at the election of a Board. If any Company's Property is distributed in kind, such Property shall be distributed pursuant to **Section 4.1.1** on the basis of its fair market value as reasonably determined by the Board as of the date of such distribution, treating such distribution as a distribution of Distributable Cash in an amount equal to such fair market value.

4.4 **Set-Off**. Notwithstanding anything contained herein to the contrary, Enbridge shall have a right to demand, and the Company shall be obligated to convey, any Distribution otherwise payable to USG pursuant to this Agreement to the extent there has been a final judgment rendered by a court of competent jurisdiction that Enbridge is entitled to indemnification from USG pursuant to the terms of the Purchase Agreement for a breach of any representation, warranty, or the failure to comply with any agreement, covenant or condition set forth therein and such Distribution shall be

deemed to have been paid from the Company to USG in accordance with **Sections 4.1.1** and **4.1.2** of the Operating Agreement and remitted by USG to Enbridge pursuant to its obligations under the Purchase Agreement. To the extent Enbridge makes a demand of USG for indemnification and USG disputes such indemnification claim in good faith, then the Company shall commence to convey any Distributable Cash otherwise payable to USG in accordance with **Sections 4.1.1** and **4.1.2** (in an aggregate amount not to exceed the amount of the claim for indemnification) into an escrow account established and maintained with a commercial bank having trust powers and otherwise mutually approved by Enbridge and USG (or, if the parties are unable to find or approve of an escrow account, a court registry) pending resolution by final judgment of such court; provided, however, if such claim has not been resolved, the Company shall be required to deposit (i) only 25% of such Distributable Cash from the applicable Claim Date to the first anniversary of such Claim Date, (ii) only 50% of such Distributable Cash from the first anniversary of the applicable Claim Date to the second anniversary of such Claim Date and (iii) 100% of such Distributable Cash after the second anniversary of the applicable Claim Date; provided, however, such forgoing requirement shall only be applicable to Distributions made after such demand for indemnification by Enbridge and shall not apply to any Distributions made prior to such demand. The prevailing party shall be entitled to any interest earned in the escrow account. The forgoing shall not limit any rights or remedies of Enbridge or obligations of USG set forth in the Purchase Agreement, provided that under no circumstances shall this **Section 4.4** entitle Enbridge to any duplicative recovery.

ARTICLE 5

REPRESENTATIONS AND WARRANTIES

5.1 **Representations and Warranties of the Members.** As of the date hereof or the date on which such Person becomes a Member, such Member hereby makes each of the representations and warranties applicable to such Member as set forth below (and such representations and warranties shall survive the execution of this Agreement):

5.1.1 Due Incorporation or Formation; Authorization of Agreement. If such Member is a corporation or other entity, it is duly organized or duly formed, validly existing, and in good standing under the Laws of the jurisdiction of its incorporation or formation and has the corporate or entity power and authority to own its property and carry on its business as owned and carried on at the date hereof and as contemplated hereby. Such Member is duly licensed or qualified to do business and is in good standing in each of the jurisdictions in which the failure to be so licensed or qualified would have a material adverse effect on its financial condition or its ability to perform its obligations hereunder. Such Member has the individual, corporate, or entity power and authority to execute and deliver this Agreement and to perform its obligations hereunder and, if such Member is a corporation, limited liability company or partnership,

the execution, delivery, and performance of this Agreement has been duly authorized by all necessary corporate, company or partnership action. This Agreement constitutes the legal, valid, and binding obligation of such Member.

5.1.2 No Conflict With Restrictions; No Default. Neither the execution, delivery, and performance of this Agreement nor the consummation by such Member of the transactions contemplated hereby (a) will conflict with, violate, or result in a breach of any of the terms, conditions, or provisions of any Law, order, writ, injunction, decree, determination, or award of any court, any Governmental Entity applicable to such Member, (b) will conflict with, violate, result in a breach of, or constitute a default under any of the terms, conditions, or provisions of the articles of incorporation, bylaws, or operating agreement of such Member, if such Member is a corporation or limited liability company, or of any material agreement or instrument to which such Member is a party or by which such Member is or may be bound or to which any of its material properties or assets are subject, (c) will conflict with, violate, result in a breach of, constitute a default under (whether with notice or lapse of time or both), accelerate or permit the acceleration of the performance required by, give to others any material interest or rights, or require any consent, authorization, or approval under any indenture, mortgage, lease agreement, or instrument to which such Member is a party or by which such Member is or may be bound, or (d) will result in the creation or imposition of any lien upon any of the material properties or assets of such Member.

5.1.3 Governmental Authorizations. Any registration, declaration or filing with or consent, approval, license, permit or other authorization or order by, any governmental or regulatory authority, domestic or foreign, that is required in connection with the valid execution, delivery, acceptance, and performance by such Member under this Agreement or the consummation by such Member of any transaction contemplated hereby has been completed, made, or obtained on or before the effective date of this Agreement.

5.1.4 Litigation. There are no actions, suits, proceedings, or investigations pending or, to the knowledge of such Member, threatened against such Member or any of their properties, assets, or businesses in any court or before or by any governmental department, board, agency, or instrumentality, domestic or foreign, or any arbitrator which could, if adversely determined (or, in the case of an investigation could lead to any action, suit, or proceeding, which if adversely determined could) reasonably be expected to materially impair such Member's ability to perform its obligations under this Agreement or to have a material adverse effect on the consolidated financial condition of such Member; and such Member has not received any currently effective notice of any default, and such Member is not in default, under any applicable order, writ, injunction, decree, permit, determination, or award of any court, any governmental department, board, agency, or instrumentality, domestic or foreign, or any arbitrator which could reasonably be expected to materially impair such Member's ability to perform its obligations under this Agreement or to have a material adverse effect on the consolidated financial condition of such Member.

5.1.5 Investment Matters. Such Member is an "accredited investor" as defined in Rule 501(a) of the Securities Act. Such Member is experienced in business affairs and capable of evaluating the merits and risks associated with the Interests. Such Member realizes that its Interest in the Company involves an element of substantial uncertainty as to the potential for profitability of the business of the Company. Such Member has made its own independent investigation as to the nature of its investment in the Company and has not relied upon oral representations of any Member, the Company, their Affiliates or representatives in determining whether to invest in the Company. Such Member understands that its Interest has not been registered with the Securities and Exchange Commission or qualified with any other state securities agency, in reliance upon exemptions therefrom which are predicated, in part, upon the information previously provided by the Members and the following representations being true and correct for such Member and all other Members:

(a) Such Member understands that, in addition to the restrictions imposed by applicable federal and state securities Laws, the right to Transfer the Interests are restricted by the terms of this Agreement. Even if such Member is permitted to Transfer the Interests in accordance with the terms of this Agreement, there is no present market for the Interests and none is anticipated to develop;

(b) Such Member represents that it is acquiring Interests for investment purposes and for such Member's own account, with no present intention of dividing the same with others or reselling or otherwise distributing such Interests, and such Member will not sell or otherwise dispose of such Interest in violation of the Securities Act or the securities Laws of any other jurisdiction, or any rules or regulations promulgated thereunder;

(c) Such Member represents that it is capable of bearing the economic risk of such Member's investment in the Interests (meaning that such Member can afford either a complete loss of the investment or hold it indefinitely without materially adversely affecting Member's financial position).

(d) Each Member hereby expressly acknowledges that the intended structure of the transactions and adjustments set forth in **Section 2.3** is intended to **allocate** the relative economic risks and benefits between the Members and has been negotiated in an arms length negotiation for such purpose. Each Member will comply with any applicable disclosure and reporting requirements of any Governmental Entity or any self regulatory organization to which such Member is a member, including FINRA, with regard to this structure, and such disclosure and reporting shall not be intended to mislead any recipient of such information.

ARTICLE 6

MANAGEMENT AND CONTROL

6.1 **Management.** Subject to the limitations set forth herein, the business and affairs of the Company shall be managed by a board of managers (the "**Board**"). A member of the Board shall be referred to as a "**Manager**." Except where (1) Member approval is required under this Agreement or (2) the approval of any of the Members is expressly required by a non-waivable provision of applicable Law, (a) the Board shall direct, manage and control the business of the Company to the best of such Board's ability, (b) the Board shall have full and complete authority, power and discretion to make any and all decisions and to do any and all things that the Board shall deem to be reasonably required in light of the Company's business and objectives, and (c) upon being designated by the Board, any Manager, an officer or other Person shall have the power to make contracts, enter into transactions, and make and obtain any commitments on behalf of the Company consistent with the authority granted to such person by the Board. The Board shall notify the Members of any action by the Company that would cause the Company to be in breach of or in default under any Material Contract, and each Manager shall exercise commercially reasonable efforts to cause the Company not to be in breach of or in default under any Material Contract.

6.2 **Number, Tenure, Removal, Qualifications**. The Board shall consist of three (3) Managers. Each Manager shall hold office until such Manager has resigned or been removed in accordance with this Agreement. USG shall be entitled to appoint two (2) of the Managers, and (b) Enbridge shall be entitled to appoint one (1) of the Managers. Each Manager shall hold office until so removed by the Member(s) entitled to appoint such Manager, or until such Manager's death, dissolution or resignation. Vacancies shall be filled by the Member(s) entitled to appoint such Manager in accordance with this **Section 6.2.** A Manager need not be a resident of the State of Delaware nor a Member. The initial Managers of the Board shall be Daniel Kunz and Douglas Glaspey, who are USG'S appointees, and Chuck Szmurlo, who is Enbridge's appointee.

6.3 **Meetings of the Board.**

6.3.1 Regular meetings of the Board shall be held at such times and places as shall be agreed by the Board; provided, the Board shall have regular meetings at least quarterly unless a particular quarterly meeting is determined to be unnecessary by all of the Managers. Notice of, and an agenda for, all regular meetings shall be provided by the Chairman to all Managers at least 2 days prior to the date of such meeting. Special meetings of the Board may be called at such times and places, and in such manner, as the Chairman or any Manager deems necessary. The Chairman shall notify all the Managers of the date and agenda for such meeting at least 2 days prior to the date of such meeting, unless circumstances warrant shorter notice being given.

6.3.2 A majority of the Managers then in office shall be required to constitute a quorum for purposes of transacting business at any meeting of the Board.

6.3.3 When a quorum is present, the affirmative vote of the majority of the Managers present at a duly called meeting shall be the act of the Board, unless the matter is one in which applicable Law or the express provisions of this Agreement a different vote is required, in which case applicable Law or the express provisions of this Agreement, as applicable, shall govern and control the decision of such question.

6.3.4 Managers may participate in any meeting of the Board by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

6.3.5 Any action required or permitted to be taken at a meeting of the Board may be taken without a meeting if a consent in writing, setting forth the action to be taken, is signed by a majority of the Managers then in office (or such greater number of Managers as is required to take such action under this Agreement). A copy of any written consent of an action taken by the Board that is not unanimously approved by all Managers shall be delivered to such Manager who did not approve of such action within 5 Business Days after execution of such written consent.

6.3.6 The Chairman shall preside over all meetings of the Board and in the event the Chairman is not present, the Managers shall appoint a substitute to preside over such meeting.

6.4 **Manner of Acting; Power to Bind Company**. Except as required by the Act or as otherwise set forth in this Agreement, each Manager shall be entitled to one vote on all matters submitted to the Board. No Manager (acting in his capacity as such) shall have any authority to bind the Company to any third party with respect to any matter except pursuant to a resolution expressly authorizing such action, which resolution is duly adopted by the Board by the affirmative vote required for such matter pursuant to the terms of this Agreement.

6.5 **Liability for Certain Acts**.

6.5.1 A Manager of the Company shall perform such management duties in good faith, in a manner such Manager reasonably believes to be in the best Interest of the Company, and with such care as an ordinarily prudent person in a like position would use under similar circumstances. A Person who so performs such duties shall not have any liability by reason of being or having been a Manager of the Company.

6.5.2 In performing the management duties of a Manager, a Manager shall be entitled to rely on information, opinions, reports or statements,

including financial statements and other financial data, in each case prepared or presented by Persons and groups listed in Subsections (a), (b) and (c) of this **Section 6.5.2** unless such Manager has knowledge concerning the matter in question that would cause such reliance to be unwarranted:

(a) one or more officers of the Company whom a Manager reasonably believes to be reliable and competent in the matters presented;

(b) legal counsel, public accountants, or other persons as to matters that a Manager reasonably believes to be within such persons' professional or expert competence; or

(c) a committee, upon which such Manager does not serve, duly designated in accordance with the provisions of this Agreement, as to matters within its designated authority, which committee a Manager reasonably believes to merit confidence.

6.5.3 A Manager does not, in any way, guarantee the return of the Members' Capital Contributions or a profit for the Members from the operations of the Company. A Manager shall not be responsible to any Member because of a loss of its investment in the Company or a loss in the operations of the Company, unless the loss shall have been the result of the Manager not acting in good faith as provided in this **Section 6.5**. A Manager shall be entitled to any other protection afforded to a Manager under the Act.

6.6 **Managers Have No Exclusive Duty to the Company.** The Managers shall not be required to manage the Company as such Managers' sole and exclusive function, and the Managers may have other business' Interest and may engage in other activities in addition to those relating to the Company.

6.7 **Resignation**. A Manager may resign at any time by giving written notice to the Members. The resignation of a Manager shall take effect upon receipt of notice thereof or at such later time as shall be specified in such notice; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

6.8 **Management Fees**. Subject to any required approval pursuant to **Section 6.9**, the Managers shall be entitled to receive fees or other compensation for serving as Managers, as determined by the Board. In addition, consistent with the terms of this Agreement and applicable Law, the Company shall reimburse the Managers for all documented reasonable out-of-pocket costs incurred by them in connection with their service as a Managers. The fees hereunder are intended to constitute payments to partners other than in their capacity as such under Section 707(a) of the Code.

6.9 **Matters Requiring Consent of the Members.** Notwithstanding **Section 6.1** and with regard to the following decisions (the "**Major Decisions**") without the prior unanimous consent of the Members, the Board shall have no authority to, and shall not:

6.9.1 do any act in contravention of this Agreement;

6.9.2 amend this Agreement, except as expressly provided otherwise herein;

6.9.3 amend the operating agreement or other organizational documents of the Subsidiary;

6.9.4 except for a pledge by the Company of its limited liability company interests in the Subsidiary in accordance with the Project Loan Documents, possess any property or assign, transfer, or pledge the rights of the Company or the Subsidiary, respectively, in specific property, for other than the exclusive benefit of the Company or the Subsidiary, respectively;

6.9.5 commingle the Company's or the Subsidiary's funds with any other Person's funds;

6.9.6 except in connection with a Transfer permitted under Section 10.3, admit any Person as a Member of the Company or as a member of the Subsidiary;

6.9.7 except for a sale of all or substantially all of the Company assets in accordance with **Section 10.10**, grant any membership interest, option, conversion rights, right of first offer or refusal, or similar right to any Person to acquire any of the Company's or Subsidiary's assets or any Interest in the Company or interest in the Subsidiary;

6.9.8 redeem or otherwise liquidate all or any portion of a Member's Interest;

6.9.9 cause the Company or the Subsidiary to merge with or into any other entity or any entity to merger with or into the Company or Subsidiary or cause the Company or the Subsidiary to sell all or substantially all of its assets;

6.9.10 adjust, compromise, settle, or refer to arbitration any claim against or in favor of the Company or the Subsidiary if such adjustment, compromise, settlement or claim is in excess of $200,000; or institute, prosecute or defend any actions or proceedings relating to the Company or the Subsidiary, or their business or assets where such action or proceeding will likely result in damages to the Company or Subsidiary in an amount in excess of $200,0000;

6.9.11 approve any Company or Subsidiary Indebtedness (excluding the Project Loan or any third-party trade payables incurred in the ordinary

course of business of the Company or the Subsidiary or Indebtedness in amounts less than $200,000), or approve any renewals, extensions, amendments, or modifications to any such Indebtedness or documentation related thereto;

6.9.12 enter into any agreement obligating the Company or the Subsidiary to provide any credit support to any Person;

6.9.13 execute any deed, lease, deed of trust, mortgage, promissory note, bill of sale, assignment, contract or other instrument purporting to convey mortgage, pledge, hypothecate or otherwise encumber Company or Subsidiary assets other than in accordance with the Project Loan Documents, and other than a sale of all or substantially all of the Company assets in accordance with **Section 10.10**;

6.9.14 amend, modify, waive or assign any ground lease pursuant to which the Subsidiary has leased real property for construction of the Project other than in accordance with the Project Loan Documents;

6.9.15 approve any easements, restrictions, or other encumbrances affecting the Project, or any amendments or modifications to the foregoing, other than in accordance with the Project Loan Documents;

6.9.16 approve the final form of or any changes or modifications to the Project Loan Documents to the extent, other than with regard to matters set forth on Schedule 6.9.16 (i) materially inconsistent with the project Loan Commitment, (ii) such Project Loan Documents adversely affect Enbridge's anticipated Internal Rate of Return or (iii) such Project Loan Documents make Enbridge a "Sponsor" (as defined in the Project Loan Commitment) for any purpose or otherwise create or adversely affect any direct obligation of Enbridge to the U.S. Department of Energy, the Project Lender or any other third party;

6.9.17 approve the Annual Budget;

6.9.18 approve material changes to any of the Project Loan Documents, the termination of any Project Loan Documents for some reason other than payment in full of the Project Loan, or any other material amendments or modifications to the Project Loan Documents;

6.9.19 authorize expenditures, which in the aggregate, exceed 10% of the Annual Budget, except in an emergency;

6.9.20 cause the Company or Subsidiary to pay or become obligated to pay compensation of any type to any Member other than as contemplated herein;

6.9.21 cause the Company or Subsidiary to enter into any contract, agreement or transaction, or bind or obligate the Company with respect to any agreement (or series of related agreements), that has (or have) the potential value or

cost to the Company or Subsidiary of more than $200,000 (each a "**Material Contract**") and that is not expressly contemplated pursuant to the Development Budget or Annual Budget;

6.9.22 cause the Company or Subsidiary to enter into any contract, agreement or loan or engage in any transaction with any Member, Manager or with any Affiliate of any of them (a "**Related Party Agreement**") on terms or conditions that are not commercially reasonable or would otherwise not reasonably be obtained in an unaffiliated arms length negotiation;

6.9.23 waive or fail to enforce any material Company rights, or release or relieve any Member, Manager or any Affiliate of any of them of such party's material obligations, under a Related Party Agreement;

6.9.24 approve insurance limits and types of insurance required by the Company and Subsidiary inconsistent with the limits and types set forth in Exhibit F;

6.9.25 execute or deliver any assignment for the benefit of creditors of the Company or the Subsidiary;

6.9.26 file any voluntary petition in bankruptcy or receivership with respect to the Company or the Subsidiary;

6.9.27 approve any Additional Capital Calls to the Company prior to the Construction Completion Date; provided, however, the Board shall have full power and authority, without the consent of any Member, to make an Additional Capital Call for the first $5,000,000 of Additional Capital Contributions from Enbridge under **Section 2.2** so long as the conditions set forth in **Section 2.2** with respect to such Additional Capital Contributions have been met;

6.9.28 commence the dissolution, winding-up or liquidation of the Company or the Subsidiary;

6.9.29 take any action that would cause the Company not to be taxed as a partnership for U.S. federal income tax purposes;

6.9.30 take any action that would cause the Subsidiary not to be treated as a disregarded entity for federal income tax purposes; or

6.9.31 agree to any of the actions that are described in this **Section 6.9**.

6.10 **Tax Matters Partner**. The Board shall also appoint a Member to act as the tax matters Member and shall act in the same capacity as the "**Tax Matters Partner**" of a partnership as referred to in Code § 6231(a)(7)(A). The initial Tax Matters Partner is USG.

6.11 **Officers**.

6.11.1 Appointment/Election. Officers and agents of the Company, if any, or of the Subsidiary, if any, including a president, chief executive officer and chairman of the Board (the "**Chairman**") may be appointed by the Board from time to time in its discretion. The initial Chairman shall be Daniel Kunz, and Daniel Kunz is also approved as the initial president and chief executive officer of the Company. An officer may be, but none need be, a Member or a Manager. Any two or more offices may be held by the same person. The Board may delegate to any officer the power to elect or appoint any other officer or any agents. Each officer shall hold office until such officer dies, resigns, is removed or becomes disqualified. Each agent shall retain its authority at the pleasure of the Board, or the officer by whom such agent was appointed or by the officer who then holds agent appointive power. Any officer or agent may resign by delivering a written letter of resignation to the Company, which resignation shall, unless otherwise specified in the letter of resignation, be effective upon receipt. The Board or the officer appointing the officer or agent may remove any officer or agent at any time without giving any reason for such removal, and no officer or agent shall be entitled to any damages by virtue of such removal from office or position as agent.

6.12 **Duties and Liability of the Board**. In carrying out its obligations, the Board will:

6.12.1 Cause to be deposited all funds of the Company in one or more separate bank accounts with such banks or trust companies as it may designate (withdrawals from such bank accounts to be made upon such signature or signatures as it may designate);

6.12.2 Cause to be maintained complete and accurate records of all Property owned or leased by the Company or Subsidiary and complete and accurate books of account and all other records required by the Act (and containing such information as shall be necessary to record allocations and distributions), and make such records and books of account available for inspection and audit by any Member or such Member's duly authorized representative (at the expense of such Member) during regular business hours and at the principal office specified in **Section 1.4;**

6.12.3 Cause to be prepared and distributed to all Members all required tax reporting information within 90 days after the end of each Fiscal Year; and

6.12.4 Cause to be filed such instruments or certificates and amendments thereto, and do such other acts, as may be required by Law to qualify and maintain the Company and the Subsidiary as limited liability companies in all states in which the Company and/or the Subsidiary transacts any business.

6.13 **Time Devoted by Managers and Officer**.

6.13.1 The Managers and officers (acting by and through the Company's authorized personnel) shall be required to devote only such time to the affairs of the Company as the Board determines may be necessary to successfully manage and operate the Company and as may be necessary to cause the Company to successfully manage and operate the Subsidiary.

6.14 **Rights of Members.**

6.14.1 Except as otherwise expressly provided in this Agreement, no Member shall be entitled to participate in the control and management of the Company, nor shall any Member have the right to sign for or bind the Company except when acting as a duly designated Manager or when acting within the scope of powers properly delegated by the Board to a Member, officer, employee or agent of the Company.

6.14.2 To the extent permitted by §18-1101 of the Act, the Members acknowledge and agree that neither Member is a fiduciary or has fiduciary obligations to the other Member and such obligations imposed by Law are hereby expressly waived.

6.15 **Non-Exclusivity/Outside Activity.**

6.15.1 Except as set forth in **Section 6.19** or in another agreement between the Company and the Member or Board:

(a) the creation of the Company and the assumption by the Members or Managers of their duties under this Agreement will be without prejudice to the rights of the Members or Managers (or the rights of their Affiliates) to pursue or participate in other interests and activities including, without limitation, investments in and devotion of time to other businesses which compete with the Company, and to receive and enjoy profits or compensation therefrom; and

(b) each Member and Manager may engage in any capacity (as owner, employee, consultant or otherwise) in any activity, whether or not such actively competes with or is benefited by the business of the Company, without being liable to the Company or the other Members for any income or profit derived from such activity, and such Member or Manager shall not be obligated to make available to the Company or any other Member any business opportunity of which such Member is or becomes aware.

6.16 **Covenants.**

6.16.1 Project Loan. On or before December 31, 2010, USG shall use commercially reasonable efforts to (i) comply with and cause the Company and the Subsidiary to comply with all requirements of the Project Lender necessary to obtain the Project Loan, and (ii) present any material changes from the Project Loan Commitment in the Project Loan Documents to the Members for approval in accordance with

Section 6.9. After execution of the Project Loan Documents USG shall use commercially reasonable efforts to cause the Company and to cause the Board to cause the Company and the Subsidiary to (i) pay when due the principal of and the interest on the Project Loan in accordance with the terms of the Project Loan Documents, (ii) pay all charges, fees and other sums required to be paid by the Company or Subsidiary as provided in the Project Loan Documents, in accordance with their terms, or (iii) observe, perform and discharge all obligations, covenants and agreements to be observed, performed or discharged by the Company or the Subsidiary set forth in the Project Loan Documents in accordance with their terms. In addition, USG shall comply with any and all requirements, conditions or restrictions imposed on it and/or any of its Affiliates (other than the Company or the Subsidiary) under the Project Loan Documents.

6.16.2 Contributions to Subsidiary. USG shall take such action as is necessary to cause the Company and to cause the Board to cause the Company to contribute all Capital Contributions received by the Company to the Subsidiary within three (3) Business Days after receipt of such Capital Contribution by the Company.

6.16.3 Ownership of Percentage Interests. Each of Enbridge and USG shall continue to own, directly or indirectly, 100% of the beneficial ownership interest in its Percentage Interest unless there is a direct Transfer of such Percentage Interest made in accordance with **ARTICLE 10**.

6.17 **Development Budget.** Upon obtaining the debt financing provided by the Project Loan, USG shall use commercially reasonable efforts to cause the Company and cause the Board to cause the Company and the Subsidiary to commence construction of the Project pursuant to and in accordance with the Project Loan Documents and the approved Development Budget attached hereto as Exhibit B. In addition, USG shall use commercially reasonable efforts to cause the Company and the Subsidiary to (i) comply with the Project Loan Documents and Development Budget in a manner sufficient to cause the Company or Subsidiary to obtain the Treasury Grant, based upon guidance issued by the Treasury Department currently in place; and (ii) promptly perform and comply with all covenants, conditions, obligations and prohibitions required of the Company or Subsidiary in connection with any other document or instrument affecting title to the Project, or any part thereof.

6.18 **Annual Budget.**

6.18.1 No later than sixty (60) days prior to the date upon which the Company anticipates achieving the Construction Completion Date, the Board shall provide to the Members the initial Annual Budget which shall cover the Project for the period of time commencing on the Construction Completion Date through December 31st of the Fiscal Year in which the Construction Completion Date will occur. Thereafter the Annual Budget shall be submitted to the Members no later than sixty (60) days prior to the end of the then current Fiscal Year. The Annual Budget shall be submitted to the

Members for their unanimous approval, which approval shall not be unreasonably withheld.

6.18.2 The Members shall review the Annual Budget and either approve or notify the Board of any objections to the Annual Budget in writing on or before twenty (20) days after the Members' receipt thereof. If the Members fail to deliver written notice of disapproval of any proposed Annual Budget within such 20-day period, the Members shall be deemed to have approved the Annual Budget as submitted Board.

6.18.3 If any Member objects to all or any part of a proposed Annual Budget, such Member shall deliver written notice to the Board setting forth the specific objections of such Member to the Annual Budget, and the Manager and the Members shall in good faith negotiate with the Board and the other Member a mutually satisfactory Annual Budget. Except with respect to the initial Annual Budget, if the Board and the Members are unable to resolve disputes over an Annual Budget prior to commencement of the applicable Fiscal Year, then, until resolved, the amount of the disputed items shall be the actual amount expended for such items during the preceding Fiscal Year, adjusted for a full twelve (12) months of operation as such amount may be adjusted to reflect changes in the CPI. If the Members are unable to agree on the initial Annual Budget, the Board shall operate the Company and the Subsidiary in accordance with its reasonable business judgment until agreement is reached, but in any event, in accordance with its obligations under the Project Loan Documents, any requirements necessary to obtain the Treasury Grant or any other agreement regarding operation of the Project approved in accordance with this Agreement.

6.18.4 Upon approval by the Members of an Annual Budget, the Board shall operate the Company for the subsequent Fiscal Year in accordance with the Annual Budget and attempt to adhere thereto, as nearly as practicable, on the condition that if the Board shall be unable, with the exercise of due diligence, to comply with the approved Annual Budget, such inability shall not constitute a failure by any Manager to comply with its duties and obligations hereunder.

6.18.5 The Members acknowledge that the Annual Budget is a reasonable estimate and that any projections set forth in the Annual Budget are subject to and may be affected by changes in financial, economic and other conditions and circumstances beyond the Board's reasonable control and that such projections are not to be construed as a guaranty by the Board of the actual results of operations to be obtained. The Board will provide the Members with written explanations of all significant variances and programs put in place to correct or improve situations which materially deviate from the original Annual Budget for each Fiscal Year.

6.19 **Right of First Offer**. If USG (the "**Investing Member**") or its Affiliates shall, directly or indirectly, elect to purchase or invest in any geothermal electric power generation project within the geographic area identified on Exhibit G (a "**Business Opportunity**"), then such Investing Member shall provide Enbridge (the "**Opportunity**

Member") written notice setting forth the price and other terms on which the Investing Member or its Affiliates intend to purchase or invest in the Business Opportunity (the "**Opportunity Notice**"). The Opportunity Member will have the right, but not the obligation, to purchase or invest in an amount equal to its Pro Rata Share of the Business Opportunity based on the same price, terms and conditions set forth in the Opportunity Notice. Each Opportunity Member's option to participate will be exercisable by sending written notice (the "**Exercise Notice**") to the Investing Member within 90 days after receipt of the Opportunity Notice (the "**Offer Notice Period**"). The Investing Member and the Opportunity Member agree to negotiate in good faith any terms and conditions not specifically set forth in the Opportunity Notice. If no Opportunity Member exercises its option to participate within the Offer Notice Period, then the Investing Member shall be free to proceed with such opportunity on substantially the terms set forth in the Opportunity Notice; provided, (i) if such transaction is not completed within 180 days after the expiration of the Offer Notice Period, or (ii) if the transaction is not completed within such 180-day period, but is being pursued in good faith by the Investing Member at the end of such 180-day period, but is not completed within 360 days after the expiration of the Offer Notice Period, then the Investing Member must again satisfy the requirements of this **Section 6.19**. Notwithstanding the forgoing, if a Member elects to purchase or invest in any geothermal electric power generation project that is outside the geographic area identified on Exhibit G but that still utilizes the same geothermal resource, such Member must provide reasonable evidence that the geothermal resource is of a sufficient size that the Project will continue to operate and produce at the same levels without regard to such new power generation project.

ARTICLE 7

INDEMNIFICATION/LIMITATION ON LIABILITY

7.1 Indemnification of Members.

7.1.1 To the fullest extent permitted by Law, the Company, its receiver, or its trustee (in the case of its receiver or trustee, to the extent of the Company's Property) shall indemnify, save harmless, and pay any and all losses, claims, demands, costs, damages, liabilities, expenses of any nature (including reasonable attorneys' fees and disbursements), judgments, fines, settlements, and other amounts (collectively, "**Losses**") arising from any and all third-party claims, demands, actions, suits, or proceedings, civil, criminal, administrative, or investigative (collectively, an "**Action**") against each Member or any officers, directors or employee of such Member relating to any liability or damage incurred by reason of any act performed or omitted to be performed by such Member, officer, director or employee in connection with the business of the Company, including attorneys' fees incurred by such Member, officer, director or employee in connection with the defense of any action based on any such act or omission.

7.1.2 Notwithstanding anything to the contrary in any of **Section 7.1.1** above, (a) no Member nor any officers, directors or employee of such Member

shall be indemnified from any liability for fraud, bad faith, willful misconduct, or gross negligence and (b) in the event that any provision in any of such Section is determined to be invalid in whole or in part, such Section shall be enforced to the maximum extent permitted by Law.

7.1.3 Notwithstanding anything to the contrary in any of Section 7.1.1 above, in no event shall any claim by Enbridge against USG for indemnification pursuant to the terms of the Purchase Agreement constitute an Loss suffered by USG for which it may seek indemnification recovery pursuant to this Agreement.

7.2 **Limitation on Liability of Managers and Officers.**

7.2.1 Neither a Manager nor any officer of the Company shall have any liability to the Company or the Members for any losses sustained or liabilities incurred as a result of any act or omission of such Manager, or officer if (a) such Manager or officer acted in good faith and in a manner he or she believed to be in, or not opposed to, the Interests of the Company and (b) the conduct of such Manager or officer did not constitute actual fraud, gross negligence, or willful misconduct.

7.2.2 The debts, obligations, and liabilities of the Company, whether arising in contract, tort, or otherwise, shall be solely the debts, obligations, and liabilities of the Company, and the Managers shall not be obligated personally for any such debt, obligation, or liability by reason of its acting as a Manager of the Company.

7.3 **Indemnification of Managers and Officers.**

7.3.1 To the fullest extent permitted by Law, the Company, its receiver, or its trustee (in the case of its receiver or trustee, to the extent of the Company's Property) shall indemnify, save harmless, and pay all judgments and claims against any Manager, any officer, director or employee of any Manager, and any officer of the Company from and against any and all Losses arising from any and all Actions, in which any Manager, any officer, director or employee of any Manager, or officer of the Company may be involved, or threatened to be involved, as a party or otherwise, arising out of or incidental to the business of the Company, regardless of whether such Person continues to be a Manager or officer at the time any such liability or expense is paid or incurred, if (a) such Person acted in good faith and in a manner it or he or she believed to be in, or not opposed to, the best interests of the Company, and, with respect to any criminal proceeding, had no reason to believe his or her conduct was unlawful and (b) such Person's conduct did not constitute actual fraud, gross negligence or willful misconduct.

7.3.2 The indemnification provided by this **Section 7.3.2** shall be in addition to any other rights to which such Manager or officer may be entitled under any agreement, consent of the Members, as a matter of Law or equity, or otherwise, shall continue as to such Manager or officer who has ceased to serve in such capacity and shall inure to the benefit of the heirs, successors, assigns and administrators of

such Manager or officer. Subject to the foregoing sentence, the provisions of this **Section 7.3.2** are for the benefit of the Indemnitees and shall not be deemed to create any rights for the benefit of any other persons.

7.3.3 The rights to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this **ARTICLE 7** shall not be exclusive of any other right which any Person may have or hereafter acquire under any statute, provision of this Agreement, any other agreement, any vote of Members or disinterested Managers or otherwise.

7.3.4 The Board may cause the Company to maintain insurance, at the Company's expense, on its own behalf and on behalf of any Person who is or was at any time after the Effective Date a Manager, officer, employee, fiduciary or agent of the Company or any of its subsidiaries against any liability asserted against him or her and incurred by him or her in any capacity, whether or not the Company would have the power to indemnify such Person against such liability; provided, however, if the cost of any such insurance is prohibitively expensive in the reasonable discretion of the Board, the Company shall not be obligated to maintain such insurance.

7.4 **Indemnification Procedure**. The rights and obligations of a Person claiming a right of indemnification under **Sections 7.1 or 7.3** hereunder (each an "**Indemnitee**") shall be governed by the following provisions of this **Section 7.4**:

7.4.1 The Indemnitee shall give prompt written notice to the Company of the commencement of any Action or any threat thereof, or any state of facts which Indemnitee determines will give rise to a claim by the Indemnitee against the Company based on the indemnity agreements contained in this Agreement setting forth, in reasonable detail, the nature and basis of the claim and the amount thereof, to the extent known, and any other relevant information in the possession of the Indemnitee (a "**Notice of Claim**"). The Notice of Claim shall be accompanied by any relevant documents in the possession of the Indemnitee relating to the claim (such as copies of any summons, complaint or pleading which may have been served and, or any written demand or document evidencing the same). No failure to give a Notice of Claim shall affect, limit or reduce the indemnification obligations of an Indemnitor hereunder, except to the extent such failure actually prejudices the Company's ability successfully to defend the Action giving rise to the indemnification claim.

(a) In the event that an Indemnitee furnishes the Company with a Notice of Claim, then upon the written acknowledgment by the Company given to the Indemnitee within 30 days of receipt of the Notice of Claim, stating that the Company is undertaking and will prosecute the defense of the claim under such indemnity agreements (an "**Indemnification Acknowledgment**"), then the claim covered by the Notice of Claim may be defended by the Company, at the sole cost and expense of the Company; provided, however, that the Indemnitee is authorized to file any motion, answer or other pleading that may be reasonably necessary or appropriate to protect its interests during such 30 day period. However, in the event the Company does not

furnish an Indemnification Acknowledgment to the Indemnitee, the Indemnitee may, upon written notice to the Company, assume the defense (with legal counsel chosen by the Indemnitee) and dispose of the claim, at the sole cost and expense of the Company.

(b) The Indemnitee or the Company, as the case may be, who is controlling the defense of the Action shall keep the other fully informed of such Action at all stages thereof, whether or not such party is represented by counsel. The parties hereto agree to render to each other such assistance as they may reasonably require of each other in order to ensure the proper and adequate defense of any such Action. Subject to the Company furnishing the Indemnitee with an Indemnification Acknowledgment, the Indemnitee shall cooperate with the Company and provide such assistance, at the sole cost and expense of the Company, as the Company may reasonably request in connection with the defense of any such Action.

(c) The Company shall not make or enter into any settlement of any Action which Company has undertaken to defend, without the Indemnitee's prior written consent (which consent shall not be unreasonably withheld or delayed), unless there is no obligation, directly or indirectly, on the part of the Indemnitee to contribute to any portion of the payment for any of the Losses, the Indemnitee receives a general and unconditional release with respect to the claim (in form, substance and scope reasonably acceptable to the Indemnitee), there is no finding or admission of any violation of Law by, or effect on any other claim that may be made against the Indemnitee.

ARTICLE 8

MEETINGS OF MEMBERS

8.1 **Meetings**. Meetings of the Members, for the purposes set forth in this Agreement or as prescribed by the Act, may be called by the Board, and shall be called by the Board at the request in writing of any Member (a "**Meeting**"). The Chairman shall preside at each Meeting and in his absence, such other person as is appointed by the Members shall preside at such Meeting.

8.2 **Place of Meetings**. The Board may designate any place, either within or outside the State of Delaware, as the place of the Meeting. If no designation is made, or if a special meeting is otherwise called, the place of the Meeting shall be at the Company's principal place of business.

8.3 **Notice of Meetings**. Except as provided in **Section 8.4**, the Board shall deliver or cause to be delivered a notice of such Meeting to each Member entitled to vote at such Meeting. Said notice shall be delivered not less than 5 days nor more than 60 days before the date of such Meeting and shall state the place, day and hour of the Meeting and the purpose or purposes for which the Meeting is called.

8.4 **Meeting of Members.** If all of the Members entitled to vote at a Meeting shall meet at any time and place, either within or outside of the State of Delaware, and consent to the holding of a Meeting at such time and place, such Meeting shall be valid without call or notice, and at such Meeting lawful action may be taken. Members may participate in any Meeting of the Members by means of conference telephone or similar communications equipment by means of which all persons participating in the Meeting can hear each other, and such participation in a Meeting shall constitute presence in person at the Meeting.

8.5 **Record Date**. For the purpose of determining Members entitled to notice of, or to vote at, any Meeting or any adjournment thereof, or Members entitled to receive payment of any distribution, or in order to make a determination of Members for any other purpose, the date on which notice of the Meeting is mailed or the date on which the resolution by the Board declaring such distribution is adopted, as the case may be, shall be the record date for such determination of Members. When a determination of Members entitled to vote at any meeting of Members has been made as provided in this **Section** 8.5, such determination shall apply to any adjournment thereof.

8.6 **Quorum**. A Majority in Interest of the Members entitled to vote on the matters to be presented at a Meeting, whether represented in person or by proxy, shall constitute a quorum at such Meeting, provided that all of the Members shall be required to constitute a quorum for the limited purpose of transacting business at any Meeting called to consider and vote upon a matter that would be properly deemed a Major Decision. In the absence of a quorum at any such meeting, the Members holding at least 2/3 of the Interests of the Company so represented may adjourn the Meeting from time to time for a period not to exceed 60 days without further notice. However, if the adjournment is for more than 60 days, or if after the adjournment a new record date is fixed for the adjourned Meeting, then a notice of the adjourned meeting shall be given to each Member of record entitled to vote at the Meeting. At such adjourned Meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the Meeting as originally noticed. The Members present at a duly organized Meeting may continue to transact business until adjournment, notwithstanding the withdrawal during such Meeting of the Interests whose absence would cause less than a quorum.

8.7 **Manner of Acting**. If a quorum is present the affirmative vote of a Majority in Interest of the Members entitled to vote on the subject matter shall be the act of the Members, unless the vote of a greater or lesser proportion is otherwise required by applicable Law or pursuant to this Agreement.

8.8 **Proxies**. At all Meetings, a Member may vote in person or by written proxy executed by the Member or by such Member's duly authorized attorney-in-fact. Such proxy shall be filed with the Company before or at the time of the meeting. No proxy shall be valid after 8 months from the date of its execution, unless otherwise provided in the proxy.

8.9 **Action by Members Without a Meeting**. Action required or permitted to be taken at a Meeting may be taken without a Meeting if such action is approved by a Majority in Interest of the Members entitled to vote on the action, unless the approval of a greater or lesser proportion or number is required, and such approval is evidenced by one or more written consents describing the action taken, signed by the requisite number of qualified Members and delivered to the Company for inclusion in the minutes of the Company or for filing with the Company records. Action taken under this **Section 8.9** is effective when the requisite number of qualified Members has signed the consent, unless the consent specifies a different effective date. The record date for determining Members entitled to take action without a Meeting shall be the date the first Member signs a written consent. Notice of any action taken under this **Section 8.9** shall be given to each Member who did not sign a written consent with respect to such action.

8.10 **Waiver of Notice**. When any notice is required to be given to any Member, a waiver thereof in writing signed by the person entitled to such notice, whether before, at or after the time stated therein, shall be equivalent to the giving of such notice.

ARTICLE 9

BOOKS, RECORDS AND REPORTS

9.1 **Maintenance and Inspection of Share Register**. The Board shall cause to be maintained at the principal place of business of the Company a record of its Members, giving the names and addresses of all Members and the Percentage Interest held by each Member.

9.2 **Maintenance of Operating Agreements**. The Company shall keep at its principal place of business the original or a copy of this Agreement and the operating agreement of the Subsidiary, each as amended from time to time.

9.3 **Maintenance of Other Records**. The accounting books and records of the Company and the Subsidiary, minutes of proceedings of the Members, the Board and any committees or delegates of the Board, and all other information pertaining to the Company or the Subsidiary that is required to be made available to the Members under the Act shall be kept at such place or places designated by the Board, or in the absence of such designation, at the principal place of business of the Company. The minutes shall be kept in written form and the accounting books and records and other information shall be kept either in written form or in any other form capable of being converted into written form. The books of account and records of the Company and the Subsidiary shall be maintained in accordance with generally accepted accounting principles consistently applied during the term of the Company, wherein all transactions, matters, and things relating to the business and properties of the Company and the Subsidiary shall be currently entered.

9.4 **Books and Records.** The Company shall maintain at its principal place of business books of account that accurately record all items of income and expenditure relating to the business of the Company and the Subsidiary and that accurately and completely disclose the results of the operations of the Company and the Subsidiary. Such books of account shall be maintained on the method of accounting selected by the Board according to generally accepted accounting principles consistently applied, and on the basis of the Fiscal Year.

9.5 **Inspection by Member**. Upon written notice to the Board, each Member, at such Member's own expense shall have the right to inspect and audit the Company's books, records, documents (including minutes, accounting books and records, all data, information, books, records, operating, safety and maintenance manuals, engineering and design plans, blueprints and "as-built" plans, specifications, drawings, reports, procedures, facility compliance plans, test records and results, available geothermal resource studies, findings, flow rates, well temperature analyses and useful life studies, and other records and filings made with regulatory agencies regarding the financing, permitting, construction and development of the Project, environmental procedures and similar records relating to the Project), and other information during normal business hours for a purpose reasonably related to the operation of the Project and a Member's Interests as a Member. Notwithstanding the foregoing, the Board shall have the right to keep confidential from Members for such period of time as the Board deems reasonable, any information which the Board reasonably believes to be in the nature of trade secrets or other information the disclosure of which the Board in good faith believe is not in the best Interests of the Company or could damage the Company or its business or which the Company is required by Law or by agreement with a third party to keep confidential; provided, such information is maintained as confidential from all Members equally and from any Manager who is also an officer, director or employee of such a Member.

9.6 **Financial Reports**. The Board shall cause to be prepared and delivered to each Member, (a) within 30 days of the end of each calendar quarter, (b) within 90 days of the date of dissolution of the Company, and (c) within 90 days of such additional dates as the Board may direct, in accordance with generally accepted accounting principles consistently applied, appropriate financial statements showing the assets, liabilities, capital, profits, expenses, losses, and recovered and unrecovered capital expenditures of the Company and a statement showing all amounts credited and debited to each Member's Capital Account and of each Member's distributive share, for federal income tax purposes, of income, gains, deductions, losses, and credits (or items thereof) arising out of Company operations, as required by Law, and a further statement reconciling any difference between the Member's respective Capital Accounts as shown in such financial statements and their Capital Accounts as determined in accordance with the provisions of this Agreement. In addition, the Board shall provide a reconciliation between such financial statements and the period set forth in the corresponding Annual Budget.

9.7 **Confidentiality and Non-Disclosure**. Except as otherwise consented to by the Board, all information which has been furnished to a Member by a Manager who is its Affiliate or in its capacity as a Member or will be furnished to a Member by a Manager who is its Affiliate or in its capacity as a Member, pursuant to this Agreement or otherwise, relating to the Company or any of its Affiliates or the business of any of them will be kept confidential, will not be used by such Member, or by any of its agents, representatives, or employees, for any purpose other than evaluating and monitoring the investment in the Company and enforcing rights hereunder, and except as permitted in this **Section 9.7** will not be disclosed by such Member, or by any of its agents, representatives, or employees, in any manner whatsoever, in whole or in part; provided, however, that the foregoing shall not apply to any information that (x) was in such Member's possession prior to disclosure by the Company or any of its Affiliates as evidenced by the written records of such Members, (y) was generally known, in the trade or business in which it is practiced by the Company or its Affiliates, at the time of disclosure to such Member, or becomes generally known, through no act of such Member or its employees or agents or in violation of a confidentiality provision, or (z) has come into the possession of such Member from a third party who, to such Member's knowledge, after reasonable inquiry, is under no obligation to the Company or any of its Affiliates to maintain the confidentiality of such information. Each Member shall be permitted to disclose such information: (i) to those of its agents, partners, members, representatives, and employees who need to be familiar with such information in connection with such Member's investment in the Company for use solely for such purpose; provided, however, that each such Person shall have been informed of the covenants set forth in this **Section 9.7** and such Member shall be liable for any breach by any such Person of such covenants; (ii) to the extent required by Law, so long as such Member shall have, to the extent reasonably practicable, first afforded the Company with a reasonable opportunity to contest the necessity of disclosing such information; and (iii) with the prior consent of the Company, which consent shall not be unreasonably withheld, to any prospective transferee of such Member; provided, however, that such prospective transferee agrees to be bound by the provisions of this **Section 9.7**. Without intending to limit the remedies available to the Company, each Member acknowledges that a breach of this **Section 9.7** may result in material irreparable injury to the Company or its Affiliates for which there is no adequate remedy at Law, that it will not be possible to measure damages for such injuries precisely and that, in the event of such a breach or threat thereof, the Company shall be entitled to specifically enforce the covenants contained herein without the posting of a bond and such Member agrees not to oppose the granting of such injunctive relief on the basis that monetary damages are an adequate remedy. The provisions of this **Section 9.7** shall survive any termination of this Agreement and shall continue to bind each Person who was ever subject to this provision even if such Person would otherwise cease to be subject to this provision.

9.8 **Tax Status**. It is the intent of the Members and the Company that, for federal income tax purposes, the Company be classified as a partnership and the Subsidiary be classified as a disregarded entity. If any action is required to be taken, including amendment of this Agreement, in order for the Company or the Subsidiary to

establish or maintain such partnership or disregarded entity status (as applicable), the Board shall take, or cause the Company or the Subsidiary to take, such action.

9.9 **Tax Returns**. The Tax Matters Partner shall cause accountants of the Company to prepare and timely file all income tax and other tax returns of the Company. The Tax Matters Partner shall furnish to each Member a copy of all such returns together with all schedules thereto and such other information which each Member may request in connection with such Member's own tax affairs.

9.10 **Section 754 Election.** At the request of either the transferor or transferee in connection with a transfer of an Interest in the Company permitted pursuant to **ARTICLE 10**, the Board shall cause the Company to make the election provided for in Code § 754 and maintain a record of the adjustments to Basis of the Company's Property resulting from that election. Any such transferee shall pay all costs incurred by the Company in connection with such election and the maintenance of such records.

9.11 **Tax Matters Partner**.

9.11.1 Without the consent of Enbridge, the Tax Matters Partner shall have no right to extend the statute of limitations for assessing or computing any tax liability against the Company or the amount of any Company tax item. Without the consent of Enbridge, the Tax Matters Partner shall not make, or fail to make, any election that would have a material adverse impact on the Company or Enbridge.

9.11.2 As Tax Matters Partner, USG shall take such action as may be necessary to cause Enbridge to become a "notice partner" within the meaning of Section 6223 of the Code. USG shall inform Enbridge of all significant matters that may come to its attention in its capacity as Tax Matters Partner by giving notice thereof within ten (10) days after becoming aware thereof and, within such time, shall forward to Enbridge copies of all significant written communications it may receive in such capacity.

9.11.3 If the Tax Matters Partner elects to file a petition for readjustment of any Company tax item (in accordance with Code § 6226(a)), such petition shall be filed in the United States Tax Court or, upon unanimous consent of the Members, a U.S. district court or the Court of federal Claims.

9.11.4 The Tax Matters Partner shall, within 10 Business Days after receipt thereof, forward to each Member a photocopy of any correspondence relating to the Company received from the Internal Revenue Service or a state, local or foreign tax authority. The Tax Matters Partner shall, within 10 Business Days thereafter, advise each Member in writing of the substance of any conversation held with any representative of the Internal Revenue Service or a state, local or foreign tax authority.

9.11.5 Any reasonable costs incurred by the Tax Matters Partner for retaining accountants or lawyers on behalf of the Company in connection with any

Internal Revenue Service or state, local or foreign tax authority audit of the Company shall be expenses of the Company. Any accountants and/or lawyers retained by the Company in connection with any Internal Revenue Service or state, local or foreign tax authority audit of the Company shall be selected by the Tax Matters Partner, and the fees therefore shall be expenses of the Company, as applicable.

9.12 **Costs of Compliance**. All costs and expenses properly incurred by the Company, the Board, the Tax Matters Partner or any Manager in performing or causing to be performed the matters covered by this **ARTICLE 9** shall be paid or reimbursed by the Company.

ARTICLE 10

TRANSFERS

10.1 **Restrictions on Transferability**. No Member may Transfer all or any part of their Interests, whether voluntarily or by foreclosure, assignment in lieu thereof or other enforcement of a pledge, hypothecation or collateral assignment, without (a) having obtained the prior written consent to such Transfer from the other Members, which consent shall not be unreasonably withheld, conditioned or delayed, and (b) complying with the provisions of this **ARTICLE 10**, including, without limitation, **Sections 10.4** and **10.6**. If a Member Transfers any of his, her or its Interest to any Person pursuant to this **ARTICLE 10**, in addition to any other requirements under this Agreement, no such Transfer shall be effective unless and until (x) the transferor notifies the Company in writing of such Transfer, and (y) the proposed transferee agrees in writing to be bound by the terms and provisions and to assume all obligations of the transferor and to be subject to all restrictions to which the transferor was and is subject under applicable Law and this Agreement; provided, however, the admission of the transferee as a Member shall not release the transferor from liability to the Company under this **Section 10.1** and **Section 10.2**. Any Additional Member shall pay any reasonable expenses in connection with admission as such. Notwithstanding anything in this **Section 10.1** to the contrary, the consent of a Member to a Transfer shall not be deemed to be unreasonably withheld, conditioned or delayed if the Member's withholding, conditioning or delaying of such consent is based on, among other things, the fact that (i) the proposed transferee of the subject Interest is a competitor of such Member or of the Subsidiary, (ii) the proposed transferee has been indicted for the commission of a felony, (iii) the proposed transferee has been convicted of a crime or has entered a plea of *nolo contendere* to a crime; (iv) the proposed transferee has committed an act or deed, which, in the reasonable judgment of the Board, would call into question the integrity of the Company; (v) if the admission of the proposed transferee as a Member would violate any Law, regulation, contract or commitment binding on such Member, the Company or upon the Subsidiary; or (vi) if the admission of the proposed transferee would disqualify such Member, the Company or the Subsidiary from conducting its business in the ordinary course.

10.2 **Attempted Transfers in Contravention**. Any attempted Transfer in contravention of **Section 10.1** shall be void *ab initio* and of no effect and shall not bind or be recognized by the Company. In the case of an attempted Transfer not permitted hereby, the transferring Member shall indemnify and hold harmless (and hereby agrees to indemnify and hold harmless), the Company and the other Member from all costs, liabilities and damages that any of such indemnified Persons may incur (including, without limitation, incremental tax liability and attorneys' fees and expenses) as a result of such attempted Transfer and efforts to enforce the indemnity granted hereby.

10.3 **Permitted Transfers of Interest**. Notwithstanding the terms of **Section 10.1**, a Member may Transfer all or any portion of its Interests, without complying with the terms of **Sections 10.4 or 10.6**, to any Affiliate of such Member, provided that, such Affiliate agrees in writing to be bound by the terms of this Agreement.

10.4 **Right of First Offer On Sale of Interest**.

10.4.1 Right of First Offer. At any time, and subject to the terms and conditions specified in this **Section 10.4**, each Member shall have a right of first offer if (i) any other Member (the **"Offering Member"**), proposes to sell any Interest (the **"Offered Interest"**) owned by it to any third party non-Affiliate (the **"Proposed Transferee"**). Each time the Offering Member proposes to Transfer any Offered Interest (other than Transfers permitted pursuant to **Section 10.3**), the Offering Member shall first make an offering of the Offered Interest to the other Member (the "**Non-offering Member**") in accordance with the following provisions of this **Section 10.4**.

10.4.2 Offer Notice.

(a) The Offering Member shall give written notice (the **"Offering Member Notice"**) to the Company and the Non-offering Member stating its bona fide intention to Transfer the Offered Interest and specifying all of the material terms and conditions of such Transfer, including the price and portion (if less than all) of the Interest proposed to be Transferred.

(b) The Offering Notice shall constitute the Offering Member's offer to Transfer the Offered Interest to the Non-Offering Member, which offer shall be irrevocable for a period of 20 Business Days (the **"ROFO Notice Period"**).

(c) By delivering the Offering Member Notice, the Offering Member represents and warrants to the Company and the Non-offering Member that: (x) the Offering Member has full right, title and interest in and to the Offered Interest; (y) the Offering Member has all the necessary power and authority and has taken all necessary action to sell such Offered Interest as contemplated by this **Section 10.4**; and (z) the Offered Interest is free and clear of any and all liens and encumbrances other than those arising as a result of or under the terms of this Agreement or the Project Loan Documents.

10.4.3 Exercise of Right of First Offer.

(a) Upon receipt of the Offering Member Notice, the Non-offering Member shall have until the end of the ROFO Notice Period to accept the offer to purchase all (but not less than all) of the Offered Interest by delivering a written notice (a **"ROFO Acceptance Notice"**) to the Offering Member and to the Company stating that its intent to purchase such Offered Interest on the terms specified in the Offering Member Notice. Any ROFO Acceptance Notice so delivered shall be binding upon delivery and irrevocable by the Non-offering Member. If the Non-offering Member delivers a ROFO Acceptance Notice, it shall be deemed to have waived any rights that such Member may have pursuant to **Section 10.6** of this Agreement.

(b) If the Non-offering Member does not deliver a ROFO Acceptance Notice during the ROFO Notice Period, it shall be deemed to have waived all of its rights to purchase the Offered Interest under this **Section 10.4** (except as provided in the last sentence of **Section 10.4.4**), and the Offering Member shall thereafter be free to Transfer the Offered Interest to any Proposed Transferee without any further obligation to the Non-offering Member pursuant to this **Section 10.4** (except as provided in the last sentence of **Section 10.4.4**).

10.4.4 Execution of Definitive Documentation. If the Non-offering Member does not deliver a ROFO Acceptance Notice in accordance with **Section 10.4.3**, the Offering Member may, during the 60 Business Day period following the expiration of the ROFO Notice Period (which period may be extended for a reasonable time not to exceed an additional 30 Business Days to the extent reasonably necessary to obtain any approvals of the Project Lender or other third parties (the **"Waived ROFO Transfer Period"**), and subject to the provisions of **Section 10.6**, execute definitive documentation for the Transfer of all of the Offered Interest to a Proposed Transferee with the closing of such Transfer to be within the time frames set forth in **Section 10.6** below; provided, the Offering Member has used commercially reasonable efforts to negotiate, but shall not be bound by, the terms of such Transfer to be consistent with the terms set forth in the Offering Member Notice. If the Offering Member does not execute definitive documentation with regard to such Transfer or consummate such Transfer the Offered Interest within the time periods set forth in the preceding sentence, the right provided hereunder shall be deemed to be revived and the Offered Interest o shall not be offered to any Person unless first re-offered to the Non-offering Member in accordance with this **Section 10.4**.

10.4.5 Cooperation. Each Member shall take all actions as may be reasonably necessary to consummate the sale contemplated by this **Section 10.4** including, without limitation, entering into agreements and delivering certificates and instruments and consents as may be deemed necessary or appropriate.

10.4.6 Closing. Following delivery of a ROFO Acceptance Notice, at the closing of any sale and purchase pursuant to this **Section 10.4**, the Offering Member shall deliver to the Non-offering Member a certificate or certificates

representing the Offered Interest to be sold, accompanied by evidence of transfer and all necessary transfer taxes paid and stamps affixed, if necessary, against receipt of the purchase price therefor from the Non-offering Member by certified or official bank check or by wire transfer of immediately available funds.

10.4.7 Excepted Sales. This **Section 10.4** shall not apply to any Transfer otherwise permitted under **Section 10.3**.

10.5 **Drag-along Rights.**

10.5.1 Participation. If at any time after the first anniversary of the Construction Completion Date, an Offering Member who has complied with the terms of **Section 10.4** and who holds no less than 51% of the Percentage Interests in the Company, receives a bona fide offer from a Proposed Transferee to purchase in one transaction, or a series of related transactions, all of the Percentage Interests in the Company (a "**Drag-along Sale**"), the Offering Member shall have the right to require the Non-offering Member to participate in such sale in the manner set forth in this **Section 10.5**; *provided, however*, that no Non-offering Member shall be required to transfer or sell any of its Percentage Interest if the consideration for the Drag-along Sale is other than cash. Notwithstanding anything to the contrary in this Agreement (including **Section 6.9**), if the Drag-along Sale is structured as a merger, consolidation or similar business combination, or would result in a Change of Control of the Company, each Non-offering Member shall vote in favor of the transaction and take all actions to waive any dissenters, appraisal or other similar rights.

10.5.2 Drag-along Notice. The Offering Member shall exercise its rights pursuant to this **Section 10.5** by delivering a written notice (the "**Drag-along Notice**") to the Company and the Non-offering Member no more than 10 Business Days after the execution and delivery by all of the parties thereto of the definitive agreement entered into with respect to the Drag-along Sale and, in any event, no later than 20 days prior to the closing date of such Drag-along Sale. The Drag-along Notice shall make reference to the Selling Offering Member's rights and obligations hereunder and shall describe in reasonable detail:

(a) the name of the Proposed Transferee;

(b) the purchase price and the other material terms and conditions of the sale;

(c) the proposed date, time and location of the closing of the Tag-along Sale; and

(d) a copy of any form of agreement proposed to be executed in connection therewith.

10.5.3 Interests to be Sold. Subject to **Section 10.5.4**, the Offering Member shall sell and cause the Non-offering Member to sell in the Drag-along Sale all 100% Percentage Interest to the Proposed Transferee.

10.5.4 Conditions of Sale. The consideration to be received by a Non-Offering Member shall be in cash and in an amount of consideration per Percentage Interest to be received by the Offering Member (or, if the Offering Member is given an option as to the form and amount of consideration to be received, the same option shall be given to the Non-offering Member); provided, such consideration to the Non-Offering Member is at least equal to 80% of such Non-Offering Member's Unreturned Capital Contributions and the terms and conditions of such sale shall, except as otherwise provided in the immediately succeeding sentence, be the same as those upon which the Offering Member sells its Percentage Interest. Each Non-Offering Member shall make or provide the same representations, warranties, covenants, indemnities and agreements as the Offering Member makes or provides in connection with the Drag-along Sale (except that in the case of representations, warranties, covenants, indemnities and agreements pertaining specifically to the Offering Member, the Non-offering Member shall make the comparable representations, warranties, covenants, indemnities and agreements pertaining specifically to itself); *provided*, that all representations, warranties, covenants and indemnities shall be made by the Offering Member and the Non-offering Member severally and not jointly and any indemnification obligation shall be pro rata based on the consideration received by the Offering Member and the Non-Offering Member, in each case in an amount not to exceed the aggregate proceeds received by the Offering Member and the Non-offering Member in connection with the Drag-along Sale; and *provided*, *further*, that a Non-offering Member shall not be required to agree to any non-competition or non-solicitation covenant.

10.5.5 Expenses. The fees and expenses of the Offering Member incurred in connection with a Drag-along Sale and for the benefit of all Members (it being understood that costs incurred by or on behalf of a Offering Member for its sole benefit will not be considered to be for the benefit of all Members), to the extent not paid or reimbursed by the Company or the Proposed Transferee, shall be shared by all the Members on a pro rata basis, based on the consideration received by each Member; *provided*, that the Non-offering Member shall be obligated to make any out-of-pocket expenditure prior to the consummation of the Drag-along Sale.

10.5.6 Cooperation. Each Member shall take all actions as may be reasonably necessary to consummate the Drag-along Sale, including, without limitation, entering into agreements and delivering certificates and instruments, in each case, consistent with the agreements being entered into and the certificates being delivered by the Selling Member.

10.5.7 Excepted Sales. This **Section 10.5** shall not apply to any Transfer otherwise permitted under **Section 10.3**. In addition, the Non-Offering Member shall have no obligation to sell its Percentage Interest pursuant to this **Section 10.5** if,

within ten (10) Business Days after receipt of the Drag-along Notice, the Non-Offering Member delivers the Offering Member notice of its objection to the sale together with the First Appraisal (as defined below), and the consideration receivable by the Non-offering Member in the Drag-along Sale is less than 90% of the amount that would be received by the Non-Offering Member if the assets of the Company were sold for their Appraised Fair Market Value, all Company liabilities were satisfied, the Company were completely liquidated, and proceeds from such sale were applied and distributed in accordance with **Section 12.2**. The "**Appraised Fair Market Value**" shall be the fair market value of the Company's assets, on a going concern basis, as determined by an Appraiser selected by the Non-Offering Member, in its sole and absolute discretion (the "**First Appraisal**"); provided, however, that if the Non-Offering Member elects to hire a second Appraiser, selected in sole and absolute discretion, to determine the market value of the Company assets (the "**Second Appraisal**"), the Appraised Fair Market Value shall be the mean average of the market values determined under the First Appraisal and the Second Appraisal; and provided, further, that if the higher market value in the First Appraisal and the Second Appraisal is more than 110% of the lower market value, the Members shall retain a third Appraiser selected mutually by the first two Appraisers (the "**Third Appraisal**"), and the Appraised Fair Market Value shall be the mean average of the market values in the two appraisals that are closest to each other. The fees and costs of the First Appraiser shall be born by the Non-offering Member; the fees and costs of the Second Appraiser shall be born by the Offering Member; and the fees and costs of the Third Appraisal shall be born equally by the Members.

10.6 **Tag-along Rights.**

10.6.1 Participation. If the Non-offering Member did not deliver a ROFO Acceptance Notice pursuant to **Section 10.4** or otherwise receive a Drag-along Notice pursuant to **Section 10.5** (a "**Tag-along Member**"), the Tag-along Member shall be permitted to participate in such sale of an Offered Interest by an Offering Member (a "**Tag-along Sale**") to an Proposed Transferee on the terms and conditions set forth in this **Section 10.6**.

10.6.2 Sale Notice. Prior to the consummation of the sale described in **Section 10.6.1**, the Offering Member shall deliver to the Company and the Tag-along Member a written notice (a "**Sale Notice**") of the proposed sale subject to this **Section 10.6** no more than 3 Business Days after the execution and delivery by all the parties thereto of the definitive agreement entered into with respect to the Tag-along Sale and, in any event, not less than 30 Business Days prior to the closing date of the Tag-along Sale. The Tag-along Notice shall make reference to the Tag-along Member's rights hereunder and shall describe in reasonable detail:

(a) the portion (if less than all) of the Interest to be sold by the Offering Member;

(b) the name of the Proposed Transferee;

(c) the purchase price and the other material terms and conditions of the sale, including a description of any non-cash consideration in sufficient detail to permit the valuation thereof;

(d) the proposed date, time and location of the closing of the Tag-along Sale; and

(e) a copy of any form of agreement proposed to be executed in connection therewith.

10.6.3 Interest to be Sold.

(a) The Tag-along Member may exercise its right to participate in a sale of an Interest by the Offering Member subject to this **Section 10.6** by delivering to the Offering Member a written notice (a **"Tag-along Notice"**) stating its election to do so and specifying the portion (if less than all) of its Interests to be sold by it no later than 10 Business Days after receipt of the Sale Notice (the **"Tag-along Period"**). The offer by a Tag-along Member set forth in a Tag-along Notice shall be irrevocable, and, to the extent such offer is accepted, the Tag-along Member shall be bound and obligated to sell in the proposed sale on the terms and conditions set forth in this **Section 10.6**. The Tag-along Member shall have the right to sell in a sale subject to this **Section 10.6** at least such portion of its Interest as is equal to the product obtained by multiplying (x) such Tag-along Member's Interest by (y) a fraction (A) the numerator of which is the Percentage Interest of such Tag-along Member and (B) denominator of which is equal to the sum of all Percentage Interests owned by all Members.

(b) The Offering Member shall use its commercially reasonable efforts to include in the proposed sale to the Proposed Transferee the Interests that the Tag-along Member have requested to have included pursuant to the applicable Tag-along Notice, it being understood that the Proposed Transferee shall not be required to purchase Interest in excess of the amount set forth in the Sale Notice. In the event the Proposed Transferee elects to purchase less than all of the Interests sought to be sold by the Tag-along Member, the Interests to be sold to the Proposed Transferee by the Offering Member and the Tag-along Member shall be reduced so that each such Member is entitled to sell its Pro Rata Share (as between the Tag-along Member and the Offering Member) of the Interest the Proposed Transferee elects to purchase (which in no event may be less than the Interest set forth in the Sale Notice).

(c) If the Non-offering Member does not deliver a Tag-along Notice in compliance with paragraph (a) of this subsection, it shall not be a Tag-along Member for purposes of such sale and shall be deemed to have waived all of its rights to participate in such sale (subject to **Section 10.6.8**), and the Offering Member shall (thereafter be free to sell to the Proposed Transferee its Interest at a purchase price that is no greater than the relative purchase price set forth in the Sale Notice and on other same terms and conditions which are not materially more favorable to the Offering Member than

those set forth in the Sale Notice, without any further obligation to the Non-offering Member.

10.6.4 Consideration. Each Member participating in a sale pursuant to this **Section 10.6** shall receive the same relative consideration for its Interest, after deduction of such Member's proportionate share of the related expenses in accordance with **Section 10.6.6** below.

10.6.5 Conditions of Sale. The Tag-along Member shall make or provide the same representations, warranties, covenants, indemnities and agreements as the Offering Member makes or provides in connection with the Tag-along Sale (except that in the case of representations, warranties, covenants, indemnities and agreements pertaining specifically to the Offering Member, the Tag-along Member shall make the comparable representations, warranties, covenants, indemnities and agreements pertaining specifically to itself); *provided*, that all representations, warranties, covenants and indemnities shall be made by the Offering Member and the Tag-along Member severally and not jointly and any indemnification obligation in respect of breaches of representations and warranties that do not relate to the Tag-along Member shall be in an amount not to exceed the aggregate proceeds received by the Tag-along Member in connection with any sale consummated pursuant to this **Section 10.6**.

10.6.6 Expenses. The fees and expenses of the Offering Member incurred in connection with a sale under this **Section 10.6** and for the benefit of all participating Members (it being understood that costs incurred by or on behalf of the Offering Member for its sole benefit will not be considered to be for the benefit of all participating Members), to the extent not paid or reimbursed by the Company or the Proposed Transferee, shall be shared by all participating Members on a pro rata basis, based on the consideration received by each such Member; *provided*, that the Tag-along Member shall not be obligated to make any out-of-pocket expenditure prior to the consummation of the transaction consummated pursuant to this **Section 10.6**.

10.6.7 Cooperation. The Tag-along Member shall take all actions as may be reasonably necessary to consummate the Tag-along Sale, including, without limitation, entering into agreements and delivering certificates and instruments, in each case, consistent with the agreements being entered into and the certificates being delivered by the Offering Member.

10.6.8 Deadline for Completion of Sale. The Offering Member shall have 60 Business Days following the expiration of the Tag-along Period in which to sell its Interest described in the Sale Notice, on terms not more favorable to the Offering Member than those set forth in the Sale Notice (which such 60 Business Day period may be extended for a reasonable time not to exceed an additional 30 Business Days to the extent reasonably necessary to obtain any approvals of the Project Lender or other third parties). If at the end of such period the Offering Member has not completed such

sale, the Offering Member may not then effect a sale of its Interest subject to this **Section 10.6** without again fully complying with the provisions of this **Section 10.6**.

10.6.9 Sales in Violation of the Tag-along Right. If the Offering Member sells or otherwise transfers to the Proposed Transferee any Interest in breach of this **Section 10.6**, then the Non-offering Member shall have the right to sell to the Offering Member, and the Offering Member undertakes to purchase from the Non-offering Member, such portion of the Non-offering Member's Interest that the Non-offering Member would have had the right to sell to the Proposed Transferee pursuant to this **Section 10.6**, for the same relative purchase price, in cash, and upon the term and conditions on which the Proposed Transferee bought such Interest from the Offering Member, but without indemnity being granted by the Non-offering Member to the Offering Member; *provided*, that nothing contained in this **Section 10.6** shall preclude the Non-offering Member from seeking alternative remedies against the Offering Member as a result of its breach of this **Section 10.6**. The Offering Member shall also reimburse the Non-offering Member for any and all reasonable and documented out-of-pocket fees and expenses, including reasonable legal fees and expenses, incurred pursuant to the exercise or the attempted exercise of the Non-offering Member's rights under this **Section 10.6.9**.

10.6.10 Excepted Sales. This **Section 10.6** shall not apply to any Transfer otherwise permitted under **Section 10.3**.

10.7 **Restrictions on Resignation**. Except as otherwise set forth herein, no Member shall have the right to resign or withdraw from the Company without the prior written consent of the Board. In the event a Member does resign or withdraw in violation of the foregoing provision, (a) except as otherwise set forth herein, the Company shall not be obligated to pay any amounts to the Member, nor to distribute any of the Company's Property to the Member or any Interest therein, (b) the Member shall be deemed to have forfeited any rights to legal or beneficial ownership of his Interest, and (c) the Company may recover from the resigning Member damages for breach of this Agreement.

10.8 **Securities Laws**. It is understood that, because the Interests have not been registered under the Securities Act, the Interests have the status of securities acquired in a transaction under Section 4(2) of the Securities Act; and the Interests cannot be sold unless the Interests are subsequently registered or an exemption from registration is available. The Members agree that the Members will in no event sell or distribute all or any part of the Interests unless (i) there is an effective registration statement under the Securities Act and applicable state securities Laws covering any such transaction involving the Interests, or (ii) the Company receives an opinion of legal counsel, in form acceptable to the Company, stating that such transaction is exempt from registration, or (iii) the Company otherwise satisfies itself that such transaction is exempt from registration. The Members understand that at the present time Rule 144 promulgated under the Securities Act may not be relied upon for the resale or distribution of Interests by the Members because the Company does not file reports or

make information about the Company publicly available nor is there a public market for the Interests. Moreover, there can be no assurance that the Company will in the future file such reports or make publicly available such information, or that a public market for the Interests will develop. It is understood that neither the Company nor any Member has any obligation to the Members to register the Interests under the Securities Act, and neither the Company nor any Member has represented to the Members that it will register the Interests.

10.9 **Representations; Legend**. The following legend shall be placed upon any counterpart of this Agreement and on each certificate representing ownership of an Interest, and shall be included in any register or record of ownership of Interests.

THE INTERESTS REPRESENTED BY THIS DOCUMENT HAVE NOT BEEN REGISTERED UNDER ANY SECURITIES LAWS AND THE TRANSFERABILITY OF SUCH INTERESTS IS RESTRICTED. AN INTEREST MAY NOT BE SOLD, ASSIGNED OR TRANSFERRED, NOR WILL ANY ASSIGNEE, VENDEE, TRANSFEREE OR ENDORSEE THEREOF BE RECOGNIZED AS HAVING ACQUIRED ANY SUCH INTEREST BY THE ISSUER FOR ANY PURPOSES, UNLESS (1) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, WITH RESPECT TO SUCH INTEREST WILL THEN BE IN EFFECT AND SUCH TRANSFER HAS BEEN QUALIFIED UNDER ALL APPLICABLE STATE SECURITIES LAWS, OR (2) THE AVAILABILITY OF AN EXEMPTION FROM SUCH REGISTRATION AND QUALIFICATION WILL BE ESTABLISHED TO THE SATISFACTION OF COUNSEL TO THE COMPANY. THE INTERESTS REPRESENTED BY THIS DOCUMENT ARE SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER, RIGHTS OF FIRST OFFER, DRAG-ALONG RIGHTS AND TAG-ALONG RIGHTS SET FORTH IN A LIMITED LIABILITY COMPANY AGREEMENT DATED AS OF SEPTEMBER ____, 2010 AMONG THE COMPANY AND THE MEMBERS THEREOF, A COPY OF WHICH MAY BE OBTAINED WITHOUT CHARGE BY HOLDER HEREOF AT THE COMPANY'S PRINCIPAL PLACE OF BUSINESS.

10.10 **Asset Sale**.

10.10.1 Right of First Offer. If at any time following the first anniversary of the Construction Completion Date the Board desires to offer ("**Asset Sale Offer**") the Project for sale to a bona fide third party ("**Asset Sale**"), then the Board shall provide the Members notice ("**Asset Sale Notice**") of the terms ("**Asset Sale Terms**") of such Asset Sale Offer. Any Asset Sale Terms pursuant to this **Section 10.10** must include a minimum purchase price equal to at least 90% of the Appraised Fair Market Value and at least an amount which will distribute to each Member at least 80% of such Member's Unreturned Capital Contributions.

10.10.2 Notice Period. Within 20 Business Days of its receipt of the Asset Sale Notice (the "**Asset Sale Notice Period**"), each Member shall notify the Board and the other Member whether it accepts the Asset Sale Offer; and any

failure to respond within such time period shall be considered a decline of the Asset Sale Offer.

10.10.3 No Acceptance. If both Members decline the Asset Sale Offer, then, for a period of 60 Business Days from the end of the Asset Sale Notice Period, the Board may make the Asset Sale Offer to any unaffiliated third party for cash on terms no less favorable than the Asset Sale Terms. If the Board obtains an unaffiliated third party contract to sell the Project with terms no less favorable than the Asset Sale Terms within such 60 Business Day period (which period may be extended for a reasonable time not to exceed an additional 30 Business Days to the extent reasonably necessary to obtain any approvals of the Project Lender or other third parties, execute definitive documentation for the Asset Sale with the closing of such Asset Sale to occur within such 60 Business Day Period (or as otherwise may be extended). If at the end of such 60 Business Day period (as may be extended) the Board has not completed such Asset Sale, the Board may not then effect an Asset Sale without again fully complying with the provisions of this **Section 10.10**.

10.10.4 Multi-Member Acceptance. If both Members accept the Asset Sale Offer, then each Member, within 20 Business Days after (a) delivery of notice to the Company and the other Member of such Member's acceptance of such Asset Sale Offer and (b) receipt of such other Member's timely delivered acceptance of the Asset Sale Offer, deliver to the Board a sealed bid with such Member's best offer price on a cash free, debt free basis; provided such bid must include a minimum purchase price equal to at least 90% of the Appraised Fair Market Value and at least an amount which will distribute to each Member at least 80% of such Member's Unreturned Capital Contributions. Following timely receipt of both Member's sealed bids, the Board shall unseal the bids and the Member with the best offer, as reasonably determined by the Board, shall have the right to acquire the Project pursuant to an Asset Sale in accordance with this **Section 10.10**. Failure to timely submit a bid pursuant to this **Section 10.10.4** shall be deemed a withdrawal by such Member of its acceptance of the Asset Sale Offer.

10.10.5 Single Member Acceptance. If only one Member timely accepts the Asset Sale Offer or such Member otherwise submits the best offer pursuant to **Section 10.10.4**, such Member shall have 60 Business Days following the expiration of the Asset Sale Notice Period (as may be extended by up to 20 Business Days pursuant to **Section 10.10.4**) in which to complete the Asset Sale on terms not more favorable than those set forth in the Asset Sale Notice (or bid pursuant to **Section 10.10.4**) (which such 60 Business Day period may be extended for a reasonable time not to exceed an additional 30 Business Days to the extent reasonably necessary to obtain any approvals of the Project Lender or other third parties). If at the end of such period the Board has not completed such Asset Sale, the Board may not then effect an Asset Sale without again fully complying with the provisions of this **Section 10.10**.

ARTICLE 11

SUBSTITUTED MEMBERS/ADDITIONAL MEMBERS

11.1 **Substituted Members.** Any transferee acquiring the Interest of a Member pursuant to **ARTICLE 10** shall be deemed admitted as a Substituted Member with respect to the Interest transferred concurrently with the effectiveness of the Transfer (provided that such transferee, unless already a Member, shall, as a condition to such admission, execute a counterpart of this Agreement, agreeing thereby to be bound by all of the terms and conditions hereof), and such Substituted Member shall be entitled to all of the rights and benefits under this Agreement of the transferor of such Interest. No purported Transfer of any Interest, or any portion thereof or Interest therein, in violation of the terms of this Agreement (including any Transfer occurring by operation of Law) shall vest the purported transferee with any rights, powers, or privileges hereunder, and no such purported transferee shall be deemed for any purposes as a Member hereunder or have any right to vote or consent with respect to Company matters, to inspect Company records to maintain derivative proceedings, to maintain any action for an accounting or to exercise any other rights of a Member hereunder or under the Act.

11.2 **Additional Members.** Additional Members may be admitted to the Company with the approval of the existing Members pursuant to **Section 6.9**. The Capital Contributions by any Additional Member shall be as determined pursuant to **Section** 6.9 (and the Percentage Interest of other Members shall be equitably adjusted to reflect the Percentage Interest granted to the Additional Member). Any Additional Member shall execute a counterpart of this Agreement, agreeing thereby to be bound by all of the terms and provisions hereof.

ARTICLE 12

DISSOLUTION OF THE COMPANY

12.1 **Dissolution Events**. The Company will dissolve and commence winding-up and liquidation upon the first to occur of any of the following (each, a "**Dissolution Event**"):

12.1.1 The sale or other transfer of all or substantially all of the Company's Property or assets;

12.1.2 The entry of a decree of judicial dissolution of the Company as provided in the Act;

12.1.3 A unanimous vote of all of the Members to dissolve, wind up, and liquidate the Company; or

12.1.4 The happening of any other event that makes it unlawful, impossible or impractical to carry on the business of the Company.

12.1.5 The Convertible Promissory Note becomes due and payable (whether by acceleration upon an event of default set therein or upon maturity) prior to its conversion into a Capital Contribution as a portion of the Initial Enbridge Contribution in accordance with **Section 2.1.2**, and has not been satisfied in full by the Company on or before the date that is 120 days after the date it becomes due and payable.

The Members hereby agree that, notwithstanding any provision of the Act, the Company will not dissolve prior to the occurrence of a Dissolution Event.

12.2 **Winding-Up**. Upon the occurrence of a Dissolution Event, the Company will continue solely for the purposes of winding up its affairs in an orderly manner, liquidating its assets, and satisfying the claims of its creditors and Members. No Member will take any action that is inconsistent with, or not necessary to or appropriate for, the winding-up of the Company's business and affairs. The Company's assets will be liquidated as promptly as is consistent with obtaining the fair value thereof, and the proceeds therefrom, to the extent sufficient therefore, will be applied and distributed in the following order:

12.2.1 First, to the payment and discharge of all of the Company's debts and liabilities to creditors other than Members;

12.2.2 Second, to the payment and discharge of all of the Company's debts and liabilities to Members; and

12.2.3 Third,

(a) The balance, if any, to the Members in accordance with **Section 4.1.1**.

(b) Notwithstanding 12.2.3(a) above, if such liquidation occurs prior to the distribution of the Actual Treasury Grant Distributable Cash, then first to Enbridge in an amount equal to Enbridge's Unreturned Capital Contributions; second, to the extent of any remaining amount, to USG in an amount equal to USG's Unreturned Capital Contributions; and thereafter to the extent of any remaining amount, to the Members in accordance with **Section 4.1.1**.

Any payment or distribution to a Member pursuant to **Sections 12.2.2** or **12.2.3** above will be net of any amounts owed to the Company by such Member.

No Member will receive any additional compensation for any services performed pursuant to this **ARTICLE 12**.

12.3 **Deemed Contribution and Distribution**. Notwithstanding any other provision of this **ARTICLE 12**, in the event the Company is liquidated within the

meaning of Treasury Regulation § 1.704-1(b)(2)(ii)(g) but no Dissolution Event has occurred, the Company's assets will not be liquidated, the Company's liabilities will not be paid or discharged, and the Company's affairs will not be wound up. Instead, solely for federal income tax purposes, the Company will be deemed to have contributed such assets and liabilities to a new limited liability company ("**New LLC**") in exchange for all of the Interests therein ("**New Interests**"). The Company will then be deemed to distribute all of the New Interests in the New LLC to the Members, who will be deemed to have assumed and taken such New Interests in complete liquidation of the Company. The New LLC will then be governed by this Agreement and all references to the Company herein will then be deemed to be references to the New LLC.

12.4 **Rights of Members**. Except as otherwise provided in this Agreement, (a) each Member will look solely to the assets of the Company for the return of such Member's Capital Contribution and will have no right or power to demand or receive property other than cash from the Company, and (b) no Member will have priority over any other Member as to the return of such Member's Capital Contribution, distributions or allocations. No Member will have any obligation to restore any negative balance in its Capital Account upon liquidation or dissolutions of the Company.

12.5 **Prohibition on Withdrawal**. Except as otherwise provided in this Agreement, no Member is entitled to withdraw from the Company prior to the Company's dissolution pursuant to this **ARTICLE 12**. Under no circumstances, other than pursuant to the express terms of this Agreement, will the Company be required to make any distribution pursuant to the Act prior to the Company's dissolution pursuant to this **ARTICLE 12**.

ARTICLE 13

AMENDMENTS

13.1 **Authority to Amend**. Amendments to this Agreement must be in writing and, shall require the approval of the Board, and except with respect to amendments required or permitted under **Section 2.3.1**, the unanimous vote of the Members. In connection with any Transfer by a Member in accordance with and pursuant to **Article 10** or the admission of a new Member in accordance with **Section 6.9**, in either case resulting in more than 2 Members, then the Members shall negotiate in good faith clarifying amendments to this Agreement as may reasonably be necessary under the circumstances.

ARTICLE 14

ACKNOWLEDGMENT/FEES

14.1 **Acknowledgment**. Each Member hereby represents and covenants that such Member is acquiring such Member's Interests solely for investment purposes and not with a view to the distribution or resale thereof. Notwithstanding statements

contained in other Sections of this Agreement, no Interest may be offered or sold and no transfer of an Interest will be made either by the Company or the Members unless: (i) such Interest is registered under the Securities Act, or (ii) an opinion of counsel, satisfactory to the Board as to form, substance and counsel, is delivered to the Company by the Member desiring to offer, sell or transfer an Interest, to the effect that no such registration is necessary; provided that such requirement may be waived by the Board.

14.2 **Expenses**. Each Member who is an original party to this Agreement shall be responsible for its own fees and expenses incurred with the negotiation and execution of this Agreement and the Company shall not pay such fees and expenses so incurred unless unanimously approved by the Members.

ARTICLE 15

MISCELLANEOUS

15.1 **Notices**. All notices, requests, demands and other communications under this Agreement must be in writing and will be deemed duly given, unless otherwise expressly indicated to the contrary in this Agreement, (a) when personally delivered, (b) 3 days after having been deposited in the United States mail, postage prepaid, certified first class mail, (c) 1 Business Day after having been dispatched by a nationally recognized overnight courier service, addressed to the parties or their permitted assigns with an acknowledgment of receipt requested at the following addresses, or (d) upon receipt of confirmation of a telephonic facsimile transmission:

15.1.1 If to the Company, to the Company at the address set forth in **Section** 1.4 hereof and to the attention of the Chairman, and

15.1.2 If to a Member, to the address set forth on <u>Exhibit A</u> to this Agreement.

Any Member may from time to time specify a different address by written notice to the Company and the other Members in accordance with this **Section 15.1**.

15.2 **Binding Effect**. Except as otherwise provided in this Agreement, every covenant, term, and provision of this Agreement will be binding upon and inure to the benefit of the Members and their respective heirs, legatees, legal representatives, successors, permitted transferees and permitted assigns.

15.3 **Construction**. Every covenant, term and provision of this Agreement will be construed simply according to its fair meaning and not strictly for or against any Member. For purposes of this Agreement: (i) "including" and any other words or phrases of inclusion will not be construed as terms of limitation, so that references to "included" matters will be regarded as non-exclusive, non-characterizing illustrations; (ii) "will" has the same meaning as "shall" and thus means an obligation and an imperative;

(iii) whenever the context so requires, the singular includes the plural and the plural includes the singular, and the gender of any pronoun includes the other genders; and (iv) any reference to any statutory provision includes each successor provision and all applicable Law as to such provision.

15.4 **Entire Agreement**. This Agreement, together with the Certificate, as each of the foregoing may be amended in writing from time to time, contains the entire understanding among the parties and supersedes any prior understandings and agreements among them respecting the subject matter of this Agreement.

15.5 **Headings**. Section and other headings contained in this Agreement are for reference purposes only and are not intended to describe, interpret, define or limit the scope or extent of this Agreement or any provision hereof.

15.6 **Severability**. Every provision of this Agreement is severable. If any term or provision hereof is illegal or invalid for any reason whatsoever, such illegality or invalidity will not affect the validity or legality of the remainder of this Agreement and such term or provision shall be deemed modified to the extent necessary to cause such term or provision to be legal and valid; provided such deemed modification is consistent with the apparent intent of the Members pursuant to the terms of this Agreement.

15.7 **Incorporation by Reference**. Every appendix, exhibit, schedule, and other document attached to this Agreement and referred to herein is hereby incorporated into this Agreement by reference.

15.8 **Further Action**. Each Member agrees to perform all further acts and execute, acknowledge, and deliver any documents that maybe reasonably necessary, appropriate, or desirable to carry out the provisions of this Agreement.

15.9 **Variation of Pronouns**. All pronouns and any variations will be deemed to refer to masculine, feminine, or neuter, singular or plural, as the identity of the Person or Persons may require.

15.10 **Governing Law; Consent to Jurisdiction**. The Laws of the State of Delaware will govern the validity of this Agreement, the construction of its terms, and the interpretation of the rights and duties of the Members. Each Member hereby consents to the jurisdiction of the state of Delaware for purposes of the enforcement of this Agreement and waives personal service of any and all process. Each Member waives any objection to venue of any action instituted under this Agreement in any state or federal court located in Dover, Delaware.

15.11 **Specific Performance**. The parties acknowledge that it is impossible to measure, in money, the damages that shall accrue to a party or to the personal representative of a decedent from a failure of a party to perform any of the obligations under this Agreement. Therefore, if any party or the personal representative or executor of any party enters into any action or proceeding to enforce the provisions of

this Agreement, any Person (including the Company) against whom the action or proceeding is brought waives the claim or defense that the moving party or representative has or shall have an adequate remedy at law, and the Person shall not urge in the action or proceeding the claim or defense that an adequate remedy at law exists.

15.12 **Counterpart Execution**. This Agreement may be executed in any number of counterparts with the same effect as if all of the Members had signed the same document. Such executions may be transmitted to the Company and/or the other Members by facsimile and such facsimile execution shall have the full force and effect of an original signature. All counterparts will be construed together and will constitute one agreement.

15.13 **Creditors Not Benefited**. Nothing contained in this Agreement is intended or shall be deemed to benefit any creditor of the Company and no creditor of the Company shall be entitled to enforce any right which the Company or any Member may have against any Member under this Agreement or otherwise. Nothing in this Agreement is intended to relieve or discharge the obligations or liability of any third persons to any party to this Agreement, nor shall any provisions give any third person any right of subrogation or action over or against any party to this Agreement.

ARTICLE 16

CONDITIONAL PURCHASE OPTION

16.1 **Conditional Purchase Option**. If Convertible Promissory Note becomes due and payable (whether by acceleration upon an event of default set therein or upon maturity) prior to its conversion into a Cash Contribution as a portion of the Initial Enbridge Contribution in accordance with **Section 2.1**, and the Company satisfies the Convertible Promissory Note in full in accordance with its terms, then USG shall have the right to purchase, and Enbridge shall be obligated to sell, all of Enbridge's Interest in the Company for a purchase price equal to the positive balance of Enbridge's Capital Account at the time of purchase.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY BLANK. SIGNATURES APPEAR ON THE FOLLOWING PAGE.]

IN WITNESS WHEREOF, the parties have entered into this Amended and Restated Limited Liability Company Agreement of Oregon USG Holdings LLC as of the Effective Date.

COMPANY:

OREGON USG HOLDINGS LLC

By:____________________________
Name: Daniel Kunz
Title: Manager

By:____________________________
Name: Douglas Glaspey
Title: Manager

By:____________________________
Name: Chuck Szmurlo
Title: Manager

MEMBERS:

"USG"

U.S. Geothermal Inc.,
an Idaho corporation

By:____________________________
Name:__________________________
Title:___________________________

"Enbridge"

Enbridge (U.S.) Inc.,
a Delaware corporation

By:____________________________
Name: Vern D. Yu
Title: Assistant Treasurer

EXHIBIT A

MEMBERS' NAMES, ADDRESSES, CAPITAL CONTRIBUTIONS CAPITAL COMMITMENT AND PERCENTAGE INTERESTS AS OF SEPTEMBER ___, 2010

(Capitalized terms used herein shall have the respective meanings ascribed to them in the Limited Liability Company Agreement of Oregon USG Holdings LLC, dated SEPTEMBER ___, 2010, as amended (the "Operating Agreement"))

Three Module Model Names and Addresses of Members	Fair Market Vale of Property Contribution	Initial Cash Contribution	Capital Commitment	Total Capital Contributions	Percentage Interests**	Treasury Grant Percentages***
U.S. Geothermal Inc. 1505 Tyrell Lane, Boise, Idaho 83706	$75,204,000	$0*	$0.00	$75,204,000	80%	30%
Enbridge (U.S.) Inc. 30th Floor, 425 1st Street S.W., Calgary, AB T2P 3L8, Canada	$0	$5,001,000	$13,800,000	$18,801,000	20%	70%
TOTALS	$75,204,000	$5,001,000	$13,800,000	$94,005,000	100%	100%

Two Module Model Names and Addresses of Members	Fair Market Vale of Property Contribution	Initial Cash Contribution	Capital Commitment	Total Capital Contributions	Percentage Interests**	Treasury Grant Percentages***
U.S. Geothermal Inc. 1505 Tyrell Lane, Boise, Idaho 83706	$41,173,200	$0*	$0.00	$41,173,200	80%	38%
Enbridge (U.S.) Inc. 30th Floor, 425 1st Street S.W., Calgary, AB T2P 3L8, Canada	$0	$5,001,000	$5,292,300	$10,293,300	20%	62%
TOTALS	$41,173,200	$5,001,000	$5,292,300	$51,466,500	100%	100%

* Initial USG Cash Contribution included in fair market value of property contribution.

** Subject to revision in accordance with the terms and conditions of the Operating Agreement

*** Subject to revision in accordance with the terms and conditions of the Operating Agreement

EXHIBIT B

DEVELOPMENT BUDGET

Please see attached.

*Certain information in this exhibit has been omitted as confidential, as indicated by [***]. This information has been filed separately with the Commission

Estimated Expenditures

Description	Amount	Contingency	Amount
Engineering & Construction Management			
Permits & Bonds			
Exploratory Geophysics/Temp. Grad. Wells	***	***	***
Drill Pad Construction			
Drilling (Including Davis-Bacon Wages)			
Well Testing			
EPC Contract - Industrial Builders			
Brine Injection Pump(s)			
Bonding (40% of contract amount @ 1.5%)			
TAS Power Plants			
Bonding (40% of contract amount)			
Transmission Line & IPCo Network Upgrades			
Well Pumps (Incl. installation), VFD's, Transformers, Cabling			
Spare Parts, Trucks, Tools, Office Furnishings, etc.			
Contingency			
Contingency for all Except Drilling			
Contingency for Drilling Only			
Contingency for Dry Hole (1 Well)			
Total Contingency			
Construction Budget Total			
Loan Cost			
Loan Application Fee			
Rating Agency Fee			
DOE Due Diligence Reimbursement			
Legal			
Debt Service Reserve Account			
Total Loan Cost			
Capitalized Interest During Construction			
Total Project Cost (Basis for DOE Loan)			
Facility Fee (1% of Loan Amount)			
Total Project Cost (incl Facility Fee)			

Sources & Timing of Funds

Source of Funds	As of 7/31/2010	9/6/2010	12/31/2010	3/31/2011	6/30/2011	9/30/2011	12/31/2011	3/31/2012	6/30/2012	9/30/2012	Total
US Geothermal	7,879,851		5,120,149								13,000,000
Enbridge		5,001,000	13,762,389								18,763,389
DOE Loan			15,830,834	14,378,947	20,122,445	15,113,317	18,774,046	7,525,123	779,016		92,514,727
TOTAL	7,879,851	5,001,000	34,713,372	14,378,947	20,122,445	15,113,317	18,774,046	7,525,123	779,016	-	124,278,116

Construction Schedule

	Prior to 7/31/2010	12/31/2010	3/31/2011	6/30/2011	9/30/2011	12/31/2011	3/31/2012	6/30/2012	9/30/2012	Total
Engineering & Construction Management										
Permits & Bonds										
Exploratory Geophysics/Temp. Grad. Wells										
Drill Pad Construction										
Drilling (Including Davis-Bacon Wages)										
Well Testing										
EPC Contract - Industrial Builders										
Brine Injection Pump(s)										
Bonding (40% of contract amount @ 1.5%)										
TAS Power Plants										
Bonding (40% of contract amount)						***				
Potential Deduction Due to Value Engineering										
Transmission Line & IPCo Network Upgrades										
Main Step-up Transformer										
Well Pumps (Incl. installation), VFD's, Transformers										
Spare Parts, Trucks, Tools, Office Furnishings, etc.										
Contingency for all Except Drilling										
Contingency for Drilling Only										
Contingency for Dry Hole (1 Well)										
Total Construction Costs										
Loan Costs										
Loan Application Fee										
Rating Agency Fee										
DOE Due Diligence Reimbursement										
Legal										
Facility Fee										
Total Loan Costs										
Interest During Construction										
Debt Service Reserve										
Total										

Proposed Contractors:

Primary Well Driller	**Trinity Drilling**
TG/Slim Hole Well Driller	**Strata Drilling**
Power Island Supplier	**TAS Energy Inc**
EPC Contractor	**Industrial Builders, Inc.**

Exhibit C

TWO MODULE MODEL
(BASE CASE MODEL FOR CASH FLOW OF PROJECT BASED ON TWO MODULES)

That certain Microsoft Excel workbook included as an attachment to that certain Email, dated September 1, 2010 at 3:33 p.m. EST from Jonathan Zurkoff (jzurkoff@usgeothermal.com) to Peter Keeshan (peter.keeshan@enbridge.com) with reference line "Exhibit C - Two Module Model". In addition, attached hereto are a compact disc and copies of the spreadsheets composing such Excel workbook.

*Certain information in this exhibit has been omitted as confidential, as indicated by [***]. This information has been filed separately with the Commission.

US Geothermal, Inc.

Neal Hot Springs Project

Private and Confidential: Contains Confidential Information Subject to the Terms and Conditions of the Confidentiality Agreement.

Sheet	Description
NHS-Assumptions	Project assumptions, financing assumptions and sources & uses
NHS-Cash Flow	Post-COD project cash flows
NHS-Construction	Construction period cash flows
NHS-O&M	Monthly break up of O&M costs

Assumptions & Sources & Uses

Private and Confidential. Contains Confidential Information Subject to the Terms and Conditions of the Confidentiality Agreement.
Units in $

General Assumptions	
Days/Year	365
Hrs/Day	24
Interest Income Rate	0.0%
CIRC Breaker	0

NHS Project Assumptions	
MW per Unit	7.68
Number of Units	3
Total NHS Output (MW)	23.04
Capacity Factor - First 5 Years	***
Declining after 5 Years	
Capacity Factor Decline - After 5 Years	
MW decline rate (MW/Year)	
Declining for 15 Years	15
Operating Expense Escalator (Per Year)	***
Treasury Cash Grant (% of Applicable Basis)	30.0%
Tax Depreciation	MACRS
Oregon BETC (pending legislative decision)	$0

Key Dates	
COD	3/31/2012
DOE Loan Funding Date	11/1/2010

DOE Loan Assumptions (4/13/10 Term Sheet)	
DOE Loan To Cost	75.0%
All in Interest Rate (TBD - expected 35bps above Treasury'	4.80%
Tenor Post-COD	22
Undrawn Fee	0.00%
Earliest Amortization Date	31-Dec-12
Loan Application Fee	$75,000
Rating Agency Fee	135,000
DOE Due Diligence Reimbursement	350,000
Legal	350,000
Origination Fee	0
Maintenance Fee (Per Year)	50,000
Facility Fee (% of Loan Amount)	1.00%
Min DSCR Covenant (Schedule IV)	1.15x
RP Conditions (Min DSCR - Schedule III)	1.25x
Cash Grant Allocation to DOE Loan	55.0%
Allocation of Reserve Release to DOE Loan	55.0%

Reserve Accounts	
Short-Term Wellfield Funding Amount	***
Initial Long-Term Wellfield Funding Amount	
Initial Cap-Ex Funding Amount	
Operating Account	
Min Balance for Long-Term Wellfield Account	
Max Balance for Long-Term Wellfield Account	
Min Balance for Cap-Ex Reserve Account 15 Years	
Years after which Cap-Ex Reserve Account can be reducec	

Intangible Drilling Costs Amortization	Election 59e

Sources and Uses		
Construction Period		
Sources of Funds		
Equity	$31,763,389	25.6%
DOE Guaranteed Loan Amount	92,514,727	74.4%
Total Sources	**$124,278,116**	**100.0%**
Uses of Funds		
Construction Costs	***	
Loan Costs		
Debt Service Reserve Account		
Interest During Construction		
Facility Fee		
Total Uses	**$124,278,116**	**100.0%**
COD		
Sources of Funds		
Cash Grant	$35,167,266	100.0%
Total Sources	**$35,167,266**	**100.0%**
Uses of Funds		
Reserve Funding	***	
Short-Term Wellfield Funding Amount		
Initial Long-Term Wellfield Funding Amo		
Initial Cap-Ex Funding Amount		
Allocation to DOE Loan		
Allocation to Equity		
Total Uses	**$35,167,266**	**100.0%**

Plant Output Calculation	Expected	
Brine Temperature	***	
TAS Net Output		
Number of Units	3	3
Power Plant Output (MW)	***	
Seasonality Factor		
Geo Pump Power		
Losses Outside of power Plant		
Rated Plant Output (MW)		

Capacity Factor Calculations	
Annual Hours	8,760
Planned Outage of 10 days every 2 years	***
Unplanned Outages of 3 days per year	
Pump Outages	
IPCo Discretionary Dispatch	
Net Annual Hours	
Capacity Factor	

Year 1 & 2 Operating Capacity Build Up	
2012 Q1	***
2012 Q2	
2012 Q3	
2012 Q4	

Neal Hot Springs P&L

[illegible]

Income Statement

Years Post COD
Output (MW)
Capacity Factor
Generation (MWh)
PPA Price (average price from ... PPA)

Revenue
Power Sales
Less Royalties
Royalty Rate
... Reimbursement ...
Total Revenues

Operating Expenses
Direct Operating Costs
... Property Taxes
Project Insurance
G&A
U.S. Geothermal Corp. Support
O&M Management Fee
Total Operating Expenses

EBITDA
% Margin
Oregon BETC Funds (Upon Project Completion)

Tax Expenses
Interest Expense on DOE Loan
Interest Income
Tax Depreciation
DIC Amortization
Taxable Income

***

Cash Flows

EBITDA
Oregon BETC (Upon Project Completion)
Plus: Interest Income
Less: Income Tax
Plus: Debt Service Reserve Account Release
Less: Maintenance Capex
Less: Long Term Well-Field Drilling Reserve Contribution
Less: Operating Account Contribution
Less: New Well
Plus: Long Term Well-Field Drilling Reserve Release for New Well
Plus: Long Term Well-Field Drilling Reserve Release ...
Plus: Short Term Well-Field Drilling Reserve Release
Plus: Cap-Ex Reserve Release
CF Available For Debt Service
Plus: Distribution from ITC Cash Grant
Less: Prepayment of DOE Loan from Cash Grant
Less: Prepayment of DOE Loan from ST Well-Field Reserve Release
Less: Prepayment of DOE Loan from Cap-Ex Reserve Release
Less: Debt Amortization
Less: Debt Interest Expense
Cash Flow to Equity ...

Equity Distribution Account
Beginning Balance
Distribution from Cash Grant ...
Non-Cash Grant Distributions Allowed ...
Dividend to Sponsor
Ending Balance
Restricted Payments Condition (Schedule ...)
RP allowed?

***

DOE Loan Schedule Annual Summary

Beginning Balance
Paydown from Cash Grant
Amortization
Paydown from Reserve Release
Ending Balance
Amortization
Interest Expense
CFADS
Debt Service
DSCR
Covenant Breach (Yes/No)

Debt Service Reserve Account
Beginning Balance
Increase (Decrease)
Ending Balance

***

Debt Service Semi-Annual

Semi-Annual Periods
Year
Reserve Draw Period
Period
Beginning Balance
Principal Amortization
Paydown from Short Term Well-Field Drilling Reserve Release
Paydown from Cap-Ex Reserve Release
Ending Balance
Interest

DSRA Calculations
Debt Service Amount
Debt Service Reserve Account Release

***

Real Hot Springs P&L

Private and Confidential: Contains Confidential Information Subject to the Terms and Conditions of the Confidentiality Agreement.

Operating Account

	[illegible]
Beginning Balance	[redacted]
Funding	
Ending Balance	

Long-Term Well-Field Drilling Reserve Account

	[illegible]
Beginning Balance	[redacted]
Funding	
Draws for Well Construction	
Release to Equity if Overfunded	
Ending Balance	

Short-Term Well-Field Drilling Reserve Account

	[illegible]
Year	[redacted]
Beginning Balance	
Funding	
Draws to 3rd Anniversary of Completion	
Ending Balance	
Release to Equity	
Release to DOE Loan	

CapEx Reserve Account

	[illegible]
Year	[redacted]
Beginning Balance	
Funding	
Drawdown	
Funds Released from Account	
Funds Released Per DOE provision (Prior 30)	
Ending Balance	
Release to Equity	
Release to DOE Loan	

NOL Schedule

	[illegible]
Taxable Income	[redacted]
NOL (Utilized) Offsets	
Income Subject to Regular Tax	
Federal Taxes	
Beginning Balance	
NOLs Credited/(Used)	
Cumulative Operating Loss	

Neal Hot Springs Construction Period Flows

Private and Confidential: Business Confidential Information Subject to the Terms and Conditions of the Confidentiality Agreement

Units in $

REDACTED

(b)(4)

CHECKS	
DOE Loan	OK
Common Equity	OK
Investment for Drilling on 06/01/10	OK
Investment Available Private with DOE Term 06/30/10	OK
Cash Balance	OK
Intangible Assets	OK
ITC Basis Reduction	OK
IDC Basis	OK
Loan Costs	OK
Construction Costs	OK

(b)(4)

REDACTED

Period	
Quarter	
Year	
Uses of Cash	
Construction Cost Incurred	
DOE Loan Closing Costs (Closing Costs ...	
Fund Debt Service Reserve Account	
IDC (Cash)	
Equity Reimbursement from Grant	
Total Uses of Cash	
% of Total Paid DOE Loan	
Sources of Cash	
Common Equity from Parent ...	
Investment for Drilling on 06/01/10	
Investment Available Private with DOE ...	
Total Equity	
DOE Loan	
Interest Income	
Total Sources of Cash	
Private Draw for ...	
Check	
DOE Draw Post Equity	
Net Cash Flows	
Beginning Cash	
Cash Flows	
Ending Cash	
Loan Calculations	
Beginning Balance	
Construction Draws	
IDC (Accrued)	
Ending Balance	
IDC (Cash)	
IDC (Accrued)	
IDC	
Summary Costs	
Total Construction Costs	
Engineering & Construction Management	
Permits & Bonds	
Exploratory Geophysics/Temp. Grad. Wells	
Drill Pad Construction	
Drilling (including Davis-Bacon Wages)	
Well Testing	
EPC Contract - Industrial Builders	
Brine Injection Pump(s)	
Bonding (10% of contract amount @ 1.5%	
TAS Power Plants	
Bonding (10% of contract amount)	
Potential Reduction Due to Value Engineering	
Transmission Line & IPCo Network Upgrades	
Main Step-up Transformer	
Well Pumps (incl. Installation), VFDs, ...	
Spare Parts, Trucks, Tools, Office Furniture	
PLACEHOLDER	
PLACEHOLDER	
Contingency for all Excess Drilling	
Contingency for Drilling Only	
Contingency for Dry Hole (1 Well)	
Contingency for Infrastructure if "Dry Hole"	
Total Construction Costs	
Loan Costs	
Loan Application Fee	
Rating Agency Fee	
DOE Due Diligence Reimbursement	
Legal	
Origination Fee	
Total Loan Costs	
Quarterly Cost Split	
Engineering & Construction Management	
Permits & Bonds	
Exploratory Geophysics/Temp. Grad. Wells	
Drill Pad Construction	
Drilling (including Davis-Bacon Wages)	
Well Testing	
EPC Contract - Industrial Builders	
Brine Injection Pump(s)	
Bonding (10% of contract amount @ 1.5%	
TAS Power Plants	
Bonding (10% of contract amount)	
Potential Reduction Due to Value Engineering	
Transmission Line & IPCo Network Upgrades	
Main Step-up Transformer	
Well Pumps (incl. Installation), VFDs, ...	
Spare Parts, Trucks, Tools, Office Furniture	
PLACEHOLDER	
PLACEHOLDER	
Contingency for all Excess Drilling	
Contingency for Drilling Only	
Contingency for Dry Hole (1 Well)	
Contingency for Infrastructure if "Dry Hole"	
Total Construction Costs	

Intangible Drilling Costs Amortization [illegible]

Intangible Drilling Cost
Exploratory Geophysical/Temp. [illegible]
Drilling
Total IDC
Amortization Basis [illegible]

Quarterly Amortization of Intangible Drilling [illegible]

Budget

Engineering & Construction Management
Permits & Bonds
Exploratory Geophysical/Temp. [illegible]
Drill Pad Construction
Drilling (Excluding [illegible])
Well Testing
EPC Contract - Industrial Buildings
Brine Injection Pumps
Bonding [illegible]
TAN Power Plants
Bonding [illegible]
Potential Deduction [illegible] Value Engineering
Transmission Line [illegible]
Main Step-up Transformer
Well Pumps [illegible]
Spare Parts, Tools, [illegible]
PLACEHOLDER
PLACEHOLDER

Contingency
Contingency for all [illegible] Drilling
Contingency for Drilling [illegible]
Contingency for Dry Hole [illegible]
Contingency for Infrastructure [illegible]
Total Contingency
Budget Total [illegible]

Loan Fees
Loan Application Fee
Rating Agency Fee
DOE Due Diligence Reimbursement
Legal
Origination Fee
Debt Service Reserve Account
Total Loan Cost
Capitalized Interest During Construction
Total Project Cost Basis for DOE Loan [illegible]
Facility Fee (% of Loan Amount)
Total Project Cost (incl Facility Fee)

Intangible Drilling Cost

Eligible Basis for Treasury Cash Grant
Total Construction Cost
Less: Ineligible Costs
Less: Transmission Cost
Less: Intangible Drilling Costs
Total Basis

Cash Grant Received [illegible]
Treasury Cash Grant [illegible]
[illegible]
Less: Debt Service Reserve Account
Less: [illegible] Funding Amount
Less: Short-Term [illegible] Funding Amount
Less: Initial Long-Term [illegible] Funding [illegible]
Net Cash Grant
Prepay DOE [illegible] Loan
Allocation to Equity

Depreciation Basis
Project Cost
Less: Intangible Drilling Cost
Less: ITC Reduction
Net Depreciation Basis

Intangible Asset Basis
IDC
Less: ITC Reduction
Net Amortization Basis

Output Basis for Annual Model

Construction Cost Incurred
DOE Loan Closing Costs (Closing Costs [illegible])
IDC (Cash)

Common Equity from Parent Infusion
Intangible Drilling Costs

[redacted]

Neal Hot Springs Operating & Maintenance (O&M) Cost

Private and Confidential: Contains Confidential Information Subject to the Terms and Conditions of the Confidentiality Agreement

PAYROLL AND BENEFITS		[redacted]
5900-000-001	Payroll - Operations	
5901-000-001	Payroll Maintenance	
5903-000-001	Payroll - Supervisor	
5902-000-001	Payroll - Admin/General	
5904-000-001	Payroll - Holiday	
5905-000-001	Payroll - PTO	
5906-000-020	Payroll - Bonus	
	Payroll	
5909-000-001	Reimbursable Labor	
5650-000-001	Benefits - Hiring Recruiting	
5651-000-001	Benefits - 401 (K) Match	
5652-000-001	Benefits - Health Insurance	
5653-000-001	Benefits - Life Insurance	
5654-000-001	Benefits - Dental Insurance	
5655-000-001	Benefits - Workers Comp	
5657-000-001	Benefits: Tuition Reimbursement	
5700-000-001	Labor Taxes - FICA	
5701-000-001	Labor Taxes - FUTA	
5702-000-001	Labor Taxes - SUTA	
	Benefits	
	Payroll and Benefit Expenses	
ELECTRICITY		
5825-000-001	Electricity Deliveries	
5826-000-001	Electricity Deliveries - Interconnection	
	Electricity Purchases	
CHEMICALS AND WATER TREATMENT		
5850-000-001	Chemicals/Water Treatment	
5850-151-001	Chemicals/Water Treatment: Gases-Welding	
5850-153-001	Chemicals/Water Treatment: Gases-Misc	
5850-154-001	Chemicals/Water Treatment: Gases - Carbon Dioxide	
5850-155-001	Chemicals/Water Treatment: Wtr Test & Supplies	
5850-156-001	Chemicals/Water Treatment: Demineralizer	
5850-157-001	Chemicals/Water Treatment: R.O. Pre Treatment	
5850-158-001	Chemicals/Water Treatment: Circulating Wtr/Cooling	
5850-162-001	Chemicals/Water Treatment: Misc.	
5850-163-001	Chemicals/Water Treatment: R134a	
	Chemicals/Water Treatment Expenses	
LUBRICANTS		
5853-000-001	Lubricants	
5853-201-001	Lubricants: Turbine Generator Oil	
5853-202-001	Lubricants: Grease	
5853-203-001	Lubricants: Misc.	
	Lubricant Expenses	
TOOLS AND SAFETY		
5860-000-001	Tools/Safety	
5860-250-001	Tools/Safety: Large/Specialized Tools	
5860-251-001	Tools/Safety: Small Hand Tools	
5860-252-001	Tools/Safety: Fixed Shop Tools	
5860-253-001	Tools/Safety: Safety Equipment & Supplies	
5860-254-001	Tools/Safety: Uniforms/Laundry	
5860-255-001	Tools/Safety: Safety Training Expenses	
	Tools/Safety	
VEHICLE EXPENSES		
5865-000-001	Vehicle Expense:	
5865-300-001	Vehicle Expense: Misc.	
5865-301-001	Vehicle Expense: Fuel	
5865-302-001	Vehicle Expense: Lease	
5865-303-001	Vehicle Expense: Repairs	
	Vehicle Expenses	
MAINTENANCE EXPENSE		
5870-000-001	MTC Expense - Equipment/Systems:	
5870-355-001	MTC Expense - Aux. Equipment	
5870-358-001	MTC Expense - Drills & Rdrlls. - Prod. Facility	
5870-359-001	MTC Expense - Drills & Rdrlls. - Prod. Field	
5870-353-001	MTC Expense - Cooling/Circ System	
5870-360-001	MTC Expense - Crane	
5870-364-001	MTC Expense - Electric Systems Over 480v	
5870-365-001	MTC Expense - Electrical Systems 480v and Under	
5870-367-001	MTC Expense - Motive Fluid Feed System	
5870-369-001	MTC Expense - Fire Systems	
5870-370-001	MTC Expense - Forklift	
5870-374-001	MTC Expense - Turbine	
5870-376-001	MTC Expense - Turbine Support	
5870-378-001	MTC Expense - Generator System	
5870-381-001	MTC Expense - Fin/Fan System	
5870-383-001	MTC Expense - Misc. Equipment	
5870-384-001	MTC Expense - Misc. Pumps	
5870-386-001	MTC Expense - Protective Relays	
5870-387-001	MTC Expense - Tank/Vessel Repair	
5870-388-001	MTC Expense - Transformer	
5870-389-001	MTC Expense - Valves	
5870-290-001	MTC Expense - Water Treatment	
5870-393-001	MTC Eqp: Pumps - Cooling/Feeding	
5870-394-001	MTC Eqp: Well, pump and Field Reserve	
5870-394-001	MTC Eqp: Air System	
	Maintenance Expenses	
MISC. PLANT EXPENSES		
5880-000-001	Misc. Plant Expense:	
5880-400-001	Misc. Plant Expense: Buildings & Grounds	
5880-401-001	Misc. Plant Expense: Janitorial	
5880-403-001	Misc. Plant Expense: Painting	
5880-406-001	Misc. Plant Expense: Weed Abatement	
5880-407-001	Misc. Plant Expense: Consumables	
	Misc. Plant Expenses	
FIELD EXPENSES		
5900-400-001	Field Expense	
5900-420-001	Field Expense: Sand & Water	
5900-426-001	Field Expense: Soil Sampling	
5900-427-001	Field Expense: Testing ODEQ	
5900-428-001	Field Expense: Testing DOGAMI	
5900-429-001	Field Expense: Exploration & Development	
5900-449-001	Field Expense: Lab Costs	
5900-431-001	Field Expense: Instrumentation	
5900-433-001	Field Expense: Equipment Rental	
	Field Expenses	
GENERAL AND ADMINISTRATIVE COSTS		
5740-00-000	Miscellaneous	
6000-000-001	Consulting	
6005-000-001	Office Expenses	
6008-000-001	Courier & Postage	
6017-000-001	Donations & Contributions	
6020-000-001	Telephone	
6025-000-001	Professional Fees	
6030-000-001	Interest and Bank Charges	
6035-000-001	Legal and Accounting Fees	
6040-000-001	Computer Repairs and Maintenance	
6045-000-001	Fees, Licenses and Permits	
6050-000-001	Meals/Entertainment	
6060-000-001	Lodging	
6070-301-001	Utilities: Waste Removal	
6070-303-001	Utilities: Electric	
6080-450-001	Insurance: Property	
6090-000-001	Property Taxes	
7010-550-001	Environmental Expenses: Hazmat Disposal	
	DOE Loan Maintenance Fee	
Shaw	Well Testing	
	General & Administrative Cost	
TOTAL OPERATING & MAINTENANCE COST		

Direct Operating Costs	[redacted]
Land and Property Taxes	
Project Insurance	
G&A	
Well, Pump, & Equipment Reserve	
Management Fee	
U.S. Geothermal Corp. Support	

***

***

***

***

***

[illegible]

EXHIBIT D

THREE MODULE MODEL
(BASE CASE MODEL FOR CASH FLOW OF PROJECT BASED ON THREE MODULES)

That certain Microsoft Excel workbook included as an attachment to that certain Email, dated September 1, 2010 at 3:34 p.m. EST from Jonathan Zurkoff (jzurkoff@usgeothermal.com) to Peter Keeshan (peter.keeshan@enbridge.com) with reference line "Exhibit D - Three Module Model". In addition, attached hereto are copies of the spreadsheets and compact discs composing such Excel workbook.

*Certain information in this exhibit has been omitted as confidential, as indicated by [***]. This information has been filed separately with the Commission.

US Geothermal, Inc.

Neal Hot Springs Project

Private and Confidential: Contains Confidential Information Subject to the Terms and Conditions of the Confidentiality Agreement.

Sheet	Description
NHS-Assumptions	Project assumptions, financing assumptions and sources & uses
NHS-Cash Flow	Post-COD project cash flows
NHS-Construction	Construction period cash flows
NHS-O&M	Monthly break up of O&M costs

Assumptions & Sources & Uses

Private and Confidential: Contains Confidential Information Subject to the Terms and Conditions of the Confidentiality Agreement.

Units in $

General Assumptions	
Days/Year	365
Hrs/Day	24
Interest Income Rate	0.0%
CIRC Breaker	0

NHS Project Assumptions	
MW per Unit	7.68
Number of Units	2
Total NHS Output (MW)	15.36
Capacity Factor - First 5 Years	***
Declining after 5 Years	
Capacity Factor Decline - After 5 Years	
MW decline rate (MW/Year)	
Declining for 15 Years	15
Operating Expense Escalator (Per Year)	***
Treasury Cash Grant (% of Applicable Basis)	30.0%
Tax Depreciation	MACRS
Oregon BETC (pending legislative decision)	$0

Key Dates	
COD	3/31/2012
DOE Loan Funding Date	11/1/2010

DOE Loan Assumptions (4/13/10 Term Sheet)	
DOE Loan To Cost	75.0%
All in Interest Rate (TBD - expected 35bps above Treasury'	4.80%
Tenor Post-COD	22
Undrawn Fee	0.00%
Earliest Amortization Date	31-Dec-12
Loan Application Fee	$75,000
Rating Agency Fee	135,000
DOE Due Diligence Reimbursement	350,000
Legal	350,000
Origination Fee	0
Maintenance Fee (Per Year)	50,000
Facility Fee (% of Loan Amount)	1.00%
Min DSCR Covenant (Schedule IV)	1.15x
RP Conditions (Min DSCR - Schedule III)	1.25x
Cash Grant Allocation to DOE Loan	55.0%
Allocation of Reserve Release to DOE Loan	55.0%

Reserve Accounts	
Short-Term Wellfield Funding Amount	***
Initial Long-Term Wellfield Funding Amount	
Initial Cap-Ex Funding Amount	
Operating Account	
Min Balance for Long-Term Wellfield Account	
Max Balance for Long-Term Wellfield Account	
Min Balance for Cap-Ex Reserve Account 15 Years	
Years after which Cap-Ex Reserve Account can be reducec	

Intangible Drilling Costs Amortization	Election 59e

Sources and Uses		
Construction Period		
Sources of Funds		
Equity	$23,293,315	25.6%
DOE Guaranteed Loan Amount	67,844,607	74.4%
Total Sources	**$91,137,922**	**100.0%**
Uses of Funds		
Construction Costs	***	
Loan Costs		
Debt Service Reserve Account		
Interest During Construction		
Facility Fee		
Total Uses	**$91,137,922**	**100.0%**
COD		
Sources of Funds		
Cash Grant	$25,545,919	100.0%
Total Sources	**$25,545,919**	**100.0%**
Uses of Funds		
Reserve Funding		
Short-Term Wellfield Funding Amount	***	
Initial Long-Term Wellfield Funding Amo		
Initial Cap-Ex Funding Amount		
Allocation to DOE Loan		
Allocation to Equity		
Total Uses	**$25,545,919**	**100.0%**

Plant Output Calculation	Expected
Brine Temperature	***
TAS Net Output	
Number of Units	
Power Plant Output (MW)	
Seasonality Factor	
Geo Pump Power	
Losses Outside of power Plant	
Rated Plant Output (MW)	

Capacity Factor Calculations	
Annual Hours	8,760
Planned Outage of 10 days every 2 years	***
Unplanned Outages of 3 days per year	
Pump Outages	
IPCo Discretionary Dispatch	
Net Annual Hours	
Capacity Factor	

Year 1 & 2 Operating Capacity Build Up	
2012 Q1	***
2012 Q2	
2012 Q3	
2012 Q4	

Neal Hot Springs P&L

Private and Confidential: Contains Confidential Information Subject to the Terms and Conditions of the Confidentiality Agreement

Units in $

Income Statement

	Year	MW	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019	2020	2021	2022	2023	2024
Years Post COD	[redacted]		[redacted]														
Output (MW)																	
Capacity Factor																	
Generation (MWh)																	
PPA Price (average price from NHS PPA)																	
Revenue																	
Power Sales																	
Less Royalties																	
Royalty Rate																	
Network Upgrade Reimbursement post-COD																	
Total Revenues																	
Operating Expenses																	
Direct Operating Costs																	
Local and Property Taxes																	
Project Insurance																	
G&A																	
U.S. Geothermal Corp. Support																	
O&M Management Fee																	
Total Operating Expenses																	
EBITDA																	
% Margin																	
Oregon BETC Funds (Upon Project Completion)																	
Tax Expenses																	
Interest Expense on DOE Loan																	
Interest Income																	
Tax Depreciation																	
IDC Amortization																	
Taxable Income																	

Cash Flows

EBITDA																	
Oregon BETC (Upon Project Completion)																	
Plus: Interest Income																	
Less: Income Tax																	
Plus: Debt Service Reserve Account Release	[redacted]																
Less: Maintenance Capex																	
Less: Long Term Well-Field Drilling Reserve Contribution																	
Less: Operating Account Contribution																	
Less: New Well																	
Plus: Long Term Well-Field Drilling Reserve Release for New Well																	
Plus: Long Term Well-Field Drilling Reserve Release if Overfunded																	
Plus: Short Term Well-Field Drilling Reserve Release																	
Plus: Cap-Ex Reserve Release																	
CF Available For Debt Service																	
Plus: Distribution from ITC Cash Grant																	
Less: Prepayment of DOE Loan from Cash Grant																	
Less: Prepayment of DOE Loan from ST Well-Field Reserve Release																	
Less: Prepayment of DOE Loan from Cap-Ex Reserve Release																	
Less: Debt Amortization																	
Less: Debt Interest Expense																	
[redacted]																	

Equity Distribution Account

Beginning Balance																	
Distribution from Cash Grant (Carved out from RP restrictions)																	
Non-Cash Grant Distributions Allowed (Based on RP restrictions)																	
Dividend to Sponsor	[redacted]																
Ending Balance																	
Restricted Payments Condition (Schedule 9)																	
RP allowed?																	

[redacted]

DOE Loan Schedule Annual Summary

Beginning Balance	[redacted]																
Paydown from Cash Grant																	
Amortization																	
Paydown from Reserve Release																	

Neal Hot Springs P&L

Private and Confidential: Contains Confidential Information Subject to the Terms and Conditions of the Confidentiality Agreement

Ending Balance
Amortization
Interest Expense
CFADS
Debt Service
DSCR
Covenant Breach (Yes/No)

(b)(4) [redacted]

Debt Service Reserve Account
Beginning Balance
Increase (Decrease)
Ending Balance

Debt Service Semi-Annual
Semi-Annual Periods
Year
Reserve Draw Period
Period
Beginning Balance
Principal Amortization
Paydown from Short Term Well-Field Drilling Reserve Rele[ase]
Paydown from Cap-Ex Reserve Release
Ending Balance
Interest

(b)(4) [redacted]

DSRA Calculations
Debt Service Amount
Debt Service Reserve Account Release

Operating Account
Beginning Balance
Funding
Ending Balance

Long-Term Well-Field Drilling Reserve Account
Beginning Balance
Funding
Draws for Well Construction
Release to Equity if Overfunded
Ending Balance

(b)(4) [redacted]

Short-Term Well-Field Drilling Reserve Account
Year
Beginning Balance
Funding
Drawn on 3rd Anniversary of Completion
Ending Balance
Release to Equity
Release to DOE Loan

Cap-Ex Reserve Account
Year
Beginning Balance
Funding
Drawdown
Funds Released from Account
Funds Released Per DOE provision (Para 33)
Ending Balance
Release to Equity
Release to DOE Loan

NOL Schedule
Taxable Income
NOL (Utilized) Created
Income Subject to Regular Tax
Federal Taxes

Beginning Balance
NOLs Credited(Used)
Cumulative Operating Loss

(b)(4) [redacted]

(b)(4) [redacted]

	2025	2026	2027	2028	2029	2030	2031	2032	2033	2034	2035	2036

[redacted]

(b)(4)

[redacted]

Neal Hot Springs Construction Period Flows

Private and Confidential: Contains Confidential Information Subject to the Terms and Conditions of the Confidentiality Agreement

Units in $

[redacted]

Total Project Cost (Excl Facility fee)
Less: In Cost
[redacted]
Less: Interest During Construction
[redacted]

Total Project Costs Incl Facility Fees
Add: Facility Fee
Total Project Costs
Less: Guaranteed Loan Amount
[redacted]
Common Equity Amount
Investor Equity Amount

Guaranteed Loan Amount
Less: Prepayment/Non Cash Uses
[redacted]

(b)(4)

[redacted]	
Grant Loan	OK
Common Equity	OK
Investment for Drilling on 09/05/10	OK
Investment Available Private with DOE from 09/2010	OK
Cash Balance	OK
Intangible Assets	OK
ITC Basis Reduction	OK
IDC Basis	OK
Loan Costs	OK
Construction Costs	OK

Period
Quarter
Post DOFP
Uses of Cash
Construction Cost Incurred
DOE Loan Closing Costs (Closing Costs & Facility fee)
Fund Debt Service Reserve Account
IDC (Cash)
Equity Reimbursement from DOE
[redacted]
% of Total Post DOFP Loan

Sources of Cash
Common Equity from Parent Infusion
Investment for Drilling on 09/05/10
Investment Available Private with DOE from
Total Equity
DOE Loan
Interest Income
[redacted]
Private Draw for Tranche 2 Based on DOE Draw
Check

Loan Calculations
Beginning Balance
Construction Draws
IDC (Accrued)
Ending Balance
IDC (Cash)
IDC (Accrued)
IDC

Quarterly Costs

Total Construction Costs
Engineering & Construction Management
Permits & Bonds
Exploratory Geophysics/Temp. Grad. Wells
Drill Pad Construction
Drilling (Including Gravity-Based Wages)
Well Testing
EPC Contract - Industrial Builders
Brine Injection Pump(s)
Bonding (40% of contract amount @ 1.5%)
TAS Power Plants
Bonding (40% of contract amount)
Potential Deduction Due to Value Engineering
Transmission Line & IPCo Network Upgrades
Well Pump Installation
Well Pumps (incl. installation), VFDs, Transformers, Cabling
Spare Parts, Tanks, Tools, Office Furnishings, etc.
PLACEHOLDER
PLACEHOLDER
Contingency for all Except Drilling
Contingency for Drilling Only
Contingency for Dry Hole (1 Well)
Contingency for Infrastructure if "Dry Hole" Well Required
Total Construction Costs

Loan Costs
Loan Application Fee
Rating Agency Fee
DOE Due Diligence Reimbursement
Legal
Origination Fee
Total Loan Costs

Quarterly Cost Split
Engineering & Construction Management
Permits & Bonds
Exploratory Geophysics/Temp. Grad. Wells
Drill Pad Construction
Drilling (Including Gravity-Based Wages)
Well Testing
EPC Contract - Industrial Builders
Brine Injection Pump(s)
Bonding (40% of contract amount @ 1.5%)
TAS Power Plants
Bonding (40% of contract amount)
Potential Deduction Due to Value Engineering
Transmission Line & IPCo Network Upgrades
Well Pump Installation
Well Pumps (incl. installation), VFDs, Transformers, Cabling
Spare Parts, Tanks, Tools, Office Furnishings, etc.
PLACEHOLDER
PLACEHOLDER
Contingency for all Except Drilling
Contingency for Drilling Only
Contingency for Dry Hole (1 Well)
Contingency for Infrastructure if "Dry Hole" Well Required
[redacted]

(b)(4)

[redacted]

(b)(4)

Total | Total Post DOE

Intangible Drilling Costs Amortization Schedule ($ in Thousands)

Intangible Drilling Cost
Exploratory Geophysical/Temp. Geot. Wells
Drilling
Total IDC

Amortization Basis (If Election Made)

Quarter

Quarterly Amortization of Intangible Drilling Costs

[redacted] (b)(4)

Budget

Engineering & Construction Management
Permits & Bonds
Exploratory Geophysical/Temp. Geot. Wells
Drill Pad Construction
Drilling (including Geo Team Wages)
Well Testing
EPC Contract
Brine Injection Pumps
Bonding (10% of contract amount @ 1.5%)
Tilt Power Plant
Bonding (10% of contract amount)
Potential Reduction Due to Value Engineering
Transmission Line & IPCo Network Upgrades
Well Standby Transformer
Well Pumps (incl. Installation), VFDs, Transformers, [illegible]
Spare Parts, Trucks, Tools, Office Furnishings, etc.
PLACEHOLDER
PLACEHOLDER

Contingency
Contingency for all Except Drilling
Contingency for Drilling Only
Contingency for Dry Hole (1 Well)
Contingency for Infrastructure if "Dry Hole" Well Required
Total Contingency

Loan Cost
Loan Application Fee
Rating Agency Fee
DOE Due Diligence Reimbursement
Legal
Origination Fee
Debt Service Reserve Account
Total Loan Cost
Capitalized Interest During Construction
Total Project Cost
Facility Fee (% of Loan Amount)
Total Project Cost (incl Facility Fee)

[redacted] (b)(4)

Intangible Drilling Cost

Eligible Basis for Treasury Cash Grant
Total Construction Cost
Less: Ineligible Costs
Less: Transmission Cost
Less: Intangible Drilling Costs
Total Cost

Cash Grant Waterfall

Treasury Cash Grant (% of Applicable Basis)
Less: Debt Service Reserve Account
Less: Funding Amount
Less: Short-Term Funding Amount
Less: Long-Term Funding
Net Cash Grant
Prepay DOE Guaranteed Loan
Allocation to Equity

Depreciation Basis
Project Cost
Less: Intangible Drilling Cost
Less: ITC Reduction
Net Depreciation Basis

Intangible Asset Basis
IDC
Less: ITC Reduction
Net Amortization Basis

[redacted] (b)(4)

MACRS Tax Depreciation Schedule

Basis		
[illegible]		
2010	-	0.0%
2011	-	0.0%
2012	11,170,[illegible]	[illegible]
2013	[illegible]	[illegible]
2014	[illegible]	[illegible]
2015	[illegible]	[illegible]
2016	[illegible]	[illegible]
2017	[illegible]	[illegible]
2018		

Output Items for Annual Model

Construction Cost Incurred
DOE Loan Closing Costs (Closing Costs & Facility fee)
ITC (Cash)

Common Equity Input Period Inflation
Intangible Drilling Costs

[redacted] (b)(4)

Raft River Geothermal Operating & Maintenance (O&M) Cost [illegible]

[illegible] Confidential Information Subject to the Terms and Conditions of the Confidentiality Agreement

[redacted]

PAYROLL AND BENEFITS

[illegible] Payroll - Operations
[illegible] Payroll Maintenance
[illegible] Payroll - Supervisor
[illegible] Payroll - Admin/General
[illegible] Payroll - Holiday
[illegible] Payroll - PTO
[illegible] Payroll - Bonus

Payroll

[illegible] Reimbursable Labor
[illegible] Benefits - [illegible] Recruiting
[illegible] Benefits - 401 (k) Match
[illegible] Benefits - Health Insurance
[illegible] Benefits - Life Insurance
[illegible] Benefits - Dental Insurance
[illegible] Benefits - Workers Comp
[illegible] Benefits: Tuition Reimbursement
[illegible] Labor Taxes - FICA
[illegible] Labor Taxes - FUTA
[illegible] Labor Taxes - SUTA

Benefits

Payroll and Benefit Expense

ELECTRICITY

[illegible] Electricity Deliveries
[illegible] Electricity Deliveries - Interconnection
Electricity Purchases

CHEMICALS AND WATER TREATMENT

[illegible] Chemicals/Water Treatment
[illegible] Chemicals/Water Treatment: Cooling [illegible]
[illegible] Chemicals/Water Treatment: Cooling [illegible]
[illegible] Chemicals/Water Treatment: [illegible]
[illegible] Chemicals/Water Treatment: Lab Test & Supplies
[illegible] Chemicals/Water Treatment: Demineralizer
[illegible] Chemicals/Water Treatment: R.O. [illegible] Treatment
[illegible] Chemicals/Water Treatment: Circulating Sys/Cooling
[illegible] Chemicals/Water Treatment: Misc.
[illegible] Chemicals/Water Treatment: [illegible]
Chemicals/Water Treatment Expenses

LUBRICANTS

[illegible] Lubricants
[illegible] Lubricants: Turbine Generator Oil
[illegible] Lubricants: Grease
[illegible] Lubricants: Misc.
Lubricant Expenses

TOOLS AND SAFETY

[illegible] Tools/Safety
[illegible] Tools/Safety: Large/Specialized Tools
[illegible] Tools/Safety: Small Hand Tools
[illegible] Tools/Safety: Fixed Shop Tools
[illegible] Tools/Safety: Safety Equipment & Supplies
[illegible] Tools/Safety: Uniforms/Laundry
[illegible] Tools/Safety: Safety Training Expenses
Tools/Safety

VEHICLE EXPENSES

[illegible] Vehicle Expense
[illegible] Vehicle Expense: Misc.
[illegible] Vehicle Expense: Fuel
[illegible] Vehicle Expense: Lease
[illegible] Vehicle Expense: Repairs
Vehicle Expenses

MAINTENANCE EXPENSE

[illegible] MTC Expense - Equipment/Systems
[illegible] MTC Expense - Aux. Equipment
[illegible] MTC Expense - Cntrls & Instru. - Prod. Facility
[illegible] MTC Expense - Cntrls & Instru. - Prod. Field
[illegible] MTC Expense - Cooling/Gen System
[illegible] MTC Expense - Crane
[illegible] MTC Expense - [illegible]
[illegible] MTC Expense - [illegible]
[illegible] MTC Expense - Motive Fluid Feed System
[illegible] MTC Expense - Fire Systems
[illegible] MTC Expense - Forklift
[illegible] MTC Expense - Turbine
[illegible] MTC Expense - Turbine Support
[illegible] MTC Expense - Generator System
[illegible] MTC Expense - Oil/Fuel System
[illegible] MTC Expense - Misc. Equipment
[illegible] MTC Expense - Misc. Pumps
[illegible] MTC Expense - Protective Relays
[illegible] MTC Expense - Tank/Vessel Repair
[illegible] MTC Expense - Transformer
[illegible] MTC Expense - Valves
[illegible] MTC Expense - Water Treatment
[illegible] MTC Exp: Pumps - Cooling/[illegible]
[illegible] MTC Exp: Well_pump and Plant Reserve
[illegible] MTC Exp: Air System
Maintenance Expenses

MISC. PLANT EXPENSES

[illegible] Misc. Plant Expense
[illegible] Misc. Plant Expense: Buildings & Grounds
[illegible] Misc. Plant Expense: [illegible]
[illegible] Misc. Plant Expense: Painting
[illegible] Misc. Plant Expense: Weed Abatement
[illegible] Misc. Plant Expense: [illegible]
Misc. Plant Expenses

FIELD EXPENSES

[illegible] Field Expense
[illegible] Field Expense: Road & Water
[illegible] Field Expense: Drill [illegible]
[illegible] Field Expense: Testing [illegible]
[illegible] Field Expense: Testing [illegible]
[illegible] Field Expense: Exploration & Development
[illegible] Field Expense: Lab Costs
[illegible] Field Expense: [illegible]
[illegible] Field Expense: Equipment Rental
Field Expenses

GENERAL AND ADMINISTRATIVE COSTS

[illegible] Miscellaneous
[illegible] Consulting
[illegible] Office Expenses
[illegible] Courier & Postage
[illegible] Donations & Contributions
[illegible] Telephone
[illegible] Professional Fees
[illegible] Interest and Bank Charges
[illegible] Legal and Accounting Fees
[illegible] Computer Repairs and Maintenance
[illegible] Fees, Licenses and Permits
[illegible] Meals/Entertainment
[illegible] Lodging
[illegible] Utilities: Waste Removal
[illegible] Utilities: Electric
[illegible] Insurance - Property
[illegible] Property Taxes
[illegible] Environmental Expenses - [illegible]
DOE Loan Maintenance Fee
[illegible] [illegible] Testing
General & Administrative Cost

TOTAL OPERATING & MAINTENANCE [illegible]

Direct Operating Costs
Land and Property Taxes
Project Insurance
[illegible]
Well, Pump, & Equipment Reserve
Management Fee
U.S. Geothermal Corp. Support

[illegible]

[illegible]

Cash Grant Discount Rate Toggle [illegible]

Cash Grant Discount Rate [illegible]

Cash Grant Allocation [illegible]

[illegible]

[illegible]	[illegible]
[illegible]	[illegible]
[illegible]	[illegible]
[illegible]	[illegible]
[illegible]	[illegible]
Total	[illegible]

[illegible]

Total [illegible]

Terminal Value of Cash Flows

[illegible]

[illegible]



[illegible]

Exhibit E

FORM OF PROMISSORY NOTE

Date of Note: ________________

Principal Amount: $__________

Interest Rate: The lesser of (1) 15% or (2) the highest interest rate permitted from time to time to be charged by law.

Default Rate: the Interest Rate plus five percent (5%).

FOR VALUE RECEIVED, the undersigned ("Maker") does hereby covenant and promise to pay to the order of [the Contribution Lender] or its successors or assigns (collectively, "Payee"), at [address of Contribution Lender], or at such other place as Payee may designate to Maker in writing from time to time, the Principal Amount, together with interest at the Interest Rate on the Principal Amount on [insert date which is the **5th anniversary** of the date of this Note].

The Maker will pay to the Payee any distributions payable to it by Oregon USG Holdings, LLC in accordance with **Section 2.3.6(b)** of the Amended and Restated Limited Liability Company Agreement dated ______________ of Oregon USG Holdings, LLC, which payments will be applied first to interest accrued and unpaid, and then to the principal balance of this Note. All payments of principal, interest and other sums hereunder shall be made in lawful money of the United States and in immediately available funds, without counterclaim or setoff and free and clear of, and without any deduction or withholding for, any taxes or other payments.

This Note may not be changed orally, but only by an agreement in writing, signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

Should the indebtedness represented by this Note or any part thereof be collected at law or in equity, or in bankruptcy, receivership or any other court proceedings (whether at the trial or appellate level), or should this Note be placed in the hands of attorneys for collection upon default, Maker agrees to pay, in addition to the principal, premium and interest due and payable hereon, all costs of collection or attempting to collect this Note, including reasonable attorneys' fees and expenses.
All parties to this Note, whether Maker, principal, surety, guarantor or endorser, hereby waive presentment for payment, demand, protest, notice of protest and notice of dishonor.

Anything herein to the contrary notwithstanding, the obligations of Maker under this Note shall be subject to the limitation that payments of interest shall not be required to the extent that receipt of any such payment by Payee would be contrary to provisions

of law applicable to Payee limiting the maximum rate of interest that may be charged or collected by Payee.

Notices or demands hereunder shall be in writing and shall be deemed to have been sufficiently given or served for all purposes when presented personally or sent by registered or certified mail, if to Maker at its address stated below, and if to Payee, at its address stated above, or at such other address of which a party shall have notified the party giving such notice in writing.

MAKER HEREBY EXPRESSLY AND UNCONDITIONALLY WAIVES, IN CONNECTION WITH ANY SUIT, ACTION OR PROCEEDING BROUGHT BY PAYEE ON THIS NOTE, ANY AND EVERY RIGHT IT MAY HAVE TO (I) INJUNCTIVE RELIEF, (II) A TRIAL BY JURY, (III) INTERPOSE ANY COUNTERCLAIM THEREIN, OTHER THAN A COMPULSORY COUNTERCLAIM AND (IV) HAVE THE SAME CONSOLIDATED WITH ANY OTHER OR SEPARATE SUIT, ACTION OR PROCEEDING. NOTHING HEREIN CONTAINED SHALL PREVENT OR PROHIBIT MAKER FROM INSTITUTING OR MAINTAINING A SEPARATE ACTION AGAINST PAYEE WITH RESPECT TO ANY ASSERTED CLAIM.

This Note and the rights and obligations of the parties hereunder shall in all respects be governed by, and construed and enforced in accordance with, the laws of the State of New York (without giving effect to New York's principles of conflicts of law). Maker hereby irrevocably submits to the jurisdiction of any New York State or Federal court sitting in The City of New York over any suit, action or proceeding arising out of or relating to this Note, and Maker hereby agrees and consents that, in addition to any methods of service of process provided for under applicable law, all service of process in any such suit, action or proceeding in any New York State or Federal court sitting in The City of New York may be made by certified or registered mail, return receipt requested, directed to Maker at the address indicated below, and service so made shall be complete five (5) days after the same shall have been so mailed.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, Maker has executed and delivered this Note on the day and year first above written.

Attest:*

[NON-CONTRIBUTING MEMBER]

By_________________________
Secretary

By
Name:
Title:

Address of Maker:

This is to certify that this Note was executed in my presence on the date hereof by the parties whose signatures appear above in the capacities indicated.

Notary Public

My Commission Expires:

____

* if Maker or general partner of Maker is a corporation.

EXHIBIT F

INSURANCE REQUIREMENTS

The Company shall maintain in full force and effect , the following insurance:

(a) "all-risk" property, boiler and machinery insurance, including coverage for earthquake, flood, terrorism (if agreed upon by the Company) and business interruption (with an indemnity period no less than 12 months) and in an amount not less than seventy-five percent (75%) of the full replacement cost (insurable value) of the improvements (as established by an MAI appraisal), without reduction for depreciation or the maximum foreseeable loss value as agreed upon by the Company, whichever is greater. The deductible shall be $25,000.00, or an amount achievable with insurers. However in no event shall the deductible exceed $100,000.

(b) Commercial General Liability Insurance against claims for personal injury, bodily injury, death and property damage occurring on, in or about the Project or the improvements thereon in amounts not less than $10,000,000.00 per occurrence and $10,000,000.00 in the aggregate. The policy shall include, but not be limited to coverage for products and completed operations liability; broad form property damage; sudden and accident pollution liability; contractual liability; cross liability and severability of interest.

(c) Automobile Liability insurance covering all vehicles owned, hired, leased or rented by the Company in an amount not less than $1,000,000 each accident and combined single limit for bodily injury and or property damage arising out of the ownership and operation of such vehicles.

(d) If the improvements at the Project or any part thereof is situated in an area designated by the Federal Emergency Management Agency ("**FEMA**") as a special flood hazard area (Zone A or Zone V), flood insurance in an amount equal to the lesser of:

(i) the minimum amount required, under the terms of coverage, to compensate for any damage or loss on a replacement basis (or the unpaid balance of the Project Development Loan if replacement cost coverage is not available for the type of building insured), or

(ii) the maximum insurance available under the appropriate National Flood Insurance Administration program. The maximum deductible shall be $10,000.00 per building or a higher minimum amount as required by FEMA or other applicable Law.

(e) When required by applicable Law, ordinance or other regulation, worker's compensation and employer's liability insurance covering all persons subject

to the worker's compensation Laws of the state in which the Project is located. Employer's liability insurance shall be in amounts not less than $1,000,000 bodily injury by accident each accident; $1,000,000 bodily injury by disease each employee; and $1,000,000 bodily injury by disease policy limit.

(f) Such greater or other insurance on the Project or on any replacements or substitutions thereof or additions thereto as may be required under the terms of the Project Loan Documents or by the Members of the Company.

(g) Such additional or other insurance as may be required by law or as agreed upon by the Company or the Board.

All such insurance shall be with insurers fully licensed and authorized to do business in the State within which the Project is located and who have and maintain a rating of at least:

(i) AA from Standard & Poor's or equivalent; or
(ii) A-X or higher from A.M. Best

The Company shall cause each insurance policy to:

(i) provide for at least thirty (30) days' prior written notice to the Members, prior to any coverage reduction, termination or cancellation, except where cancellation is by reason of non-payment of premium, ten (10) days' prior written notice will be required.

(ii) (ii) in the event that the Project constitutes a legal non-conforming use under applicable building, zoning or land use Laws or ordinances, shall include an ordinance or Law coverage endorsement which will contain Coverage A: "Loss Due to Operation of Law" (with a minimum liability limit equal to Replacement Cost With Agreed Value Endorsement), Coverage B: "Demolition Cost" and Coverage C: "Increased Cost of Construction" coverages.

EXHIBIT G

AREA SUBJECT TO RIGHT OF FIRST OFFER

Please see the shaded area on the attached map.


SURFACE OWNERSHIP STATUS:
JR Land & Livestock - Owned
USGen - Leased
USGen - Leased
Surface Management/Ownership
NEAL HOT SPRINGS GEOTHERMAL PROJECT


USG MINERAL OWNERSHIP STATUS:
Cypress Gold - 50% (Leased)
GCO Minerals - 25% (Purchase Option)
USG Owned - 25 %
Cypress Gold - 50% (Leased)
GCO Minerals - 25% (Purchase Option)
JR Land & Livestock - 25% (Leased)
Cypress Gold - 50% (Leased)
GCO Minerals - 25%
JR Land & Livestock - 25% (Leased)
Minerals Owned By:
2 JR Land & Livestock (USG Leased)
3 John Jordan (USG Leased)
Minerals Ownership
NEAL HOT SPRINGS GEOTHERMAL PROJECT

EXHIBIT H

TREASURY GRANT ADJUSTMENT CALCULATIONS

The following examples are for the 23 MW Scenarios, and illustrate adjustments for Enbridge in reference to change in Treasury Grant Percentage and Additional Capital and use FINAL NHS Financials v37 (Enbridge) 7-28-2010.xls; this reference model will be used to calculate all future adjustments to Enbridge's interests and Treasury Grant (TG) Amount

Example 1: Reference/Base Case Economics

Project Assumptions			Enbridge		
Capacity (MWs)		23	Unfunded Capital Commitment plus Capital Contributions	$	18,763,389
Capital ($)	$	124,278,116	Percentage Interest		20%
Treasury Grant ($)	$	35,167,266	Treasury Grant Percentage		70%
Anticipated Treasury grant Distributable Amount($	$	12,000,270	Enbridge TG Distribution Amount	$	8,400,189
Actual Treasury grant Distributable Amount($)	$	12,000,270	Internal Rate of Return		16.5%

Example 2 Adjustment to Treasury Grant for Change in Law (Section 2.3.4(b)(i)) [ACTUAL TREASURY GRANT DISTRIBUTION AMOUNT < $5,000,000]
The economics in this case are equivalent to Enbridge's Unfunded Capital Commitment plus Capital Contributions of $18,763,389, and Enbridge Percentage Interest equals 20% and the TG Distribution amount $5,000,000, to create a Substitute IRR of 14.2% .

Project Assumptions			Enbridge		
Capacity (MWs)		23	Unfunded Capital Commitment plus Capital Contributions	$	18,763,389
Capital ($)	$	124,278,116	Percentage Interest		20.0%
Treasury Grant ($)		$5,000,000	Treasury Grant Percentage		100%
Actual Treasury Grant Distributable Amount($)		$5,000,000	Enbridge TG Distribution Amount		$5,000,000
			Substitute IRR		14.2%

Since there is no Treasury Grant, after adjusting Enbridge's Treasury Grant Percentage to 100%, Enbridge Percent Interest rises as per 2.3.2 (b) Adjustment to Percentage Interest

Project Assumptions			Enbridge		
Capacity (MWs)		23	Unfunded Capital Commitment plus Capital Contributions	$	18,763,389
Capital ($)	$	124,278,116	Percentage Interest		25.9%
Treasury Grant ($)		$0	Treasury Grant Percentage		100%
Actual Treasury Grant Distributable Amount($)		$0	Enbridge TG Distribution Amount		$0
			Substitute IRR		14.2%

Example 3(a) Adjustment to Treasury Grant for Decreased Qualifying Costs (Section 2.3.4(b)(ii)) [ACTUAL ENBRIDGE TG DISTRIBUTION AMOUNT < $7,000,001]
In this case the Enbridge's Unfunded Capital Commitment plus Capital Contributions of $18,763,389 and the Treasury Grant has decreased from the Base Case to $33,167,266 and Enbridge TG Distribution amount is $7,000,000 to create a Substitute IRR of 15.5%. If the TG is not enough to meet the Substitute IRR of 15.5%, then Enbridge's Percent Interest rises as per 2.3.2 (b) Adjustment to Percentage Interest

Project Assumptions		Enbridge	
Capacity (MWs)	23	Unfunded Capital Commitment plus Capital Contributions	$ 18,763,389
Capital ($)	$ 124,278,116	Percentage Interest	20%
Treasury Grant ($)	$ 33,167,288	Treasury Grant Percentage	70%
Actual Treasury grant Distributable Amount($)	$ 10,000,270	Enbridge TG Distribution Amount	$ 7,000,000
		Substitute IRR	15.5%

Example 3(b) **Adjustment to Treasury Grant for Decreased Qualifying Cost Summary Table [ACTUAL TG DISTRIBUTION AMOUNT < $7,000,001]**

In cases where Enbridge TG Distribution Amount drops below $7,000,000, after first increasing the Enbridge Treasury Grant Percentage to 100%, to maintain a Substitute IRR of 15.5% Enbridge's Percentage Interest would increase as the Table below shows :

Enbridge's TG Percentage	Enbridge Percentage Interest	Enbridge TG Distribution Amount ($)	TG Shortfall
100%	20.00%	$7,000,000	$ -
100%	21.32%	$6,000,000	$1,000,000
100%	22.64%	$5,000,000	$2,000,000
100%	23.95%	$4,000,000	$3,000,000
100%	25.27%	$3,000,000	$4,000,000
100%	26.59%	$2,000,000	$5,000,000
100%	27.90%	$1,000,000	$6,000,000
100%	29.22%	$0	$7,000,000

Example 4: Adjustment for USG Treasury Grant Default Event (Section 2.3.4(b)(iii))

In this cases Enbridge Substitute IRR will equal 16.5%, which is the same as its Internal Rate of Return as in Example 1. After first increasing the Enbridge Treasury Grant Percentage to 100%, Enbridge's Percent Interest rises as per 2.3.2 (b) Adjustment to Percentage Interest.

Project Assumptions		Enbridge	
Capacity (MWs)	23	Unfunded Capital Commitment plus Capital Contributions	$ 18,763,389
Capital ($)	$ 124,278,116	Percentage Interest	32%
Treasury Grant ($)	$0	Treasury Grant Percentage	100%
Actual Treasury Grant Distributable Amount($)	$0	Enbridge TG Distribution Amount	$0
		Substitute IRR	16.5%

Example 5 Adjustment to Treasury Grant for Projects Costs coming in under budget. In this case the Capital Costs have come under budget $6,046,512, and the Enbridge's Unfunded Capital Commitment plus Capital Contributions of $17,218,002 is lower than the Base Case. To maintain the Internal Rate of Return of 16.5% the Enbridge TD Distribution amount is $6,244,149 or 55.7% of the Treasury Grant Percentage.

Project Assumptions		Enbridge	
Capacity (MWs)	23	Unfunded Capital Commitment plus Capital Contributions	$ 17,218,002
Capital ($)	$ 118,231,604	Percentage Interest	20.0%
Treasury Grant ($)	$ 33,411,827	Treasury Grant Percentage	55.7%
Actual Treasury Grant Distributable Amount($)	$ 11,210,322	Enbridge TG Distribution Amount	6,244,149
		Substitute IRR	16.5%

The following examples are for the 23 MW Additional Capital Scenarios, and illustrate adjustments for Enbridge in reference to change in Treasury Grant Percentage, Percent Interest and use FINAL NHS Financials v37 (Enbridge) 7-28-2010.xls; this reference model will be used to calculate all future adjustments to Enbridge's interests and Treasury Grant (TG) Amount

Additional Capex Calculations: $5M Case with 1.075% "Premium Internal Rate of Return"

Example 1 : Reference Case 23 MW with Additional Capital

Additional Capital Required	Enbridge Unfunded Capital Commitment plus Capital Contributions	Substitute IRR	
None	$ 18,760,000	16.50%	
$2,000,000	$ 19,760,000	16.56%	
$2,000,000	$ 20,760,000	16.62%	** See Example Case below
$3,000,000	$ 21,760,000	16.67%	
$4,000,000	$ 22,760,000	16.72%	
$5,000,000	$ 23,760,000	16.76%	

Example Case 1: If $2M of Additional Capital was required by Enbridge, and all additional capital is assumed to be eligible for Treasury Grant (TG)
In this case Project Costs have increased by $7,902,728 from the Base Case, and new Project Costs are $132,180,844;
The increased costs of $7,902,728 will be paid for by increasing DOE Loan amount by $5,902,728 and Enbridge putting in $2,000,000 of Additional Capital

Project Assumptions		Enbridge	
Capacity (MW)	23	Unfunded Capital Commitment plus Capital Contributions	$ 20,783,193
Capital ($)	$ 132,180,844	Percentage Interest	20%
Treasury Grant ($)	$ 37,461,606	Treasury Grant Percentage	87%
Anticipated Treasury Grant Distributable Amount($)	$ 13,032,723	Enbridge TG Distribution Amount	$ 11,300,674
Actual Treasury Grant Distributable Amount($)	$ 13,032,723	Substitute IRR	16.62%

Example 2: Additional Capital and Change in Law (Section 2.3.4(b)(i))

Additional Capital Required	Enbridge Unfunded Capital Commitment plus Capital Contributions	Resulting IRR	
None	$ 18,760,000	14.20%	
$1,000,000	$ 19,760,000	14.25%	
$2,000,000	$ 20,760,000	14.30%	** See Example Case 2 below
$3,000,000	$ 21,760,000	14.35%	
$4,000,000	$ 22,760,000	14.39%	
$5,000,000	$ 23,760,000	14.42%	

Example Case 2: If $1M of Additional Capital was required by Enbridge and no Treasury Grant (TG) due to Change in Law (Section 2.3.4(b)(i))
[illegible]
[illegible]

Project Assumptions		Table below shows:	
[illegible]	[illegible]	[illegible]	[illegible]
Capital ($)	[illegible]	[illegible]	[illegible]
Treasury Grant ($)	[illegible]	[illegible]	[illegible]
Actual Treasury Grant Distributable Amount($)	[illegible]	[illegible]	[illegible]
		Substitute IRR	[illegible]

Example 3: Additional Capital and Decreased Qualifying Costs (Section 2.3.4(b)(ii))[ACTUAL ENBRIDGE TG DISTRIBUTION AMOUNT = $7,000,000]

Additional Capital Required	Total Enbridge Investment		Resulting IRR	
None	$	18,760,000	16.50%	
$1,000,000	$	19,760,000	16.56%	
$2,000,000	$	20,760,000	16.62%	
$3,000,000	$	21,760,000	16.67%	** See Example Case 3 Below
$4,000,000	$	22,760,000	16.72%	
$5,000,000	$	23,760,000	16.76%	

Example Case 3: If $3M of Additional Capital was made by Enbridge, and lower Treasury Grant (TG) due to Decreased Qualifying Costs (Section 2.3.4(b)(ii))
In this case Project Costs have increased by $11,740,020 from the Base Case, and new Project Costs are $136,018,136 , additional costs assumed eligible for the TG
The increased costs of $11,740,020 will be paid for by increasing DOE Loan amount by $8,740,020 and Enbridge putting in $3,000,000 of Additional Capital
With $1,000,000 of disqualified costs, the Actual Treasury Grant Distributable Cash Amount is $12,534,046 and is above the Base Case Model $12,000,270
the Substitute IRR increases to the Reference Case with Additional Capital

Project Assumptions			Enbridge		
Capacity (MWh)		25	Unfunded Capital Commitment plus Capital Contributions	$	21,700,000
Capital ($)	$	136,018,136	Percentage Interest		20.4%
Treasury Grant ($)	$	38,575,659	Treasury Grant Percentage		100%
Anticipated Treasury Grant Distributable Amount($)	$	13,534,046	Enbridge TG Distribution Amount		12,534,046
Less Disqualified Costs	$	1,000,000			
Actual Treasury Grant Distributable Amount($)	$	12,534,046	Substitute IRR		16.67%

Scenario 4 - Additional Capital and USG Treasury Grant Default Event (Section 2.3.4(b)(iii))

Additional Capital Required	Enbridge Unfunded Capital Commitment plus Capital Contributions		Resulting IRR	
None	$	18,760,000	16.50%	
$1,000,000	$	19,760,000	16.56%	** See Example Case 4 Below
$2,000,000	$	20,760,000	16.62%	
$3,000,000	$	21,760,000	16.67%	
$4,000,000	$	22,760,000	16.72%	
$5,000,000	$	23,760,000	16.76%	

Example Case 4: If $1M of Additional Capital was required by Enbridge and USG Treasury Grant Default Event (Section 2.3.4(b)(iii))
[illegible]

Project Assumptions			Enbridge		
[illegible]		[illegible]	Unfunded Capital Commitment plus Capital Contributions		[illegible]
[illegible]		[illegible]	Percentage Interest		[illegible]
[illegible]		[illegible]	Treasury Grant Percentage		100%
[illegible]		[illegible]	Enbridge TG Distribution Amount		[illegible]
[illegible]		[illegible]	Substitute IRR		[illegible]

The following examples are for the 15 MW Scenarios, and illustrate adjustments for Enbridge in reference to change in Treasury Grant Percentage and Additional Capital and use FINAL NHS Financials 15MW Scenario (Enbridge)8-23-2010.xls; this reference model will be used to calculate all future adjustments to Enbridge's interests and Treasury Grant (TG) Amount

Example 1: **Reference/Base Case Economics**

Project Assumptions		Enbridge	
Capacity (MWs)	15	Unfunded Capital Commitment plus Capital Contributions	$ 10,293,315
Capital ($)	$ 91,137,922	Percentage Interest	30%
Treasury Grant ($)	$ 25,545,939	Treasury Grant Percentage	62%
Anticipated Treasury grant Distributable Amount($)	$ 8,130,884	Enbridge TG Distribution Amount	$ 3,084,811
Actual Treasury grant Distributable Amount($)	$ 8,130,884	Internal Rate of Return	16.3%

Example 2 **Adjustment to Treasury Grant for Change in Law (Section 2.3.4(b)(i)) [ACTUAL TREASURY GRANT DISTRIBUTION AMOUNT < $3,045,250]**
The economics in this case are equivalent to Enbridge's Unfunded Capital Commitment plus Capital Contributions of $10,293,315, and Enbridge TD Distribution amount $3,085,852 to create a Internal Rate of Return of 14.2% .

Project Assumptions		Enbridge	
Capacity (MWs)	15	Unfunded Capital Commitment plus Capital Contributions	$ 10,293,315
Capital ($)	$ 91,137,922	Percentage Interest	20.0%
Treasury Grant ($)	$3,045,250	Treasury Grant Percentage	100%
Actual Treasury grant Distributable Amount($)	$3,045,250	Enbridge TG Distribution Amount	$3,045,250
		Internal Rate of Return	14.2%

Since there is $0 Treasury Grant, Enbridge Percent Interest rises to 26.6% as per 2.3.2 (b) Adjustment to Percentage Interest

Project Assumptions		Enbridge	
Capacity (MWs)	15	Unfunded Capital Commitment plus Capital Contributions	$ 10,293,315
Capital ($)	$ 91,137,922	Percentage Interest	26.6%
Treasury Grant ($)	$0	Treasury Grant Percentage	100%
Actual Treasury grant Distributable Amount($)	$0	Enbridge TG Distribution Amount	$0
		Internal Rate of Return	14.2%

Example 3(a) **Adjustment to Treasury Grant for Decreased Qualifying Costs (Section 2.3.4(b)(ii)) [ACTUAL ENBRIDGE TG DISTRIBUTION AMOUNT < $4,222,745]**
In this case Enbridge's Unfunded Capital Commitment plus Capital Contributions of $10,293,315 and the Actual Treasury Grant Distribution has decreased from the Base Case to $26,236,135 and Enbridge TG Distribution amount is $4,222,745 to create a Substitute IRR of 15.5%. If the TG is not enough to meet the Substitute IRR of 15.5%, then Enbridge's Percent Interest rises as per 2.3.2 (b) Adjustment to Percentage Interest

Project Assumptions		Enbridge	
Capacity (MWs)	15	Unfunded Capital Commitment plus Capital Contributions	$ 10,293,315
Capital ($)	$ 91,137,922	Percentage Interest	20%
Treasury Grant ($)	$ 24,236,135	Treasury Grant Percentage	62%
Actual Treasury grant Distributable Amount($)	$ 6,810,879	Enbridge TG Distribution Amount	$ 4,222,745
		Internal Rate of Return	15.5%

Example 3(b) **Adjustment to Treasury Grant for Decreased Qualifying Cost Summary Table [ACTUAL TG DISTRIBUTION AMOUNT < $4,222,745]**
In cases where Enbridge TG Distribution Amount drops below $4,222,745 Enbridge's Percentage Interest would increase as the Table below shows:

Enbridge's :			
Enbridge's TG Percentage	**Percentage Interest**	**Enbridge TG Distribution Amount ($)**	**ITC Shortfall**
100%	20.00%	$4,222,745	$ -
100%	22.40%	$3,222,745	$1,000,000
100%	25.00%	$2,222,745	$2,000,000
100%	27.42%	$1,222,745	$3,000,000
100%	29.85%	$222,745	$4,000,000
100%	30.40%	$0	$4,222,745

Example 4: **Adjustment for USG Treasury Grant Default Event (Section 2.3.4(b)(iii))**
In this cases Enbridge Substitute IRR will equal 16.5%, which is the same as its Internal Rate of Return as in Example 1. After first increasing the Enbridge Treasury Grant Percentage to 100%, Enbridge's Percent Interest rises as per 2.3.2 (b) Adjustment to Percentage Interest.

Project Assumptions		Enbridge	
Capacity (MWs)	15	Unfunded Capital Commitment plus Capital Contributions	$ 10,293,315
Capital ($)	$ 91,137,922	Percentage Interest	33.2%
Treasury Grant ($)	$0	Treasury Grant Percentage	100%
Actual Treasury grant Distributable Amount($)	$0	Enbridge TG Distribution Amount	$0
		Internal Rate of Return	16.5%

Example 5 **Adjustment to Treasury Grant for Projects Costs coming in under budget. In this case the Capital Costs have come under budget $3,248,062, and the Enbridge's Unfunded Capital Commitment plus Capital Contributions of $9,463,165 is lower than the Base Case. To maintain the Internal Rate of Return of 16.5% the Enbridge TG Distribution amount is $3,886,642 or 50.5% of the Treasury Grant Percentage.**

Project Assumptions		Enbridge	
Capacity (MWs)	23	Unfunded Capital Commitment plus Capital Contributions	$ 9,463,165
Capital ($)	$ 87,889,859	Percentage Interest	20.0%
Treasury Grant ($)	$ 10,602,933	Treasury Grant Percentage	50.5%
Actual Treasury grant Distributable Amount($)	$ 7,696,320	Enbridge TG Distribution Amount	3,886,642
		Internal Rate of Return	16.5%

The following examples are for the 15 MW Additional Capital Scenarios, and illustrate adjustments for Enbridge in reference to change in Treasury Grant Percentage, Percentage Interest and use FINAL NHS Financials 15MW Scenario (Enbridge)8-23-2010.xls; this reference model will be used to calculate all future adjustments to Enbridge's interests and Treasury Grant (TG) Amount

Additional Capex Calculations: $5M Case with 1.075% "Premium Internal Rate of Return"

Example 1 : Reference Case 23 MW with Additional Capital

Additional Capital Required	Enbridge Unfunded Capital Commitment plus Capital Contributions	Substitute IRR	
None	$ 10,293,315	16.50%	
$1,000,000	$ 11,293,315	16.61%	
$2,000,000	$ 12,293,315	16.70%	** See Example Case below
$3,000,000	$ 13,293,315	16.78%	
$4,000,000	$ 14,293,315	16.85%	
$5,000,000	$ 15,293,315	16.90%	

Example Case 1: If $2M of Additional Capital was required by Enbridge, and all additional capital is assumed to be eligible for Treasury Grant (TG)
In this case Project Costs have increased by $7,826,974 from the Base Case, and new Project Costs are $98,564,856;
The increased costs of $7,826,974 will be paid for by increasing DOE Loan amount by $5,826,974 and Enbridge putting in $2,000,000 of Additional Capital

Project Assumptions		Enbridge	
Capacity (MWs)	15	Unfunded Capital Commitment plus Capital Contributions	$ 12,293,315
Capital ($)	$ 98,564,856	Percentage Interest	20%
Treasury Grant ($)	$ 27,818,267	Treasury Grant Percentage	87%
Anticipated Treasury grant Distributable Amount($)	$ 9,143,220	Enbridge TG Distribution Amount	7,936,315
Actual Treasury grant Distributable Amount($)	$ 9,143,220	Substitute IRR	16.70%

Example 2: Additional Capital and Change in Law (Section 2.3.4(b)(i))

Additional Capital Required	Enbridge Unfunded Capital Commitment plus Capital Contributions	Substitute IRR	
None	$ 10,293,315	14.20%	
$1,000,000	$ 11,293,315	14.29%	** See Example Case 2 below
$2,000,000	$ 12,293,315	14.37%	
$3,000,000	$ 13,290,315	16.44%	
$4,000,000	$ 14,293,315	14.50%	
$5,000,000	$ 15,293,315	14.55%	

Example Case 2: If $1M of Additional Capital was required by Enbridge and no Treasury Grant (TG) due to Change in Law (Section 2.3.4(b)(i))
[illegible]

Project Assumptions		Table below shows:	
Capacity (MWs) [illegible]	[illegible]	Unfunded Capital Commitment plus Capital Contributions	$ 11,293,315
Capital ($) [illegible]	[illegible]	Percentage Interest [illegible]	30.1%
Treasury Grant ($) [illegible]	50	[illegible]	100%
Actual Treasury Grant Distributable Amount($) [illegible]	50	Enbridge TG Distribution Amount	[illegible]
[illegible]	[illegible]	Substitute IRR	14.79%

Example 3: Additional Capital and Decreased Qualifying Costs (Section 2.3.4(b)(iii))

Additional Capital Required	Total Enbridge Investment		Substitute IRR	
None	$	10,293,315	16.50%	
$1,000,000	$	11,293,315	16.61%	
$2,000,000	$	12,293,315	16.70%	
$3,000,000	$	13,293,315	16.76%	
$4,000,000	$	14,293,315	16.85%	
$5,000,000	$	15,293,315	16.90%	** See Example Case 3 Below

Example Case 3: If $5M of Additional Capital was required by Enbridge, and lower TG due to Decreased Qualifying Costs (Section 2.3.4(b)(ii))
In this case Project Costs have increased by $19,575,253 from the Base Case, and new Project Costs are $110,713,175 , additional costs assumed eligible for the TG
The increased costs of $19,575,253 will be paid for by increasing DOE Loan amount by $14,575,253 and Enbridge putting in $5,000,000 of Additional Capital
With $1,000,000 of disqualified costs, the Actual Treasury Grant Distributable Cash Amount is $9,678,076 and is above the Base Case Model $8,120,663 the Substitute IRR increases to the Reference Case with Additional Capital

Project Assumptions			Enbridge		
	$	19,575,253			
Capacity (MWC)	15		Unfunded Capital Commitment plus Capital Contributions	$	15,296,419
Capital ($)	$	110,713,175	Percentage Interest		28.0%
Treasury Grant ($)	$	31,229,057	Treasury Grant Percentage		100%
Anticipated Treasury Grant Distributable Amount($)	$	10,678,076	Enbridge TG Distribution Amount	$	9,678,076
Less Disqualified Costs	$	1,000,000			
Actual Treasury Grant Distributable Amount ($)	$	9,678,076	Substitute IRR		16.90%

Scenario 4 : Additional Capital and USG Treasury Grant Default Event (Section 2.3.4(b)(iii))

Additional Capital Required	Enbridge Unfunded Capital Commitment plus Capital Contributions		Resulting IRR	
None	$	10,293,315	16.50%	
$1,000,000	$	11,293,315	16.61%	** See Example Case 4 Below
$2,000,000	$	12,293,315	16.70%	
$3,000,000	$	13,293,315	16.78%	
$4,000,000	$	14,293,315	16.85%	
$5,000,000	$	15,293,315	16.90%	

Example Case 4: If $5M of Additional Capital was required by Enbridge and USG Treasury Grant Default Event (Section 2.3.4(b)(iii))

[illegible]

SCHEDULE 6.9.16

SCHEDULE OF ACCEPTABLE CHANGES

1. Changes to the Project Loan Documents to reflect the anticipated construction of a Two Module Model versus a Three module Model.

2. Changes regarding timing of Enbridge's Capital Commitment to allow for Enbridge's Capital Commitment to be funded over a period of time.

3. Variations in United States Treasury rates.